Exhibit 10.5

AMENDED AND RESTATED

LOAN AGREEMENT

Dated as of June 29, 2012

among

SANTA MONICA ASSISTED LIVING OWNER, LLC,

AL SANTA MONICA SENIOR HOUSING, LP,

SUNRISE CONNECTICUT AVENUE ASSISTED LIVING OWNER, L.L.C.,

GILBERT AZ SENIOR LIVING OWNER, LLC,

CHTSUN TWO GILBERT AZ SENIOR LIVING, LLC,

METAIRIE LA SENIOR LIVING OWNER, LLC,

CHTSUN TWO METAIRIE LA SENIOR LIVING, LLC,

BATON ROUGE LA SENIOR LIVING OWNER, LLC,

CHTSUN TWO BATON ROUGE LA SENIOR LIVING, LLC,

LOMBARD IL SENIOR LIVING OWNER, LLC,

CHTSUN THREE LOMBARD IL SENIOR LIVING, LLC,

LOUISVILLE KY SENIOR LIVING OWNER, LLC,

and SUNRISE LOUISVILLE KY SENIOR LIVING, LLC

as Borrowers,

and

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA,

as Lender

Deal Name:	CHT REIT Portfolio
Loan Numbers:	706108716 – 706108717 and
706108866 – 706108870

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

i

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

ii

EXHIBITS

Exhibit A – Legal Description of Land

Exhibit B – Description of Personal Property Security

Exhibit C – Permitted Encumbrances

Exhibit D – Individual Properties and Allocated Loan Amounts

Exhibit E – List of Borrowers, Borrowers’ Addresses and Borrowers’ Tax Identification Numbers

Exhibit F – Principal and Interest Payments and Daily Charges Due Under Each Note

Exhibit G – List of Post-Closing Obligations

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

iii

DEFINITIONS

The terms set forth below are defined in the following sections of this Amended and Restated Loan Agreement:

Accounting Period	Section 1.10(a)
Act	Section 3.22(x)
Action	Section 9.04
Additional Borrowers	Recitals, Section 2
Additional Funds	Section 3.07(c)
Additional Loans	Recitals, Section 2
Affecting Borrower’s Individual Property	Section 3.12(a)
Affiliate	Section 3.22, Section 11.01
Agreement	Preamble
Allocated Loan Amount	Section 1.10(b)
Allocated Loan Amounts	Section 1.10(b)
Anti-Terrorism Regulations	Section 3.20(b)
Assessments	Section 3.03(a)
Assignment	Section 1.10(c)
Assignments	Section 1.10(d)
Award	Section 3.08(b)
Bad Debt	Section 1.10(e)
Balance	Section 1.03(a)
Borrower	Preamble
Borrowers	Preamble
Borrower’s Account	Section 1.04(c)
Business Day	Section 1.04(b)
Capital Transaction	Section 1.10(f)
CCP	Section 11.02(f)
CHT REIT	Section 5.01
CMS	Section 11.01(a)(ii)
CHT Entity	Section 5.01
CHT Sun	Section 5.01(h)
CON	Section 11.01(a)(iii)
Control, Controlled or Controlling	Section 3.22
Costs	Section 4.01
Creditors Rights Laws	Section 3.22(y)
Cross Collateral Assignment of Leases	Section 1.10(g)
Cross Collateral Assignments	Section 1.10(h)
Cross Collateral Documents	Section 1.10(i)
Cross Collateral Mortgage	Section 1.10(j)
Cross Collateral Mortgages	Section 1.10(k)
Daily Charge	Section 1.04(a)
Damage	Section 3.07(a)
Debt Service Coverage Ratio	Section 5.02
Debt Yield	Section 5.04
Default Rate	Section 1.04(b)
Deposits	Section 3.10(a)
Discount Rate	Section 1.06

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

i

Documents	Section 1.02
Due Date	Section 1.03(c)
Environmental Indemnity	Section 1.10(l)
Environmental Indemnities	Section 1.10(m)
Environmental Law	Section 3.12(a)
Environmental Liens	Section 3.12(b)
Environmental Report	Section 3.12(a)
ERISA	Section 3.11(a)
ERISA Indemnity	Section 1.10(n)
ERISA Indemnities	Section 1.10(o)
Event of Default	Section 6.01
Exculpated Parties	Section 8.01
Executive Order 13224	Section 2.09
Exiting Property	Section 5.03
FF&E	Section 3.05(g)
FHA Act	Section 2.04(i)
First Notice	Section 3.15(c)
Flood Acts	Section 2.04(a)
Full Replacement Cost	Section 3.06(a)
Funding Date	Section 1.03(a)
GAAP	Section 3.15(a)(ii)
Governmental Authority	Section 11.01(a)(iv)
Grace Period	Section 6.01(c)
Gross Revenue	Section 2.11
Hazardous Materials	Section 3.12(a)
Healthcare Laws	Section 11.01(a)(v)
Healthcare Permit	Section 11.01(a)(vi)
HIPAA	Section 11.01(a)(vii)
HIPAA Compliant	Section 11.01(a)(viii)
Impositions	Section 3.10(a)
Improvements	Section 2.01
Indemnified Parties	Section 8.03
Indemnify	Section 8.03
Individual Beneficiaries	Section 2.09
Individual Loan	Recitals, Section 5
Individual Loan Documents	Section 1.02
Individual Property	Section 1.10(p)
Individual Shareholders	Section 2.09
Insurance Premiums	Section 3.10(a)
Instrument	Section 1.10(q)
Instruments	Section 1.10(r)
Investors	Section 9.06(a)
Land	Section 2.01
Late Charge	Section 1.04(a)
Laws	Section 3.05(c)
Lender	Preamble
Lender Affiliates	Section 9.10
Liability Policy Notice	Section 3.06(c)
Lien	Section 1.10(s)

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

LLC Agreement	Section 3.22(x)
LLC Borrower	Section 3.22(x)
Loan	Recitals, Section 5
Loan to Value Ratio	Section 5.02
Losses	Section 8.03
Management Gross Revenues	Section 1.10(t)
Manager Pooling Agreement	Section 3.21
Maturity	Section 1.03(d)
Maturity Date	Section 1.03(d)
MBA Form	Section 3.06(d)
Medicaid	Section 11.01(a)(ix)
Medicare	Section 11.01(a)(x)
Member	Section 3.22(x)
Mezzanine Borrower	Section 5.07
Mezzanine Collateral	Section 5.07
Mezzanine ICA	Section 5.07
Mezzanine Lender	Section 5.07
Mezzanine Loan	Section 5.07
Microbial Matter	Section 3.12(a)
Minor Commercial Leases	Section 2.11
Net Proceeds	Section 3.07(d)
NOI	Section 5.02
Note	Section 1.10(v)
Notes	Section 1.10(w)
Note Rate	Section 1.03(a)
Notice	Section 9.02
O&M Plan	Section 3.12(b)
Obligations	Section 1.01
OFAC	Section 2.09
OFAC Indemnity	Section 8.01(a)
OFAC Lists	Section 2.09
OFAC Violation	Section 3.20(c)
Operator	Section 1.10(x)
Operators	Section 1.10(y)
Organization State	Section 2.01
Original Borrowers	Recitals, Section 1
Original Loan Agreement	Recitals, Section 1
Original Loans	Recitals, Section 1
Owner	Section 1.10(z)
Owners	Section 1.10(aa)
Parent	Section 5.03(h)
Partial Release	Section 5.02
PCBs	Section 3.12(a)
Permits	Section 11.01(a)(xi)
Permitted Capital Leases	Section 11.02(h)
Permitted Encumbrances	Section 2.01
Permitted Member Loan	Section 5.01(h)
Permitted Member Loans	Section 5.01(h)
Permitted Transfer	Section 5.01(a)

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

Pool Obligations	Section 1.10(bb)
Pool Subsidiaries	Section 11.02(d)
Prepayment Premium	Section 1.06
Present Value of the Loan	Section 1.06
Principal Payment Amount	Section 5.02(d)
Property	Section 1.10(cc)
Property Manager	Section 1.10(dd)
Property Manager’s System	Section 1.10(ee)
Property Payables	Section 3.09
Property State	Section 2.01
PTE	Section 3.11(a)
Qualified Manager	Section 5.04(m)
Rating Agency	Section 9.06(a)
Recourse Documents	Section 1.10(ff)
Recourse Guarantors	Section 1.10(gg)
Recourse Liabilities Guaranty	Section 1.10(hh)
Recourse Liabilities Guaranties	Section 1.10(ii)
Recourse Parties	Section 8.01
Release	Section 3.12(a)
Release Administrative Fee	Section 5.02(h)
Release Price	Section 5.02(d)
Release Property	Section 5.02
Rent Loss Proceeds	Section 3.07(c)
Rent Roll	Section 2.11
Resident Agreements	Section 11.01(a)(xii)
Restoration	Section 3.07(a)
Revenue Code	Section 2.05
Second Notice	Section 3.15(c)
Securities	Section 9.06(a)
Security Agreement	Section 7.01
Security Deposit	Section 8.01(j)
Senior Living Facility	Exhibit B
Single Impacted Individual Property	Section 8.01(o)
Single Impacted Individual Property Exception	Section 8.01(o)
Special Member	Section 3.22(x)
SSLI	Section 3.15(a)(ii)
SSLI Entity	Section 5.01(f)
SSLI Merger	Section 18
SSLI Real Estate Divestiture	Section 18
SSLI Survivor	Section 5.01
SSLII	Section 5.01(h)
Sub-Acute Unit	Section 11.02(g)
Substitute Property	Section 5.03
Substitute Property Owner	Section 5.03(h)
Substitution	Section 5.03
Substitution Administrative Fee	Section 5.03(o)
Supplemental Guaranty	Recitals
TADS	Section 5.02
Taking	Section 3.08(a)

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

Termination Fee	Section 8.01(j)
Third Party Payor	Section 11.01(a)(xiii)
Third Party Payor Programs	Section 11.01(a)(xiv)
Transaction Taxes	Section 3.03(c)
Transfer of Possession Date	Section 8.01(b)
Treasury Rate	Section 1.06
TRICARE	Section 11.01(a)(xv)
Trustee	Recitals, Section 7
U.C.C.	Section 2.02
Violation	Section 3.11(c)

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

v

AMENDED AND RESTATED LOAN AGREEMENT

THIS AMENDED AND RESTATED LOAN AGREEMENT (this “Agreement”) is made as of the 29th day of June, 2012, by and among GILBERT AZ SENIOR LIVING OWNER, LLC, a Delaware limited liability company (“Gilbert Owner”), CHTSUN TWO GILBERT AZ SENIOR LIVING, LLC, a Delaware limited liability company (“CHTSun Gilbert”), METAIRIE LA SENIOR LIVING OWNER, LLC, a Delaware limited liability company (“Metairie Owner”), CHTSUN TWO METAIRIE LA SENIOR LIVING, LLC, a Delaware limited liability company (“CHTSun Metairie”), BATON ROUGE LA SENIOR LIVING OWNER, LLC, a Delaware limited liability company (“Baton Rouge Owner”), CHTSUN TWO BATON ROUGE LA SENIOR LIVING, LLC, a Delaware limited liability company (“CHTSun Baton Rouge”), LOMBARD IL SENIOR LIVING OWNER, LLC, a Delaware limited liability company (“Lombard Owner”), CHTSUN THREE LOMBARD IL SENIOR LIVING, LLC, a Delaware limited liability company (“CHTSun Lombard”), LOUISVILLE KY SENIOR LIVING OWNER, LLC, a Delaware limited liability company (“Louisville Owner”), SUNRISE LOUISVILLE KY SENIOR LIVING, LLC, a Kentucky limited liability company (“Sunrise Louisville”), SANTA MONICA ASSISTED LIVING OWNER, LLC, a Delaware limited liability company (“Santa Monica Owner”), AL SANTA MONICA SENIOR HOUSING, LP, a Delaware limited partnership (“AL Santa Monica”), and SUNRISE CONNECTICUT AVENUE ASSISTED LIVING OWNER, L.L.C., a Virginia limited liability company, formerly known as Sunrise Connecticut Avenue Assisted Living, L.L.C. (“Connecticut Avenue Owner”), each having its principal office and place of business as shown on Exhibit E attached hereto (each of the foregoing entities is referred to individually as a “Borrower” and collectively as “Borrowers”), and THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation, having an office at c/o Prudential Asset Resources, Inc., 2100 Ross Avenue, Suite 2500, Dallas, Texas 75201, Attention: Asset Management Department; Reference Loan Nos. 706108716-706108717 and 706108866-706108870, as lender (“Lender”), and joined in by CHTSun Partners IV, LLC, a Delaware limited liability company, for the limited purpose of agreeing to the provisions of Article XII of this Agreement.

RECITALS:

1. Lender has made certain loans (the “Original Loans”) to each of AL Santa Monica and Connecticut Avenue Owner (collectively, the “Original Borrowers”) in the aggregate original principal sum of Fifty-Five Million and No/100 Dollars ($55,000,000.00). Lender and Original Borrowers are the current parties to that certain Loan Agreement dated as of February 28, 2012 (the “Original Loan Agreement”).

2. Lender has agreed to make as of the date hereof certain additional loans (the “Additional Loans”) to each of Gilbert Owner, CHTSun Gilbert, Metairie Owner, CHTSun Metairie, Baton Rouge Owner, CHTSun Baton Rouge, Lombard Owner, CHTSun Lombard, Louisville Owner and Sunrise Louisville (collectively, the “Additional Borrowers”) in the aggregate original principal sum of Seventy Million and No/100 Dollars ($70,000,000.00).

3. By virtue of two separate Assumption of Liability Agreements dated of even date herewith, Santa Monica Owner assumed the obligations of AL Santa Monica under the Documents (as such term is defined in the Original Loan Agreement) executed by AL Santa Monica, with the result that both Santa Monica Owner and AL Santa Monica are jointly and severally liable for such obligations.

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

4. The Original Borrowers and Lender desire to amend the Original Loan Agreement to incorporate the Additional Loans and to add Santa Monica Owner and the Additional Borrowers as parties thereto and Santa Monica Owner, the Additional Borrowers and Lender are agreeable to same.

5. Each of the Original Borrowers, by the terms of its Promissory Note dated as of February 28, 2012, and each of Santa Monica Owner and the Additional Borrowers, by the terms of its Promissory Note dated as of the date hereof (as each such Promissory Note may be amended, restated, replaced, supplemented or otherwise modified from time to time) and in connection with the commercial mortgage loan (each, an “Individual Loan” and collectively in the aggregate, the “Loan”) from Lender to each Borrower, is indebted to Lender in the respective principal sum reflected on Exhibit D attached hereto.

6. Each Borrower desires to secure the payment of and the performance of all of its obligations under its Note and certain additional Obligations (as defined in Section 1.01 herein).

7. Each Borrower has, pursuant to the terms of its Instrument (as defined in Section 1.10 herein), irrevocably granted and conveyed to Lender or to the Trustee (as defined in such Instrument) for the benefit of Lender, and granted Lender a security interest in, (a) the real property described in its Instrument and shown in Exhibits A-1 through A-7 attached hereto and by this reference made a part hereof, and (b) the personal property described in its Instrument and shown in Exhibit B attached hereto and by this reference made a part hereof.

8. Pursuant to the terms of the Instruments (defined below) and each of the Assignments (defined below), Borrowers have absolutely and unconditionally assigned, set over, and transferred to Lender all of Borrowers’ rights, titles, interests and estates in and to the Leases (as defined in the Instruments) and the Rents (as defined in the Instruments), subject to the terms and license granted to Borrowers under the Assignments, which documents shall govern and control the provisions of said assignment.

9. In addition to the Note executed and delivered by each Borrower, each of the Additional Borrowers has executed and delivered to Lender a Supplemental Guaranty and each of the Original Borrowers and Santa Monica Owner has executed and delivered to Lender an Amended and Restated Supplemental Guaranty (as each such guaranty may be amended, restated, replaced, supplemented or otherwise modified from time to time, a “Supplemental Guaranty”) pursuant to which each Borrower guarantees the obligations of each of the other Borrowers under the Notes executed and delivered by such other Borrowers.

10. To secure performance by each Borrower under its Supplemental Guaranty, each Borrower has, pursuant to the terms of its Cross Collateral Mortgage (as defined in Section 1.10 herein), irrevocably granted and conveyed to Lender, and granted Lender a second priority security interest in, (a) the real property described in its Cross Collateral Mortgage and shown in Exhibits A-1 through A-7 attached hereto, and (b) the personal property described in its Cross Collateral Mortgage and shown in Exhibit B attached hereto.

11. Pursuant to the terms of the Cross Collateral Mortgages (defined below) and the Cross Collateral Assignments (defined below), Borrowers have absolutely and unconditionally assigned, set over, and transferred to Lender all of Borrowers’ rights, titles, interests and estates in and to the Leases (as defined in the Cross Collateral Mortgages) and the Rents (as defined in the Cross Collateral Mortgages), subject to the terms and license granted to Borrowers under the Cross Collateral Assignments, which documents shall govern and control the provisions of said assignment.

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

12. In connection with the making of the Additional Loans by Lender to the Additional Borrowers, Lender, Original Borrowers and Santa Monica Owner desire to amend and restate the Original Loan Agreement in its entirety, as more particularly set forth herein, and Additional Borrowers desire to join in the execution of this Agreement for the purpose of making the Additional Loans subject to the terms and provisions of this Agreement.

NOW, THEREFORE, in consideration of the covenants set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree, represent and warrant as follows:

ARTICLE I - OBLIGATIONS AND PAYMENTS

Section 1.01 Obligations. As used herein, the term “Obligations” shall mean the Obligations (as such term is defined in each Instrument and each Cross Collateral Mortgage) of any Borrower under the Instrument and the Cross Collateral Mortgage executed by such Borrower.

Section 1.02 Documents. The term “Individual Loan Documents” shall mean, for each Borrower, this Agreement, the Note, the Instrument, the Assignment, the Environmental Indemnity (defined below) (except for any Environmental Indemnity with respect to any Individual Property located in the States of California, Nevada or Washington), and any other written agreement executed by a Borrower in connection with its Individual Loan (but excluding the Loan application, the Loan commitment and the Cross Collateral Documents) (defined below) and by the party against whom enforcement is sought, including those given to evidence or further secure the payment and performance of a Borrower’s Obligations, and any written renewals, extensions, and amendments of the foregoing, executed by the party against whom enforcement is sought. All of the provisions of the Individual Loan Documents are incorporated into this Agreement as if fully set forth in this Agreement. The term “Documents” shall mean all of the Individual Loan Documents and all of the Cross Collateral Documents.

Section 1.03 Loan Payments. Principal and interest under the Notes shall be due and payable as follows:

(a) Interest on the unpaid principal balance of each Individual Loan (the “Balance”) shall accrue at the rate (the “Note Rate”) of four and sixty-six hundredths percent (4.66%) per annum with respect to each of the Connecticut Avenue Note and the Santa Monica Note, and five and twenty-five hundredths percent (5.25%) per annum with respect to each of the Gilbert Note, the Metairie Note, the Siegen Note, the Fountain Square Note and the Louisville Note, from and including the date of the first disbursement of Individual Loan proceeds under each Note (the “Funding Date”) until Maturity (defined below).

(b) Interest from and including the applicable Funding Date to (i) March 5, 2012, with respect to each of the Connecticut Avenue Note and the Santa Monica Note, and (ii) July 5, 2012, with respect to each of the Gilbert Note, the Metairie Note, the Siegen Note, the Fountain Square Note and the Louisville Note, shall be due and payable on the applicable Funding Date.

(c) Interest only under each of the Connecticut Avenue Note and the Santa Monica Note shall be paid in six (6) monthly installments in the amounts set forth on Exhibit F attached hereto and by this reference made a part hereof, commencing on April 5, 2012 and continuing on the fifth (5th) day of each succeeding month to and including September 5, 2012. Thereafter, principal and interest under each of the Connecticut Avenue Note and the Santa Monica Note shall be paid in seventy-eight (78) monthly installments in the amounts set forth on Exhibit F attached hereto, commencing on October 5, 2012, and continuing on the fifth (5th) day of each succeeding month to and including March 5, 2019. Each payment due date under Sections 1.03(c) and 1.03(d) of this Agreement is referred to as a “Due Date”.

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

(d) Interest only under each of the Gilbert Note, the Metairie Note, the Siegen Note, the Fountain Square Note and the Louisville Note shall be paid in six (6) monthly installments in the amounts set forth on Exhibit F attached hereto and by this reference made a part hereof, commencing on August 5, 2012 and continuing on the fifth (5th) day of each succeeding month to and including January 5, 2013. Thereafter, principal and interest under each of the Gilbert Note, the Metairie Note, the Siegen Note, the Fountain Square Note and the Louisville Note shall be paid in seventy-four (74) monthly installments in the amounts set forth on Exhibit F attached hereto, commencing on February 5, 2013, and continuing on the fifth (5th) day of each succeeding month to and including March 5, 2019.

(e) The entire Obligations of each Borrower shall be due and payable on March 5, 2019 (the “Maturity Date”). “Maturity” shall mean the Maturity Date or earlier date that such Obligations may be due and payable by acceleration by Lender as provided in the Documents.

(f) Interest on the unpaid Balance for any full month shall be calculated on the basis of a three hundred sixty (360) day year consisting of twelve (12) months of thirty (30) days each. For any partial month, interest shall be due in an amount equal to (i) the Balance multiplied by (ii) the applicable Note Rate divided by (iii) 360 multiplied by (iv) the number of days during such partial month that any Balance is outstanding to (but excluding) the date of payment.

Section 1.04 Late Payment and Default Interest.

(a) Late Charge. If any scheduled payment due under the Individual Loan Documents is not fully paid by its Due Date (other than the principal payment due on the Maturity Date), then a daily charge in the amount set forth on Exhibit F attached hereto (the “Daily Charge”) shall be assessed with respect to such Individual Loan for each day that elapses from and after the applicable Due Date until such payment is made in full (including the date payment is made); provided, however, that if any such payment, together with all accrued Daily Charges, is not fully paid by the fourteenth (14th) day following the applicable Due Date, then a late charge equal to the lesser of (i) four percent (4%) of such payment or (ii) the maximum amount allowed by law (the “Late Charge”) shall be assessed and be immediately due and payable. The Late Charge shall be payable in lieu of Daily Charges that shall have accrued. The Late Charge may be assessed only once on each overdue payment. These charges shall be paid to defray the expenses incurred by Lender in handling and processing such delinquent payment(s) and to compensate Lender for the loss of the use of such funds. The Daily Charge and Late Charge shall be secured by the Individual Loan Documents. The imposition of the Daily Charge, Late Charge, and/or requirement that interest be paid at the Default Rate (defined below) shall not be construed in any way to (A) excuse any Borrower from its obligation to make each payment under its Note promptly when due or (B) preclude Lender from exercising any rights or remedies available under the Documents upon an Event of Default (as defined below).

(b) Default Rate. Upon an Event of Default or at Maturity, whether by acceleration (due to a voluntary or involuntary default) or otherwise, the entire Obligations of each Borrower (excluding accrued but unpaid interest if prohibited by law) shall bear interest at the Default Rate. The “Default Rate” shall be the lesser of (i) the maximum rate allowed by law or (ii) five percent (5%) plus the greater of (A) the applicable Note Rate or (B) the prime rate (for corporate loans at large United States money center commercial banks) published in The Wall Street Journal on the first Business Day (defined below) after the Event of Default or Maturity occurs and on the first Business Day of every month thereafter. The term “Business Day” shall mean each Monday through Friday except for days on which commercial national banking associations in New York City, New York are required or authorized to be closed.

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

(c) Failure to Initiate Monthly Payments. If (i) each Borrower meets all the requirements of the Documents relating to electronic funds transfer, (ii) the full applicable portion of the monthly principal and interest payment is maintained in each Borrower’s respective account (collectively, the “Borrower’s Account”) from which Lender initiates its monthly debit entries during the entire day on the Due Date, and (iii) the sole reason such funds were not withdrawn from Borrower’s Account was a result of Lender’s acts or omissions, then, in those circumstances, no Daily Charges shall be assessed with respect to that monthly principal and interest payment as a result of such monthly principal and interest payment having not been made on the Due Date, but shall be reinstated for any subsequent day in which all of the foregoing conditions are not satisfied.

Section 1.05 Application of Payments. Until an Event of Default occurs, all payments received under any Note shall be applied in the following order: (a) to unpaid fees, costs, and expenses due Lender pursuant to the applicable Individual Loan Documents; (b) to unpaid Daily Charges, Late Charges and costs of collection with respect to the applicable Individual Loan Documents; (c) to any Prepayment Premium due with respect to the applicable Individual Loan Documents; (d) to interest due on the Balance of the applicable Individual Loan; and (e) then to the Balance of the applicable Individual Loan. After an Event of Default (unless Lender has accepted cure of such Event of Default by specific written statement from Lender to Borrower acknowledging Lender’s acceptance of such cure, and Borrower specifically understands and agrees that Lender shall have no obligation whatsoever to accept the cure of any Event of Default), all payments shall be applied in any order determined by Lender.

Section 1.06 Prepayment. Any Note may be prepaid, in whole or in part, upon at least thirty (30) days’ prior written notice to Lender and upon payment of all accrued interest (and other Obligations of a Borrower due under the applicable Individual Loan Documents) and a prepayment premium (the “Prepayment Premium”) equal to the greater of (a) one percent (1%) of the principal amount being prepaid multiplied by the quotient of the number of full months remaining to the date that is ninety (90) days prior to the Maturity Date, calculated as of the prepayment date, divided by the number of full months comprising the term of the Note, or (b) the Present Value of the Loan (defined below) less the amount of principal and accrued interest (if any) being prepaid, calculated as of the prepayment date. The Prepayment Premium shall be due and payable, except as provided in this Agreement or as limited by law, upon any prepayment of a Note, whether voluntary or involuntary, and Lender shall not be obligated to accept any prepayment of any Note unless it is accompanied by the Prepayment Premium, all accrued interest and all other Obligations of a Borrower due under the applicable Individual Loan Documents. Lender shall notify the prepaying Borrower(s) of the amount of and the calculation used to determine the Prepayment Premium. Borrowers agree that (i) Lender shall not be obligated to actually reinvest the amount prepaid in any Treasury obligation and (ii) the Prepayment Premium is directly related to the damages that Lender will suffer as a result of the prepayment. The “Present Value of the Loan” shall be determined by discounting all scheduled payments remaining to the Maturity Date attributable to the amount being prepaid at the Discount Rate (defined below). Partial prepayments of principal hereunder shall not entitle any Borrower to have the installments of principal and interest payable under the Notes reduced by reamortizing the remaining unpaid principal balance due under the Notes or by applying such prepayment to the next maturing installment of principal and interest under the Notes. If prepayment occurs on a date other than a Due Date, then the actual number of days remaining from the date of prepayment to the next Due Date will be used to discount within this period. The “Discount Rate” is the rate which, when compounded monthly, is equivalent to the Treasury Rate (defined below), when compounded semi-annually. The “Treasury Rate” is the semi-annual yield on the Treasury Constant Maturity Series with maturity equal to the remaining weighted average life of the Loan, for the week prior

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

to the prepayment date, as reported in Federal Reserve Statistical Release H.15 - Selected Interest Rates, conclusively determined by Lender (absent a clear mathematical calculation error) on the prepayment date. The rate will be determined by linear interpolation between the yields reported in Release H.15, if necessary. If Release H.15 is no longer published, then Lender shall select a comparable publication to determine the Treasury Rate. Notwithstanding the foregoing, no Prepayment Premium shall be due if any Note is prepaid during the last ninety (90) days prior to the Maturity Date.

Except as provided in Section 5.02 and Section 5.03 of this Agreement, if any Borrower prepays the entire amount of its Individual Loan, then Borrowers must simultaneously prepay the entire amount of all of the other Individual Loans. In all events, the applicable Prepayment Premium must also be paid.

With respect to the foregoing provisions, Borrowers hereby expressly agree as follows:

(a) Each Note Rate provided herein has been determined based on the sum of (i) the treasury rate in effect at the time such Note Rate was determined under the Loan application submitted to Lender, plus (ii) an interest rate spread over such treasury rate, which together represent Lender’s agreed-upon return for making the proceeds of the Loan available to Borrowers over the term of such Loan.

(b) The determination of each Note Rate, and in particular the aforesaid interest rate spread, were based on the expectation and agreement of Borrowers and Lender that the principal sums advanced under the Notes would not be prepaid during the term of the Notes or, if any such prepayment occurs, the Prepayment Premium (calculated in the manner set forth above) would apply (except as expressly permitted by the Notes or this Agreement).

(c) Lender’s business involves making financial commitments to others based in part on the returns it expects to receive from the Notes and other similar loans made by Lender, and Lender’s financial performance as a business depends not only on the returns from each loan or investment it makes but also upon the aggregate amounts of the loans and investments it is able to make over any given period of time.

(d) In the event of a prepayment under the Documents, Lender will be required to redeploy the funds received into other loans or investments, which (i) may not provide a return to Lender comparable to the return Lender anticipates based on the applicable Note Rate and (ii) may reduce the total amount of loans or investments Lender is able to make during the term of the Loan, which in turn may impair the profitability of Lender’s business. Therefore, in order to compensate Lender for the potential impact and risks to its business of prepayments under the Notes, Lender has limited Borrowers’ right to prepay the Notes and has offered the method of calculation of the Prepayment Premium set forth above.

(e) Borrowers acknowledge that (i) Lender could have determined that it would not permit any prepayments under the Notes during their terms, and therefore, in electing to permit prepayments under the Individual Loan Documents, Lender is entitled to determine and negotiate the terms on which it will accept prepayments of its loans, and (ii) Borrowers could have elected to negotiate more permissive prepayment provisions and/or a more favorable manner of calculating the Prepayment Premium, but in such event the applicable interest rate spread, and therefore the applicable Note Rate, would have been higher to compensate Lender for the potential loss of income on account of the risk that Borrowers might elect to prepay the Notes at an earlier time and/or for a lesser Prepayment Premium than set forth herein.

Therefore, in consideration of Lender’s agreement to each Note Rate set forth herein, and in recognition of Lender’s reliance on the prepayment provisions of the Individual Loan Documents

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

(including the method of calculating the Prepayment Premium), Borrowers agree that the manner of calculation of the Prepayment Premium set forth in the Documents represents bargained-for compensation to Lender for granting to Borrowers the privilege of prepaying the Notes on the terms set forth in the Individual Loan Documents and for the potential loss of future income to Lender arising from having to redeploy the amounts prepaid under the Notes into other loans or investments. As such, the Prepayment Premium constitutes reasonable compensation to Lender for making the Loan on the terms reflected in the Notes and this Agreement and does not represent a penalty.

Section 1.07 Treatment of Payments. All payments under the Notes and the Documents shall be made, without offset or deduction, (a) in lawful money of the United States of America at the office of Lender or at such other place (and in the manner) Lender may specify by written notice to Borrowers, (b) in immediately available federal funds, and (c) if received by Lender prior to 2:00 p.m. Eastern Time at such place, shall be credited on that day, or, if received by Lender at or after 2:00 p.m. Eastern Time at such place, shall, at Lender’s option, be credited on the next Business Day. Initially (unless waived by Lender), and until Lender shall direct Borrowers otherwise, Borrowers shall make all payments due under the Notes in the manner set forth in Section 3.13 of this Agreement. If any Due Date falls on a day which is not a Business Day, then the Due Date shall be deemed to have fallen on the next succeeding Business Day.

Section 1.08 Unconditional Payment. Borrowers are and shall be obligated to pay principal, interest and any and all other amounts which became payable under the Notes or under the other Documents absolutely and unconditionally and without abatement, postponement, diminution or deduction and without any reduction for counterclaim or setoff. In the event that at any time any payment received by Lender under the Documents shall be deemed by a court of competent jurisdiction to have been a voidable preference or fraudulent conveyance under any bankruptcy, insolvency or other debtor relief law, then the obligation to make such payment shall survive any cancellation or satisfaction of any of the Notes or return thereof to any Borrower and shall not be discharged or satisfied with any prior payment thereof or cancellation of any Note, but shall remain a valid and binding obligation enforceable in accordance with the terms and provisions hereof, and such payment shall be immediately due and payable upon demand.

Section 1.09 Certain Waivers. Borrowers and all others who may become liable for the payment of all or any part of the Pool Obligations (defined below) do hereby severally waive presentment and demand for payment, notice of dishonor, protest and notice of protest, notice of non-payment and notice of intent to accelerate the maturity hereof (and of such acceleration). No release of any security for the Pool Obligations (except as otherwise expressly provided in Article V below) or extension of time for payment of any Note or any installment thereof, and no alteration, amendment or waiver of any provision of any Note, any Instrument, this Agreement or the other Documents shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of any Borrower, and any other who may become liable for the payment of all or any part of the Pool Obligations, under the Notes, the Instruments, this Agreement and the other Documents.

Section 1.10 Additional Defined Terms. In addition to other capitalized terms defined herein, when used herein the following terms shall have the following meanings:

(a) “Accounting Period” means and refers to a calendar month.

(b) “Allocated Loan Amounts” means the pro rata allocation of the Loan to each Individual Property (each an “Allocated Loan Amount”), as mutually agreed between Lender and Borrowers and as currently set forth in Exhibit D attached hereto and by this reference made a part hereof, as such allocation may be revised or otherwise modified from time to time in accordance with the provisions of Sections 5.02 or 5.03 of this Agreement.

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

(c) “Assignment” means the assignment of the lessor’s interest in leases and rents (which may be incorporated in the Instrument) executed and delivered by the applicable Owner and the applicable Operator in connection with an Individual Property for the benefit of Lender, modified to reflect the laws of the state where the Individual Property is located and otherwise as Lender deems necessary or appropriate in its reasonable discretion (provided that no monetary or other material obligations of such Borrower under the Documents are thereby increased), as amended, supplemented, restated, or otherwise modified from time to time in accordance with the provisions hereof or thereof.

(d) “Assignments” means, collectively, each Assignment for the Individual Properties.

(e) “Bad Debt” means an Individual Property’s accounts receivable deemed to be uncollectable and written off, and the allowance for bad debts per the Property Manager’s policy, as consistently applied within Property Manager’s System.

(f) “Capital Transaction” means the sale, exchange or disposition of an Individual Property or any personal property located at the Individual Property, the refinancing of an Individual Loan, any financing or refinancing of the leasehold interest in an Individual Property or any casualty damage to or condemnation of an Individual Property or any portion thereof.

(g) “Cross Collateral Assignment of Leases” means a second priority assignment of the lessor’s interest in leases (which may be incorporated in each Cross Collateral Mortgage) executed and delivered by the applicable Owner and the applicable Operator in connection with an Individual Property for the benefit of Lender, to secure the obligations of such Owner and such Operator as described in the Cross Collateral Mortgage recorded with respect to the same Individual Property, and modified to reflect the laws of the state where the Individual Property is located and otherwise as Lender deems necessary or appropriate in its reasonable discretion, as amended, supplemented, restated, replaced, or otherwise modified from time to time in accordance with the provisions hereof or thereof.

(h) “Cross Collateral Assignments” means, collectively, each of the Cross Collateral Assignments of Leases for the Individual Properties.

(i) “Cross-Collateral Documents” means the Cross Collateral Mortgage, the Cross-Collateral Assignment of Leases and the Supplemental Guaranty executed and delivered by the applicable Owner and the applicable Operator in connection with an Individual Property for the benefit of Lender.

(j) “Cross Collateral Mortgage” means a second priority mortgage, deed of trust, indemnity deed of trust, deed to secure debt or other similar instrument, executed and delivered by the applicable Owner and the applicable Operator, as “Trustor,” “Mortgagor,” or “Grantor” who owns or leases, as applicable, the Individual Property or Individual Properties described in the Cross Collateral Mortgage, for the benefit of Lender as “Beneficiary”, “Mortgagee” or “Grantee” for an Individual Property to secure the obligations of Borrowers under all Notes other than the Note secured by the Instrument recorded with respect to the same Individual Property, modified to reflect the laws of the state where the Individual Property is located and otherwise in a form reasonably satisfactory to Lender and as amended, supplemented, restated, replaced, or otherwise modified from time to time in accordance with the provisions hereof or thereof.

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

(k) “Cross Collateral Mortgages” means, collectively, each of the Cross Collateral Mortgages for the Individual Properties.

(l) “Environmental Indemnity” means (i) with respect to each Individual Property located outside the States of California, Nevada and Washington, the Environmental and ERISA Indemnity Agreement executed and delivered by the applicable Owner, the applicable Operator and Recourse Guarantors to Lender in a form reasonably satisfactory to Lender and modified to reflect the laws of the state where the Individual Property is located and otherwise as Lender deems necessary or appropriate in its reasonable discretion (provided that no monetary or other material obligations of such Borrower under the Documents are thereby increased), and as amended, supplemented, restated, or otherwise modified from time to time in accordance with the provisions hereof or thereof, and (ii) with respect to each Individual Property located in the States of California, Nevada or Washington, the Environmental Indemnity Agreement executed and delivered by the applicable Owner, the applicable Operator and Recourse Guarantors to Lender in a form reasonably satisfactory to Lender and modified to reflect the laws of the state where the Individual Property is located and otherwise as Lender deems necessary or appropriate in its reasonable discretion (provided that no monetary or other material obligations of such Borrower under the Documents are thereby increased), and as amended, supplemented, restated, or otherwise modified from time to time in accordance with the provisions hereof or thereof.

(m) “Environmental Indemnities” means, collectively, each Environmental Indemnity for the Individual Properties.

(n) “ERISA Indemnity” means, with respect to an Individual Property located in the States of California, Nevada or Washington, the ERISA Indemnity Agreement executed and delivered by the applicable Owner, the applicable Operator and Recourse Guarantors to Lender in a form satisfactory to Lender and modified to reflect the laws of the state where the Individual Property is located and otherwise as Lender deems necessary or appropriate in its sole discretion, and as amended, supplemented, restated, or otherwise modified from time to time in accordance with the provisions hereof or thereof.

(o) “ERISA Indemnities” means, collectively, each ERISA Indemnity for the Individual Properties.

(p) “Individual Property” means each real property or group of real properties (including, without limitation, all Improvements located thereon) now or hereafter included in the Property and identified together as an “Individual Property” on Exhibit D. Each Individual Property is more particularly described in Exhibits A-1 through A-7.

(q) “Instrument” means a deed of trust, mortgage, deed to secure debt or other similar instrument, executed and delivered by the applicable Owner and the applicable Operator, as “Trustor,” “Mortgagor,” or “Grantor”, for the benefit of Lender as “Beneficiary,” “Mortgagee” or “Grantee”, for an Individual Property, modified to reflect the laws of the state where such Individual Property is located and otherwise in form reasonably satisfactory to Lender and as amended, supplemented, restated, or otherwise modified from time to time in accordance with the provisions hereof or thereof.

(r) “Instruments” means, collectively, each of the Instruments for the Individual Properties.

(s) “Lien” means any mortgage, deed of trust, indemnity deed of trust, deed to secure debt, pledge security interest, encumbrance, lien or charge of any kind (including any agreement to give any of the foregoing), any conditional sale or other title retention agreement, any financing lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction.

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

(t) “Management Gross Revenues” means for each Accounting Period, all revenues and receipts of every kind derived from operating an Individual Property and all departments and parts thereof, including, but not limited to: income (from both cash and credit transactions) from monthly occupancy fees, health care fees and ancillary services fees received pursuant to various agreements with residents of the Individual Property; interest received with respect to the monies in any operating account of the Individual Property; income from food and beverage, and catering sales; income from telephone charges; income from vending machines; and proceeds, if any, from business interruption or other loss of income insurance (to the extent such insurance either reimburses on the basis of gross revenues or otherwise covers all expenses including Property Manager’s fees), all determined on an accrual basis in accordance with GAAP consistently applied; provided, however, that Management Gross Revenues shall not include: (i) gratuities to employees at the Individual Property; (ii) federal, state or municipal excise, sales or use taxes or similar taxes imposed at the point of sale and collected directly from residents or guests of the Individual Property or included as part of the sales price of any goods or services, such as gross receipts or similar taxes; (iii) proceeds from the sale or disposition of FF&E or other capital assets (which proceeds will be deposited in an FF&E reserve); (iv) interest received or accrued with respect to the monies in any reserve accounts maintained in connection with the operation of an Individual Property; (v) any cash refunds, rebates or discounts to residents of the Individual Property, or cash discounts and credits of a similar nature, given, paid or returned in the course of obtaining Management Gross Revenues or components thereof; (vi) proceeds from any sale of the Individual Property or any part thereof, or any other Capital Transaction; (vii) proceeds of any financing transaction affecting the Individual Property; (viii) security or resident fee deposits until such time as the same are applied to current fees and other charges due and payable; (ix) awards of damages, settlement proceeds and other payments received by Property Manager in respect of any litigation other than litigation to collect fees due for services rendered in connection with the operation of the Individual Property; (x) proceeds of any condemnation; (xi) proceeds of any casualty insurance, other than loss of rents or business interruption insurance; (xii) payments under any policy of title insurance; (xiii) income derived from securities and other property acquired and held for investment; (xiv) income from services to the extent they are outsourced and (xv) contributions by Property Manager. Any Bad Debt, or any community fees or deposits that are refunded to a resident shall be credited against Management Gross Revenues during the Accounting Period in which such Bad Debt is recognized or such refunds are made, as the case may be, if such amounts were previously included in Management Gross Revenues. Any Bad Debt which is recognized but is later collected shall be added to Management Gross Revenues.

(u) [INTENTIONALLY OMITTED].

(v) “Note” means, individually, any one of the Notes, as each such Note may be amended, restated, replaced, supplemented or otherwise modified from time to time.

(w) “Notes” means, collectively, each of (i) that certain Promissory Note dated of even date herewith, in the original principal amount of $17,061,000.00, executed by Gilbert Owner and CHTSun Gilbert, as maker, and payable to Lender or its order (as it may be amended, restated, replaced, supplemented or otherwise modified from time to time, “Gilbert Note”), (ii) that certain Amended and Restated Promissory Note dated of even date herewith, in the original principal amount of $33,932,000.00, executed by Connecticut Avenue Owner, as maker, and payable to Lender or its order (as it may be amended, restated, replaced, supplemented or otherwise modified from time to time, “Connecticut Avenue Note”), (iii) that certain Amended and Restated Promissory Note dated of even date herewith, in the original principal amount of $21,068,000.00, executed by Santa Monica Owner and

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

AL Santa Monica, as maker, and payable to Lender or its order (as it may be amended, restated, replaced, supplemented or otherwise modified from time to time, “Santa Monica Note”), (iv) that certain Promissory Note dated of even date herewith, in the original principal amount of $13,839,000.00, executed by Metairie Owner and CHTSun Metairie, as maker, and payable to Lender or its order (as it may be amended, restated, replaced, supplemented or otherwise modified from time to time, “Metairie Note”), (v) that certain Promissory Note dated of even date herewith, in the original principal amount of $9,769,000.00, executed by Baton Rouge Owner and CHTSun Baton Rouge, as maker, and payable to Lender or its order (as it may be amended, restated, replaced, supplemented or otherwise modified from time to time, “Siegen Note”), (vi) that certain Promissory Note dated of even date herewith, in the original principal amount of $17,657,000.00, executed by Lombard Owner and CHTSun Lombard, as maker, and payable to Lender or its order (as it may be amended, restated replaced, supplemented or otherwise modified from time to time, “Fountain Square Note”) and (vii) that certain Promissory Note dated of even date herewith, in the original principal amount of $11,674,000.00, executed by Louisville Owner and Sunrise Louisville, as maker, and payable to Lender or its order (as it may be amended, restated, replaced, supplemented or otherwise modified from time to time, “Louisville Note”).

(x) “Operator” means, individually, each of CHT Sun Gilbert, CHTSun Metairie, CHTSun Baton Rouge, CHTSun Lombard, Sunrise Louisville and AL Santa Monica.

(y) “Operators” means, collectively, each Operator.

(z) “Owner” means, individually, each of Gilbert Owner, Metairie Owner, Baton Rouge Owner, Lombard Owner, Louisville Owner, Santa Monica Owner and Connecticut Avenue Owner.

(aa) “Owners” means, collectively, each Owner.

(bb) “Pool Obligations” means all monetary and non-monetary obligations of every nature of all Borrowers from time to time to be performed by any of Borrowers under all of the Documents, whether for principal, interest, fees, expenses, indemnification or otherwise.

(cc) “Property” means, collectively, each of the Individual Properties.

(dd) “Property Manager” means Sunrise Senior Living Management, Inc., a Virginia corporation, or its permitted successors or assigns.

(ee) “Property Manager’s System” means at any particular time the system or group of assisted living and/or independent living communities then owned and/or operated or managed by Property Manager (or one or more of its Affiliates).

(ff) “Recourse Documents” means, collectively, (i) the Recourse Liabilities Guaranties, (ii) the Environmental Indemnities, and (iii) the ERISA Indemnities, each as amended, supplemented, restated, replaced, or otherwise modified from time to time in accordance with the provisions hereof or thereof.

(gg) “Recourse Guarantors” means, together, CNL Healthcare Trust, Inc., a Maryland corporation, and Sunrise Senior Living Investments, Inc., a Virginia corporation.

(hh) “Recourse Liabilities Guaranty” means, with respect to an Individual Loan, the Recourse Liabilities Guaranty or the Amended and Restated Recourse Liabilities Guaranty executed and delivered by Recourse Guarantors to Lender with respect to such Individual Loan, as amended, supplemented, restated, replaced or otherwise modified from time to time in accordance with the provisions hereof or thereof.

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

(ii) “Recourse Liabilities Guaranties” means, collectively, each Recourse Liabilities Guaranty for the Individual Loans.

ARTICLE II - REPRESENTATIONS AND WARRANTIES

Each Borrower hereby represents and warrants to Lender as follows (it being understood that, unless the context expressly provides otherwise in this Article II, all representations and warranties in this Article II are made by each Borrower with respect to itself, its Obligations and its Individual Property):

Section 2.01 Title, Legal Status and Authority. Borrower (other than the applicable Operator) (a) is seised of the Land (as defined in the Instrument) and the Improvements (as defined in the Instrument) in fee simple and has good and marketable title to its Individual Property, free and clear of all liens, charges, encumbrances and security interests, except the applicable matters for such Individual Property as listed in Exhibits C-1 through C-7 attached hereto (the “Permitted Encumbrances”); (b) will forever warrant and defend its title to its Individual Property and the validity, enforceability, and priority of the lien and security interest created by the Instrument and the other Documents against the claims of all persons; (c) is either a limited liability company or a limited partnership, as the case may be, duly organized, validly existing, and in good standing and qualified to transact business under the laws of its state of organization or incorporation (the “Organization State”) and is qualified to do business and in good standing in each of the states where any portion of its Individual Property is located (each, a “Property State”); and (d) has all necessary approvals, governmental and otherwise, and full power and authority to own its properties (including its Individual Property) and carry on its business. Operator is either a limited liability company or a limited partnership, as the case may be, duly organized, validly existing, and in good standing and qualified to transact business under the laws of its Organization State, is qualified to do business and in good standing in each Property State in which any portion of its Individual Property is located, and has all necessary approvals, governmental and otherwise, and full power and authority to own its properties, to operate its Individual Property, and to carry on its business.

Section 2.02 Validity of Documents. The execution, delivery and performance of the Documents and the borrowing evidenced by the Note and this Agreement (a) are within the power of Borrower; (b) have been authorized by all requisite action; (c) have received all necessary approvals and consents; (d) will not, to the best of Borrower’s knowledge (after due inquiry and investigation), violate, conflict with, breach, or constitute (with notice or lapse of time, or both) a default under (i) any law, order or judgment of any court, governmental authority, or the governing instrument of Borrower or (ii) any indenture, agreement, or other instrument to which Borrower is a party or by which it or any of its property is bound or affected; (e) will not result in the creation or imposition of any lien, charge, or encumbrance upon any of its properties or assets except for those in the Instrument and the other Documents; and (f) except for those obtained prior to the date of this Agreement, will not require any authorization or license from, or any filing with, any governmental or other body (except for the recordation of the Instrument, the Assignment, the Cross Collateral Mortgage, the Cross Collateral Assignment of Leases, Uniform Commercial Code (the “U.C.C.”) filings. The Documents constitute legal, valid, and binding obligations of Borrower.

Section 2.03 Litigation. There is no action, suit, or proceeding, judicial, administrative, or otherwise (including any condemnation or similar proceeding), pending or, to Borrower’s knowledge (after due inquiry and investigation), threatened or contemplated against, or affecting, Borrower or its Individual Property which would have a material adverse effect on either its Individual Property or Borrower’s ability to perform the Obligations.

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

Section 2.04 Status of Property.

(a) The Land and Improvements are not located in an area identified by the Secretary of Housing and Urban Development, or any successor, as an area having special flood hazards pursuant to the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973, or the National Flood Insurance Reform Act of 1994, as each have been or may be amended, or any successor law (collectively, the “Flood Acts”) or, if located within any such area, Borrower has or will obtain, and will maintain, the insurance prescribed in Section 3.06(a) below.

(b) Borrower and Property Manager have all necessary (i) certificates, licenses, and other approvals, governmental and otherwise (including, without limitation, all Healthcare Permits [defined below]), for the operation of its Individual Property, the conduct of its business, and for the leasing and operation of its Individual Property as a Senior Living Facility, and (ii) zoning, building code, land use, environmental and other similar permits or approvals, all of which are currently in full force and effect and not subject to any pending action for revocation, suspension, forfeiture, or modification. To the best of Borrower’s knowledge (after due inquiry and investigation), Borrower’s Individual Property and its use and occupancy are in compliance in all material respects with all Laws, including, without limitation, all (1) health and fire safety codes; (2) laws regulating the handling and disposal of medical or biological waste; (3) the applicable provisions of the Senior Living Facility laws, rules, regulations and published interpretations thereof to which Borrower or its Individual Property is subject; and (4) all criteria established to classify such Individual Property as housing for older persons under the Fair Housing Amendments Act of 1988, and neither Borrower nor Property Manager has received any written notice of any violation or potential violation of the Laws which has not been remedied or satisfied or for which Borrower or Property Manager is not actively pursuing a remedy and which has not been disclosed to Lender, and the zoning classification of its Individual Property permits the use of such Individual Property as intended.

(c) Borrower’s Individual Property is served by all utilities (including water and sewer) required for its use.

(d) All public roads and streets necessary to serve Borrower’s Individual Property for its use have been completed, are serviceable, are legally open, and have been dedicated to and accepted by the appropriate governmental entities.

(e) Borrower’s Individual Property is free from damage caused by fire or other casualty.

(f) All costs and expenses for labor, materials, supplies, and equipment used in the construction of the Improvements for Borrower’s Individual Property have been paid in full except for the applicable Permitted Encumbrances and repairs done on the Improvements performed in the ordinary course of the operation of the Individual Property which are paid in the ordinary course of business.

(g) Owner or Operator, as applicable, owns all furnishings, fixtures, and equipment (other than the property of Property Manager and Tenants [as defined in the Instrument]) used in connection with the operation of Borrower’s Individual Property, free of all security interests, liens, or encumbrances except the applicable Permitted Encumbrances, purchase money security interests granted in connection with the acquisition of items of equipment used in the normal course of the operation of the Individual Property which do not exceed, in the aggregate, $100,000.00, and security interests, liens, or encumbrances created by the Documents.

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

(h) Borrower’s Individual Property is assessed for real estate tax purposes as one or more wholly independent tax lot(s), separate from any adjoining land or improvements and no other land or improvements are assessed and taxed together with such Individual Property.

(i) Borrower’s Individual Property and its Improvements are either (i) in compliance with the provisions of the Fair Housing Amendments Act of 1988, as amended, which relate to accessibility design and construction requirements, and all rules, regulations, and guidelines issued thereunder, all as are in effect as of the date hereof (collectively, the “FHA Act”), or (ii) exempt from the FHA Act.

(j) Borrower’s Individual Property is in compliance with the provisions of the Americans with Disabilities Act of 1990, and any amendments in effect as of the date hereof, which relate to accessibility design and construction requirements, and all rules, regulations, and guidelines issued thereunder, all as are in force as of the date hereof.

Section 2.05 Tax Status of Borrower. Borrowers’ United States employee tax identification numbers and office addresses are set forth on Exhibit E attached hereto. Each Owner further represents and warrants to Lender that (i) it is a “disregarded entity” as defined in Section 1.1445-2(b)(2)(iii) of the Income Tax Regulations (a “disregarded entity”) issued under the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the “Revenue Code”), (ii) Sun IV LLC (“Sun IV”), the sole member of each Owner that is a limited liability company and the sole shareholder of CHT SL IV TRS Corp., is a “disregarded entity”, (iii) Santa Monica GP, LLC, the general partner of AL Santa Monica, is a “disregarded entity”, (iv) Santa Monica AL, LLC, the limited partner of AL Santa Monica and the sole member of Santa Monica GP, LLC, is a “disregarded entity”, and (v) CHT SL IV TRS Corp., the sole member of Santa Monica AL, LLC and Connecticut Avenue Owner, is not a “disregarded entity” and is not a “foreign person,” “foreign partnership,” “foreign trust,” or “foreign estate” within the meaning of Sections 1445 and 7701 of the Revenue Code. CHTSun (as hereinafter defined), the actual or deemed owner of the Owners and Sun IV, is classified for federal income tax purposes as a partnership. CHTSun represents and warrants to Lender that it is not a “disregarded entity” and is not a “foreign person,” “foreign partnership,” “foreign trust,” or “foreign estate” within the meaning of Sections 1445 and 7701 of the Revenue Code. These statements are made by Borrower in compliance with Sections 1445 and 7701 of the Revenue Code to exempt any transferee of the Property from withholding the tax required upon a foreign transferor’s disposition of a U.S. real property interest.

Section 2.06 Bankruptcy and Equivalent Value.

(a) No bankruptcy, reorganization, insolvency, liquidation, or other proceeding for the relief of debtors has been instituted by or against Borrower, any general partner of Borrower (if Borrower is a partnership), or any manager or managing member of Borrower (if Borrower is a limited liability company).

(b) The Obligations incurred by Borrower under the Documents and the mortgaging of its Individual Property pursuant to the Instrument and the Cross Collateral Mortgage are not made or incurred with the intent to hinder, delay, or defraud any present or future creditor of Borrower;

(c) Borrower has not received less than reasonably equivalent value in exchange for incurring the Obligations and/or the mortgaging of its Individual Property in connection with the Loan;

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

(d) Borrower is solvent as of the date hereof, and Borrower will not become insolvent as a result of incurring the Obligations and/or the mortgaging of its Individual Property pursuant to the Documents;

(e) Borrower is not engaged, and Borrower is not about to engage, in business or a transaction for which any property remaining with Borrower is an unreasonably small capital;

(f) Borrower has not incurred and does not intend to incur, and Borrower does not believe that it will incur, debts that would be beyond Borrower’s ability to pay as such debts mature; and

(g) Borrower is not mortgaging its Individual Property and/or incurring the Obligations to or for the benefit of an insider (as defined in 11 U.S.C. § 101(31)), under an employment contract and not in the ordinary course of business.

Section 2.07 Disclosure. Borrower has not failed to disclose to Lender any material fact that could cause any representation or warranty made herein to be materially misleading. Borrower has disclosed to Lender all material facts (which facts, if not true and correct, would have a material adverse effect on Borrower’s Individual Loan, the Individual Loan Documents, the value of Borrower’s Individual Property, the utility of Borrower’s Individual Property, the operations at Borrower’s Individual Property, the financial condition of Borrower or any guarantor of the Individual Loan or the ability of Borrower to perform its obligations under the Individual Loan Documents). There has been no adverse change in any condition, fact, circumstance, or event between the date on which such information was delivered to Lender and the date hereof that would make any such information materially inaccurate, incomplete or otherwise misleading.

Section 2.08 Illegal Activity. No portion of Borrower’s Individual Property has been purchased, improved, fixtured, equipped or furnished with proceeds of any illegal activity and, to the best of Borrower’s knowledge, there are no illegal activities at or on its Individual Property.

Section 2.09 OFAC Lists. That (a) neither Borrower, nor, to the best of Borrower’s knowledge (after reasonable inquiry consisting of checking the published OFAC Lists with respect to such parties), any persons or entities holding any legal or beneficial interest whatsoever in Borrower (whether directly or indirectly), are named on any list of persons, entities, and governments issued by the Office of Foreign Assets Control of the United States Department of the Treasury (“OFAC”) pursuant to Executive Order 13224 - Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism (“Executive Order 13224”), as in effect on the date hereof, or any similar list issued by OFAC or any other department or agency of the United States of America (collectively, the “OFAC Lists”); provided, however, that (i) with respect to individual beneficiaries of any governmental plans or employee benefit plans holding interests in Borrower (collectively, the “Individual Beneficiaries”), the foregoing representations and warranties are limited to Borrower’s present actual knowledge, and (ii) with respect to individual shareholders of any publicly traded company holding an interest in Borrower (collectively, the “Individual Shareholders”), the foregoing representations and warranties are limited to Borrower’s present actual knowledge; (b) neither Borrower, nor, to the best of Borrower’s knowledge (after reasonable inquiry consisting of checking the published OFAC Lists with respect to such parties), any persons or entities holding any legal or beneficial interest whatsoever in Borrower (whether directly or indirectly), are included in, owned by, controlled by, acting for or on behalf of, providing assistance, support, sponsorship, or services of any kind to, or otherwise associated with any of the persons or entities referred to or described in the OFAC Lists; provided, however, that (i) with respect to any Individual Beneficiaries holding interests in Borrower, the foregoing representations and warranties are limited to Borrower’s present actual knowledge, and (ii) with respect to any Individual

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

Shareholders holding interests in Borrower, the foregoing representations and warranties are limited to Borrower’s present actual knowledge; (c) neither any guarantor, nor, to the best of Borrower’s knowledge (after reasonable inquiry consisting of checking the published OFAC Lists with respect to such parties), any persons or entities holding any legal or beneficial interest whatsoever in any guarantor (whether directly or indirectly), are named on any OFAC Lists; provided, however, that (i) with respect to any Individual Beneficiaries holding interests in any guarantor, the foregoing representations and warranties are limited to Borrower’s present actual knowledge, and (ii) with respect to any Individual Shareholders holding interests in any guarantor, the foregoing representations and warranties are limited to Borrower’s present actual knowledge; (d) neither any guarantor, nor, to the best of Borrower’s knowledge (after reasonable inquiry consisting of checking the published OFAC Lists with respect to such parties), any persons or entities holding any legal or beneficial interest whatsoever in any guarantor (whether directly or indirectly), are included in, owned by, controlled by, acting for or on behalf of, providing assistance, support, sponsorship, or services of any kind to, or otherwise associated with any of the persons or entities referred to or described in the OFAC Lists; provided, however, that (i) with respect to any Individual Beneficiaries holding interests in any guarantor, the foregoing representations and warranties are limited to Borrower’s present actual knowledge, and (ii) with respect to any Individual Shareholders holding interests in any guarantor, the foregoing representations and warranties are limited to Borrower’s present actual knowledge; and (e) neither Borrower nor any guarantor has knowingly conducted business with or engaged in any transaction with any person or entity named on any of the OFAC Lists or any person or entity included in, owned by, controlled by, acting for or on behalf of, providing assistance, support, sponsorship, or services of any kind to, or otherwise associated with any of the persons or entities referred to or described in the OFAC Lists.

Section 2.10 Property as Single Asset. That (a) Owner’s only asset is its fee interest in its Individual Property and any cash, investment accounts (provided that the liability associated with any such investment account shall be limited to the assets contained in such account) and personal property relating to its Individual Property, (b) Operator’s only material asset is its leasehold interest in such Individual Property, and (c) such Individual Property generates substantially all of the gross income of Borrower and there is no substantial business being conducted by Borrower, directly or indirectly, other than the business of owning, operating, leasing and maintaining its Individual Property and the activities incidental thereto.

Section 2.11 Representations and Warranties Relating to Leases, Rents and Other Matters. That (a) Owner or Operator, as applicable, is the absolute owner of the landlord’s interest in the Leases; (b) Owner or Operator, as applicable, has the right, power and authority to assign, transfer, and set over all of its right, title and interest in, to and under the Leases and Rents and no other person (other than Property Manager and the respective Tenants) has any right, title or interest therein; (c) the Leases are valid and in full force and effect and have not been modified, amended or terminated, nor have any of the terms and conditions of the Leases been waived, except as expressly stated in the Lease, except to the extent that (i) the failure of any Lease to be in full force and effect, or (ii) any Lease which has been modified, amended or terminated, or (iii) any of the terms and conditions of the Leases which have been waived, would not have a material adverse effect on the aggregate Gross Revenue (as hereinafter defined) of the applicable Individual Property; (d) there are no outstanding assignments or pledges of the Leases or Rents except for those made by Borrower and Property Manager in connection with the Loan; (e) there are no outstanding leasing commissions due under the Operating Lease (as such term is defined in the Instrument) nor are there any outstanding leasing commissions due under the other Leases for the initial term or for any extensions, renewals or expansions which will not be paid in the ordinary cause of business; (f) except as disclosed to Lender in writing, to the best of Borrower’s knowledge, there are no existing defaults or any state of facts which, with the giving of notice and/or passage of time, would

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

constitute a default under the Leases by any party thereto; provided, however, that (i) with respect to the Resident Agreements, the foregoing does not apply to defaults by residents under a Resident Agreement which default would not reasonably be expected to have a material adverse effect on the ownership, use or operation of the applicable Individual Property, and (ii) the foregoing does not apply to commercial Leases of 1500 square feet or less (“Minor Commercial Leases”); (g) exclusive of Minor Commercial Leases, to the best of Borrower’s knowledge, no Tenant has any defense, set-off or counterclaim against Borrower; (h) exclusive of Minor Commercial Leases, each Tenant is in possession of its leased premises and paying Rent and other charges as provided in its Lease except to the extent that the failure of any Tenant to be in possession of its leased premises and paying Rent and other charges as provided in its Lease would not have a material adverse effect on the aggregate Gross Revenue of the applicable Individual Property; (i) exclusive of Minor Commercial Leases, no Rents have been or will later be anticipated, discounted, released, waived, compromised or otherwise discharged, except as may be expressly permitted by the applicable Lease; (j) except as specified in the Leases and shown on the rent roll delivered to Lender in connection with the funding of Borrower’s Individual Loan (the “Rent Roll”) and which is attached as Exhibit C to the closing certification executed and delivered by Borrower to Lender in connection with the funding of such Individual Loan, there are no (i) options or other rights to acquire any interest in Borrower’s Individual Property in favor of any Tenant, or (ii) options or other rights (whether in the form of expansion rights, purchase rights, rights of first refusal to lease or purchase, or otherwise) relating to property which is not part of Borrower’s Individual Property and/or would require Borrower and/or Lender to possess or control any property (other than the Individual Property) to honor such rights; (k) the Rent Roll discloses all currently existing Leases and is true, complete and accurate in all material respects, except to the extent that any deficiencies would not have a material adverse effect on the aggregate Gross Revenue of the applicable Individual Property; and (l) all warranties and representations made in this Section 2.11 are true in all material respects and do not omit to state any facts necessary to prevent the same from being misleading as of the date hereof. For purposes of this Section 2.11, the term “Gross Revenue” means the greater of (A) total average revenue less rental concessions (including but not limited to, congregate care and assisted living rent and other revenue) for the prior three (3) month period multiplied by four (4), and (B) total average monthly revenue less rental concessions (including but not limited to, congregate care and assisted living rent and other revenue) for the most recent calendar month for which operating statements are available (which must be either the prior calendar month or the immediately preceding calendar month) multiplied by twelve (12).

ARTICLE III - COVENANTS AND AGREEMENTS

Each Borrower covenants and agrees with Lender as follows (it being understood that, unless the context expressly provides otherwise in this Article III, all covenants in this Article III are made by each Borrower with respect to itself, its Obligations and its Individual Property):

Section 3.01 Payment and Performance of Obligations. Borrower shall timely pay and cause to be performed the Obligations.

Section 3.02 Continuation of Existence. Borrower shall not (a) dissolve, terminate, or otherwise dispose of, directly, indirectly or by operation of law, all or substantially all of its assets; (b) reorganize or change its legal structure without Lender’s prior written consent, except as otherwise expressly permitted under Article V below; (c) change its name, address, or the name under which Borrower conducts its business without promptly notifying Lender; or (d) do anything to cause the representations in Section 2.02 to become untrue. Borrower shall (i) maintain its existence as a limited liability company or as a limited partnership, as the case may be, duly organized, validly existing, and in good standing and qualified to transact business under the laws of its Organization State and the Property State and (ii) shall maintain all necessary approvals, governmental and otherwise, and full power and authority to own its properties (including its Individual Property) and carry on its business.

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

Section 3.03 Taxes and Other Charges.

(a) Payment of Assessments. Borrower shall pay (or cause to be paid) prior to becoming delinquent all taxes, liens, assessments, utility charges (public or private and including sewer fees), ground rents, maintenance charges, dues, fines, impositions, and public and other charges of any character (including penalties and interest) assessed against, or which could become a lien against, its Individual Property (the “Assessments”) and in all events prior to the date any fine, penalty, interest or charge for nonpayment may be imposed. Unless Borrower is making deposits per Section 3.10 herein, Borrower shall provide Lender (or cause Lender to be provided) with receipts or canceled checks evidencing such payments (except for income taxes, franchise taxes, ground rents, maintenance charges, and utility charges) within thirty (30) days after the date such payments, if not made, would be considered delinquent.

(b) Right to Contest. So long as no Event of Default (defined below) has occurred (or if Lender has accepted cure of such Event of Default by specific written statement from Lender to Borrower acknowledging Lender’s acceptance of such cure, and Borrower specifically understands and agrees that Lender shall have no obligation whatsoever to accept the cure of any Event of Default), Borrower may, prior to delinquency and at its sole expense, contest any Assessment, but this shall not change or extend Borrower’s obligation to pay the Assessment as required above unless (i) Borrower gives Lender prior written notice of its intent to contest an Assessment; (ii) Borrower demonstrates to Lender’s reasonable satisfaction that (A) its Individual Property will not be sold to satisfy the Assessment prior to the final determination of the legal proceedings, (B) Borrower has taken such actions as are required or permitted to accomplish a stay of any such sale, and (C) Borrower has either (1) furnished a bond or surety (reasonably satisfactory to Lender in form and amount) sufficient to prevent a sale of its Individual Property or (2) at Lender’s option, deposited one hundred twenty-five percent (125%) of the full amount necessary to pay any unpaid portion of the Assessments with Lender; and (iii) such proceeding shall be permitted under any other instrument to which Borrower or its Individual Property is subject (whether superior or inferior to the Instrument); provided, however, that the foregoing shall not restrict the contesting of any income taxes, franchise taxes, ground rents, maintenance charges, and utility charges.

(c) Documentary Stamps and Other Charges. Borrower shall pay all taxes, assessments, charges, expenses, costs and fees (including registration and recording fees and revenue, transfer, mortgage, recordation, stamp, intangible, and any similar taxes) (collectively, the “Transaction Taxes”) required in connection with the making and/or recording of the Documents. If Borrower fails to pay the Transaction Taxes after demand, then Lender may (but is not obligated to) pay these, and Borrower shall reimburse Lender on demand for any amount so paid with interest at the applicable interest rate specified in Article I, which shall be the Default Rate unless prohibited by Laws.

(d) Changes in Laws Regarding Taxation. If any law (i) deducts from the value of real property for the purpose of taxation any lien or encumbrance thereon, (ii) taxes mortgages, deeds of trust, deeds to secure debt or debts secured by mortgages, deeds of trust or deeds to secure debt for federal, state or local purposes or changes the manner of the collection of any such existing taxes, and/or (iii) imposes a tax, either directly or indirectly, on any of the Documents or the Obligations, then Borrower shall, if permitted by law, pay such tax within the statutory period or within twenty (20) days after demand by Lender, whichever is less; provided, however, that if, in the opinion of legal counsel to Lender (the cost of which opinion shall be paid for by Borrower), Borrower is not permitted by law to pay such taxes or to reimburse Lender for Lender’s payment of such taxes, then Lender shall have the option, in its

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

sole discretion (exercised in good faith) to either (A) require that the Loan be re-documented or amended and restated, if possible, in such a manner that no such deduction or tax will so accrue and Lender shall have no liability in connection therewith, upon such terms and conditions as Lender may require, or (B) declare the Obligations immediately due and payable (without any Prepayment Premium) upon one hundred eighty (180) days’ notice to Borrower.

Section 3.04 Defense of Title, Litigation, and Rights under Documents. Owner shall forever warrant, defend and preserve Owner’s title to its Individual Property, the validity, enforceability and priority of the Instrument and the other Documents and the lien or security interest created thereby, and any rights of Lender under the Documents against the claims of all persons, and shall promptly notify Lender of any such claims. Lender (whether or not named as a party to such proceedings) is authorized and empowered (but shall not be obligated) after reasonable notice to Borrower of its intention to do so (except that no such prior notice shall be required if Lender determines in its sole discretion [exercised in good faith] that immediate action is necessary for the protection of Lender’s interest in the Individual Property or under the Documents) to take such additional steps as it may deem reasonably necessary or proper for the defense of any such proceeding or the protection of the lien, security interest, validity, enforceability, or priority of the Documents, title to the Individual Property, or any rights of Lender under the Documents, including, following an Event of Default, the employment of counsel, the prosecution and/or defense of litigation, the compromise, release, or discharge of such adverse claims, the purchase of any tax title, the removal of any such liens and security interests, and any other actions Lender deems necessary to protect its interests. Borrower authorizes Lender to take any actions required to be taken by Borrower, or permitted to be taken by Lender, in the Documents in the name and on behalf of Borrower. Borrower shall reimburse Lender on demand for all actual and documented out-of-pocket expenses (including reasonable attorneys’ fees) incurred by Lender in connection with the foregoing and Lender’s exercise of its rights under the Documents. All such expenses of Lender, until reimbursed by Borrower, (a) shall be part of the Obligations, (b) if not paid within five (5) days following demand, bear interest from the date of demand at the Default Rate unless prohibited by Laws, and (c) shall be secured by the Documents.

Section 3.05 Compliance with Laws and Operation and Maintenance of Property.

(a) Repair and Maintenance. Borrower will operate and maintain (or cause to be operated and maintained) its Individual Property in good order, repair, and operating condition, normal wear and tear excepted. Borrower will promptly make (or cause to be made) all necessary repairs, replacements, additions, and improvements necessary to ensure that the value and operational utility of its Individual Property shall not be diminished or impaired in any material respect. Borrower will not cause or allow any portion of its Individual Property to be misused, wasted, or to deteriorate in any material respect and Borrower will not abandon its Individual Property. No new building, structure, or other improvement shall be constructed on the Land nor shall any material part of the Improvements be removed, demolished, or structurally or materially altered without Lender’s prior written consent (which request for consent will be considered in good faith), except for improvements or alterations made pursuant to approved Leases or otherwise specifically contemplated by the Documents (provided, however, that for this purpose a non-structural alteration which (i) does not have a material adverse effect on the value of its Individual Property or the Improvements, (ii) does not diminish the operational utility of its Individual Property or the Improvements in any material respect, (iii) is not in violation of any Lease or any applicable Law, and (iv) results in a total cost of removal, demolition and construction that is not in excess of the lesser of (A) three percent (3%) of the outstanding balance of the applicable Note, and (B) $500,000.00, shall not be deemed to be material). Without limiting Lender’s rights and remedies under Article VI of this Agreement, Article III of the Instrument or otherwise, if Borrower fails to maintain or repair its Individual Property in compliance with the requirements of this Section 3.05(a), then Lender may impose additional reasonable requirements upon Borrower for the purpose of protecting Lender’s

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

collateral security, insulating Lender from liability, or securing Lender’s rights hereunder, including reasonable monetary reserves or financial equivalents, until such time as Lender receives proof reasonably satisfactory to Lender of such compliance.

(b) Replacement of Property. Borrower will keep its Individual Property fully equipped and will replace all worn out or obsolete Personal Property (as defined in the Instrument) in a commercially reasonable manner with comparable fixtures or Personal Property. Borrower will not, without Lender’s prior written consent (which request for consent will be considered in good faith), remove any Personal Property covered by this Agreement or the Instrument unless the same is replaced by Borrower in a commercially reasonable manner with a comparable article (i) owned by Owner or Operator free and clear of any lien or security interest (other than the applicable Permitted Encumbrances, purchase money security interests granted in connection with the acquisition of items of equipment used in the normal course of the operation of its Individual Property which do not exceed, in the aggregate, $100,000.00, and those created by the Documents) or (ii) leased by Owner or Operator (A) with Lender’s prior written consent, (B) pursuant to a Permitted Capital Lease, or (C) if the replaced Personal Property was leased at the time of execution of this Agreement. Without limiting Lender’s rights and remedies under Article VI of this Agreement, Article III of the Instrument or otherwise, if Borrower fails to maintain its Individual Property in compliance with the requirements of this Section 3.05(b), then Lender may impose additional reasonable requirements upon Borrower for the purpose of protecting Lender’s collateral security, insulating Lender from liability, or securing Lender’s rights hereunder, including reasonable monetary reserves or financial equivalents, until such time as Lender receives proof reasonably satisfactory to Lender of such compliance.

(c) Compliance with Laws. Borrower shall comply with, and shall require Property Manager (in the Management Agreement [as defined in the Instrument] and any other contract with Property Manager) to comply with, and shall cause its Individual Property to be maintained, used, and operated in compliance in all material respects (unless the failure to comply in all respects has a material adverse effect on the use, operation or value of the Individual Property, in which case compliance in all respects shall be required) with all (i) present and future laws, Environmental Laws (defined below), ordinances, regulations, rules, orders and requirements (including zoning and building codes) of any governmental or quasi-governmental authority or agency applicable to Borrower, Property Manager or its Individual Property (collectively, the “Laws”); (ii) orders, rules, and regulations of any regulatory, licensing, accrediting, insurance underwriting or rating organization, or other body exercising similar functions; (iii) duties or obligations of any kind imposed under any Permitted Encumbrance or by law, covenant, condition, agreement, or easement, public or private; and (iv) policies of insurance at any time in force with respect to such Individual Property. Without limiting the foregoing, Borrower shall (and shall require Property Manager, in the Management Agreement and any other contract with Property Manager, to) maintain and operate its Individual Property as a Senior Living Facility at all times in accordance with the standards required by any applicable license or permit and as required by any regulatory authority, maintain in good standing all operating licenses and permits relating thereto, and cause to renew and extend all such required operating licenses or permits, and not fail to take any action necessary to keep all such licenses and permits in good standing and full force and effect. Borrower will immediately provide Lender with any notice or order received by Borrower which may adversely impact its Individual Property, its operations or its compliance with licensing and regulatory requirements. If proceedings are initiated or Borrower receives notice that Borrower or its Individual Property is not in compliance with any of the foregoing, then Borrower will promptly send Lender notice and a copy of the proceeding or violation notice. Borrower shall maintain (or cause to be maintained) all necessary (A) certificates, licenses, and other approvals, governmental and otherwise, for the operation of its Individual Property and the conduct of its business and (B) zoning, building code, land use, environmental and other similar

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

permits or approvals, in full force and effect. Without limiting Lender’s rights and remedies under Article VI of this Agreement, Article III of the Instrument or otherwise, if Borrower, Property Manager or Borrower’s Individual Property is not in compliance with all Laws, then Lender may impose additional reasonable requirements upon Borrower for the purpose of protecting Lender’s collateral security, insulating Lender from liability, or securing Lender’s rights hereunder, including reasonable monetary reserves or financial equivalents, until such time as Lender receives proof reasonably satisfactory to Lender of such compliance.

(d) Zoning and Title Matters. Borrower shall not (and shall forbid Property Manager in the Management Agreement and any other contract with Property Manager from doing the same), without Lender’s prior written consent, (i) initiate or support any zoning reclassification of its Individual Property or variance under existing zoning ordinances; (ii) modify or supplement any of the Permitted Encumbrances; (iii) impose any restrictive covenants or encumbrances upon its Individual Property; (iv) execute or file any subdivision plat affecting its Individual Property; (v) consent to the annexation of its Individual Property to any municipality; (vi) permit its Individual Property to be used by the public or any person in a way that might make a claim of adverse possession or any implied dedication or easement possible; (vii) cause or permit its Individual Property to become a non-conforming use under zoning ordinances or any present or future non-conforming use of its Individual Property to be discontinued; or (viii) fail to comply, in all material respects, with the terms of the Permitted Encumbrances.

(e) Utility Service. Borrower shall take no action which causes or results in its Individual Property not to be served by all utilities (including water and sewer) required for its use.

(f) Roads and Streets. Borrower shall take no action which causes or results in any public roads and streets necessary to serve Borrower’s Individual Property for its use not to be completed, serviceable, legally open, and dedicated to and accepted by the appropriate governmental entities.

(g) Ownership of FF&E. Borrower shall own and shall have paid in full for all furnishings, fixtures, and equipment (other than Tenants’ property) or property leased by Borrower pursuant to equipment leases in compliance with the terms of the Documents used in connection with the operation of its Individual Property (“FF&E”), free of all security interests, liens, or encumbrances except the applicable Permitted Encumbrances and those created by the Documents.

(h) Separate Tax Lot. Borrower shall take no action which causes or results in (i) Borrower’s Individual Property not to be assessed for real estate tax purposes as one or more wholly independent tax lot(s), separate from any adjoining land or improvements, or (ii) any other land or improvements to be assessed and taxed together with Borrower’s Individual Property.

Section 3.06 Insurance.

(a) Property and Time Element Insurance. Borrower shall keep its Individual Property (or cause its Individual Property to be kept) insured for the benefit of Borrower and Lender (with Lender named as mortgagee) by (i) a special form property insurance policy with an agreed amount endorsement for Full Replacement Cost (defined below) without any coinsurance provisions, or the broadest form of coverage available, in an amount sufficient to prevent Lender from ever becoming a coinsurer under the policy or Laws; (ii) a policy or endorsement insuring against acts of terrorism (to the extent such coverage is commercially available at commercially reasonable rates); (iii) [INTENTIONALLY OMITTED]; (iv) a policy or endorsement providing business income insurance (including business interruption insurance and extra expense insurance and/or rent insurance) on an actual loss sustained basis in an amount equal to at least one (1) year’s total income from its Individual Property including all Rents plus all other pro

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

forma annual income such as percentage rent and tenant reimbursements of fixed and operating expenses (excluding, however, the Rent [as such term is defined in the applicable Operating Lease] which is payable by Operator to the applicable Owner under the applicable Operating Lease to the extent such Rent is calculated based on the income from the Individual Property); (v) a policy or endorsement insuring against damage by flood if such Individual Property is located in a Special Flood Hazard Area identified by the Federal Emergency Management Agency or any successor or related government agency as a 100 year flood plain currently classified as Flood Insurance Rate Map Zones “A”, “AO”, “AH”, “A1-A30”, “AE”, “A99”, “V”, “V1-V30”, and “VE” in an amount equal to the original Allocated Loan Amount with respect to such Individual Property; (vi) a policy or endorsement covering against damage or loss from (A) sprinkler system leakage and (B) boilers, boiler tanks, HVAC systems, heating and air-conditioning equipment, pressure vessels, auxiliary piping, and similar apparatus, in the amount reasonably required by Lender; (vii) during the period of any construction, repair, restoration, or replacement of such Individual Property, a standard builder’s risk policy with extended coverage in an amount at least equal to the Full Replacement Cost of such Individual Property, and worker’s compensation, in statutory amounts; and (viii) a policy or endorsement covering against damage or loss by earthquake in the amounts reasonably required by Lender (to the extent such coverage is commercially available at commercially reasonable rates). “Full Replacement Cost” shall mean the one hundred percent (100%) replacement cost of such Individual Property, without allowance for depreciation and exclusive of the cost of excavations, foundations, footings, and value of land, and shall be subject to verification by Lender. Full Replacement Cost (i) will be determined, at Borrower’s expense, periodically upon policy renewal by (x) an appraiser, engineer, architect, or contractor selected by Borrower or (y) Borrower itself and (ii) approved by the applicable insurance company or companies providing coverage under this Section 3.06(a).

(b) Liability and Other Insurance. Borrower shall maintain (or cause to be maintained) commercial general liability insurance with per occurrence limits of $1,000,000, a products/completed operations limit of $1,000,000, and a general aggregate limit of $1,000,000, with an excess/umbrella liability policy of not less than $25,000,000 per occurrence and annual aggregate covering Borrower and Property Manager, with Lender named as an additional insured, against claims for bodily injury or death or property damage occurring in, upon, or about its Individual Property. Borrower shall also maintain (or cause to be maintained) professional liability insurance with per occurrence limits of $1,000,000 on a claims-made policy form covering Borrower and Property Manager, with an excess/umbrella liability policy of not less than $25,000,000 per occurrence and annual aggregate. In addition to any other requirements, such commercial general liability and excess/umbrella liability insurance shall provide insurance against acts of terrorism (to the extent such coverage is commercially available at commercially reasonable rates), or coverage against acts of terrorism may be provided by separate policy or endorsement (to the extent such coverage is commercially available at commercially reasonable rates). The insurance policies shall also include operations and blanket contractual liability coverage which insures contractual liability under the indemnifications set forth in Section 8.03 below (but such coverage or the amount thereof shall in no way limit such indemnifications). Upon request, Borrower shall also carry additional insurance or additional amounts of insurance covering Borrower or its Individual Property as Lender shall reasonably require.

(c) Form of Policy. All insurance required under this Section 3.06 shall be fully paid for (or if financed, then Borrower shall provide Lender with evidence reasonably acceptable to Lender, on a quarterly basis, that installment payments have been made). All insurance required under this Section 3.06 will carry a deductible not to exceed Twenty-Five Thousand and No/100 Dollars ($25,000.00), except for (i) the following policies under Section 3.06(a) above, which may carry high-risk deductibles of up to Two Hundred Fifty Thousand and No/100 Dollars or such higher deductible amount as may be

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

reasonably necessary if a replacement or renewal policy with a Two Hundred Fifty Thousand and No/100 Dollars ($250,000.00) deductible is not available in the marketplace at commercially reasonable rates (provided, however, that such higher deductible amount may in no event exceed Five Hundred Thousand and No/100 Dollars ($500,000.00) unless Borrower has received specific prior written approval of such increase from Lender, which approval shall not be unreasonably withheld): (A) Earth Movement, (B) Named Windstorm (Tier 1 Counties) and (C) Flood (provided, however, that the deductible for Flood with respect to any Individual Property that is located in a Special Flood Hazard Area identified by the Federal Emergency Management Agency or any successor or related government agency as a 100-year flood plain currently classified as Flood Insurance Rate Map Zones “A”, “AO”, “AH”, “A1-A30”, “AE”, “A99”, “V”, “V1-V30”, or “VE” may be up to Five Hundred Thousand and No/100 Dollars ($500,000.00), when taking into account flood insurance obtained through the National Flood Insurance Program or a program that provides equivalent or superior coverage); and (ii) the professional liability insurance required under Section 3.06(b) above, which may have a self-insured retention not to exceed One Hundred Thousand and No/100 Dollars ($100,000.00). The insurance policies required under this Section 3.06 shall contain such provisions, endorsements, and expiration dates as Lender shall reasonably require. The policies shall be issued by insurance companies authorized to do business in the applicable Property State, approved by Lender (which approval shall not be unreasonably withheld, conditioned or delayed), and must have and maintain a current financial strength rating of “A-, X” (or higher) from A.M. Best or equivalent (or, if a rating by A.M. Best is no longer available, then a similar rating from a similar or successor service). In addition, all policies required under Section 3.06(a) shall (i) include a standard mortgagee clause, without contribution, in the name of Lender, (ii) provide that they shall not be canceled, amended, or materially altered (including reduction in the scope or limits of coverage) without at least thirty (30) days’ prior written notice to Lender except in the event of cancellation for non-payment of premium, in which case only ten (10) days’ prior written notice will be given to Lender, and (iii) include a waiver of subrogation clause substantially equivalent to the following: “The Company may require from the Insured an assignment of all rights of recovery against any party for loss to the extent that payment therefor is made by the Company, but the Company shall not acquire any rights of recovery which the Insured has expressly waived prior to loss, nor shall such waiver affect the Insured’s rights under this policy.” In addition, all policies required under Section 3.06(b) shall (i) provide that they shall not be canceled, amended, or materially altered (including reduction in the scope or limits of coverage) without at least thirty (30) days prior written notice to named insured (i.e., Sunrise Senior Living, Inc.) except in the event of cancellation for non-payment of premium, in which case only ten (10) days’ prior written notice will be given to named insured, and (ii) include a waiver of subrogation clause substantially equivalent to the following: “The Company may require from the Insured an assignment of all rights of recovery against any party for loss to the extent that payment therefor is made by the Company, but the Company shall not acquire any rights of recovery which the Insured has expressly waived prior to loss, nor shall such waiver affect the Insured’s rights under this policy”. Borrower agrees that if Sunrise Senior Living, Inc. receives any notice of cancellation, amendment or alteration (a “Liability Policy Notice”) of any policy under Section 3.06(b), then Borrower will, within five (5) Business Days after its receipt of such Liability Policy Notice, provide written notice to Lender that Sunrise Senior Living, Inc. has received such Liability Policy Notice, accompanied by a copy of such Liability Policy Notice.

(d) Certificates and Binders; Policies. Borrower shall deliver (i) with respect to all insurance coverage required under Section 3.06(a) above, either (A) an original MBA Evidence of Insurance - Commercial Property form certificate (the “MBA Form”) if the MBA Form is available in the Property State, or (B) an original certificate in form substantially similar to the ACORD 28 certificate (or equivalent certificates acceptable to Lender; provided, however, if any certificate contains language to the effect that the certificate is provided “for information only”, it shall not qualify as adequate evidence, in which case Borrower shall also provide an insurer-issued binder or insurance carrier binder in a form

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

reasonably satisfactory to Lender) evidencing that such policies are in full force and effect, and (ii) with respect to all insurance coverage required under Section 3.06(b) above, an original ACORD 25 certificate (or equivalent certificates acceptable to Lender; provided, however, that if any certificate contains language to the effect that the certificate is provided “for information only”, it shall not qualify as adequate evidence, in which case Borrower shall also provide an insurer-issued binder or insurance carrier binder in a form reasonably satisfactory to Lender) evidencing that such policies are in full force and effect. Upon Lender’s reasonable request if Lender determines in good faith that it needs a copy of any insurance policies required under this Section 3.06 or following an Event of Default, Borrower shall deliver to Lender copies of the applicable policies required under this Section 3.06.

(e) Expiration of Policies. Without limiting Lender’s other rights with respect to the foregoing obligations, if, within ten (10) days prior to the expiration of the current applicable policy, Lender has not timely received the items required under Section 3.06(d) above in form and substance reasonably acceptable to Lender (as being in compliance with the terms of this Agreement), then Lender may, but shall not be obligated to, (i) retain a commercial property insurance consultant to assist Lender in obtaining adequate evidence that the required insurance coverage is in effect, in which event Borrower shall (A) cooperate with such consultant in confirming that adequate evidence that the required insurance coverage is in effect, and (B) pay all of the costs and expenses of such consultant, and/or (ii) purchase forced placed insurance coverage sufficient to provide insurance satisfying the coverage requirements under the terms of this Agreement at Borrower’s expense (which expense will be in addition to and may be more than the cost of insurance that Borrower may be able to obtain on its own) to cover Lender’s interest in the Property, which insurance may, but need not, protect Borrower’s interest.

(f) General Provisions. Borrower shall not carry (and shall forbid Property Manager from carrying) separate or additional insurance concurrent in form or contributing in the event of loss with that required under this Section 3.06 unless endorsed in favor of Lender as per this Section 3.06 and approved by Lender in all respects. In the event of foreclosure of the Instrument or other transfer of title or assignment of Borrower’s Individual Property in extinguishment, in whole or in part, of the Obligations, all right, title, and interest of Borrower in and to all proceeds payable under all policies of insurance then in force regarding such Individual Property shall immediately vest in the purchaser or other transferee of such Individual Property. No approval by Lender of any insurer shall be construed to be a representation, certification, or warranty of its solvency. No approval by Lender as to the amount, type, or form of any insurance shall be construed to be a representation, certification, or warranty of its sufficiency. Borrower shall comply (and shall cause Property Manager to comply) with all insurance requirements and shall not cause or permit any condition to exist which would be prohibited by any insurance requirement or would invalidate the insurance coverage on its Individual Property. Borrower shall not be exempt from any of the requirements set forth in this Section 3.06 to the extent that a Tenant has agreed to provide the required insurance or a portion thereof pursuant to the terms and provisions of its respective Lease. If any insurance being carried by a Tenant (rather than Borrower) is being utilized to satisfy the requirements of this Section 3.06 on Borrower’s Individual Property, then (i) such insurance must fully comply with this Section 3.06, and (ii) Borrower shall obtain from any such Tenant(s) and provide to Lender documentation sufficient to satisfy the requirements of Section 3.06(d) above. Lender has no duty or obligation to contact any Tenant(s) regarding proof of insurance for Borrower’s Individual Property.

(g) Waiver of Subrogation. A waiver of subrogation shall be obtained by Borrower from its insurers and, consequently, Borrower for itself, and on behalf of its insurers, hereby waives and releases any and all right to claim or recover against Lender, its officers, employees, agents and representatives, for any loss of or damage to Borrower, other persons, Borrower’s Individual Property, Borrower’s property or the property of other persons from any cause required to be insured against by the provisions of this Agreement or otherwise insured against by Borrower.

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

Section 3.07 Damage and Destruction of Property.

(a) Borrower’s Obligations. If any damage to, loss, or destruction of Borrower’s Individual Property occurs (any “Damage”), then (i) Borrower shall notify Lender within ten (10) days after the occurrence of such Damage and shall take (or cause to be taken) all necessary steps to preserve any undamaged part of such Individual Property and (ii) if the insurance proceeds are made available to Borrower for Restoration (defined below) (but regardless of whether any proceeds are sufficient for Restoration), Borrower shall promptly commence and diligently pursue to completion (or shall require Property Manager to do the same) the restoration, replacement, and rebuilding of its Individual Property as nearly as possible to its value and condition immediately prior to the Damage or a Taking (defined below) in accordance with plans and specifications approved by Lender, which approval shall not be unreasonably withheld, conditioned or delayed (the “Restoration”). Borrower shall comply (and shall require Property Manager to comply) with other reasonable requirements established by Lender to preserve the security under the Documents.

(b) Lender’s Rights. If any Damage occurs and some or all of it is covered by insurance, then (i) Lender may, but is not obligated to, make proof of loss if not made promptly by Borrower and/or Property Manager, and Lender is authorized and empowered by Borrower to settle, adjust, or compromise any claims for the Damage; (ii) each insurance company concerned is authorized and directed to make payment directly to Lender for such Damage; and (iii) Lender may apply the insurance proceeds in any order it determines (A) to reimburse Lender for all Costs (defined below) related to collection of the proceeds and (B) subject to Section 3.07(c) and at Lender’s option, to (1) payment (without any Prepayment Premium or other premium) of all or part of the Obligations, whether or not then due and payable, in the order determined by Lender (provided that if any Obligations remain outstanding after this payment, then the unpaid Obligations shall continue in full force and effect, and Borrower shall not be excused in the payment thereof), (2) the cure of any default under the Documents, or (3) the Restoration. Notwithstanding the foregoing, if no Event of Default has occurred (and if there shall then be no event which with the passage of time and/or giving of notice would constitute an Event of Default), or if an Event of Default has occurred but Lender has accepted cure of such Event of Default by specific written statement from Lender to Borrower acknowledging Lender’s acceptance of such cure, and Borrower specifically understands and agrees that Lender shall have no obligation whatsoever to accept the cure of any Event of Default, then Borrower shall have the right to settle, adjust or compromise any claim for Damage if the total amount of such claim is less than the lesser of (1) $500,000.00 and (2) two percent (2%) of the Allocated Loan Amount with respect to Borrower’s Individual Property, provided that Borrower promptly uses the full amount of such insurance proceeds for Restoration of the Damage and provides evidence thereof to Lender in a manner acceptable to Lender. If Borrower receives any insurance proceeds for the Damage, then Borrower shall promptly deliver the proceeds to Lender unless Borrower is entitled to retain and use such insurance proceeds pursuant to the immediately preceding sentence of this Section 3.07(b). Borrower expressly assumes all risk of loss from any Damage, whether or not insurable or insured against.

(c) Application of Proceeds to Restoration. Lender shall make the Net Proceeds (defined below) available to Borrower for Restoration if: (i) there shall then be no Event of Default; (ii) Lender shall be satisfied that (A) Restoration can and will be completed within the earliest of (x) one (1) year after the date on which the Net Proceeds are first made available to Borrower for Restoration (notwithstanding the fact that the first disbursement may be made on a later date), (y) eighteen (18) months after the Damage occurs, or (z) the period for which Rent Loss Proceeds (defined below) are payable; (iii) Lender shall be satisfied that Restoration can and will be completed at least one (1) year prior to the Maturity Date of the Note; (iv) Borrower or Property Manager shall have entered into a general construction contract acceptable in all respects to Lender for Restoration, which contract must

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

include provision for retainage of not less than ten percent (10%) until fifty percent (50%) of the Restoration has been completed, at which point retainage may be reduced to not less than five percent (5%) until final completion of the Restoration; and (v) in Lender’s reasonable judgment, after Restoration has been completed, the net cash flow of Borrower’s Individual Property will be sufficient to cover all costs and operating expenses of Borrower’s Individual Property, including payments due and reserves required under the Documents. Notwithstanding any provision of this Agreement to the contrary, Lender shall not be obligated to make any portion of the Net Proceeds available for Restoration (whether as a result of Damage or a Taking) unless, at the time of the disbursement request, Lender has determined in its reasonable discretion that (y) Restoration can be completed at a cost which does not exceed the aggregate of the remaining Net Proceeds and any funds deposited with Lender by or on behalf of Borrower (the “Additional Funds”) and (z) the aggregate of (1) any loss of rental income insurance proceeds which the carrier has acknowledged to be payable (the “Rent Loss Proceeds”), (2) any funds deposited with Lender by Borrower and (3) any revenues reasonably expected to be generated by Borrower’s Individual Property during the period of Restoration are sufficient to cover all costs and operating expenses of Borrower’s Individual Property during the entire period of Restoration, including payments due and reserves required under the Documents.

(d) Disbursement of Proceeds. If Lender elects or is required to make insurance proceeds or the Award (defined below), as the case may be, available for Restoration, then Lender shall, through a disbursement procedure established by Lender, periodically make available to Borrower in installments the net amount of all insurance proceeds or the Award, as the case may be, received by Lender after deduction of all reasonable costs and expenses incurred by Lender in connection with the collection and disbursement of such proceeds (the “Net Proceeds”) and, if any, the Additional Funds. The amounts periodically disbursed to Borrower shall be based upon the amounts currently due under the construction contract for Restoration and Lender’s receipt of (i) appropriate lien waivers, copies of all invoices and proof of compliance with Laws, (ii) a certification of the percentage of Restoration completed by an architect or engineer reasonably acceptable to Lender, and (iii) title insurance protection against materialmen’s and mechanics’ liens. At Lender’s election, a disbursing agent selected by Lender shall disburse such funds, and Borrower shall pay such agent’s reasonable fees and expenses. The Net Proceeds, Rent Loss Proceeds, and any Additional Funds shall constitute additional security for the Individual Loan, and Borrower shall execute, deliver, file and/or record, at its expense, such instruments as Lender requires to grant to Lender a perfected, first-priority security interest in these funds. If the Net Proceeds are made available for Restoration and (x) Borrower refuses or fails to complete the Restoration, (y) an Event of Default occurs, or (z) the Net Proceeds or Additional Funds are not applied to Restoration, then any undisbursed portion may, at Lender’s option, be applied to the Obligations in any order of priority, and any such application to principal shall be deemed a voluntary prepayment subject to the Prepayment Premium.

Section 3.08 Condemnation.

(a) Borrower’s Obligations. Borrower will promptly notify Lender of any threatened or instituted proceedings for the condemnation or taking by eminent domain of its Individual Property, including any change in any street (whether as to grade, access, or otherwise) (a “Taking”). Borrower shall, at its expense, (i) diligently prosecute these proceedings, (ii) deliver to Lender copies of all papers served in connection therewith, and (iii) consult and cooperate with Lender in the handling of these proceedings. No settlement of these proceedings shall be made by Borrower without Lender’s prior written consent. Lender may participate in these proceedings (but shall not be obligated to do so) and Borrower will sign and deliver all instruments reasonably requested by Lender to permit this participation.

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

(b) Lender’s Rights to Proceeds. All condemnation awards, judgments, decrees, or proceeds of sale in lieu of condemnation (the “Award”) are assigned, and shall be paid, to Lender. Borrower authorizes Lender to collect and receive them, to give receipts for them, to accept them in the amount received without question or appeal, and/or to appeal any judgment, decree, or award. Borrower will sign and deliver all instruments reasonably requested by Lender to permit these actions. Notwithstanding the foregoing, the Award shall be payable to Borrower for Restoration provided (i) no Event of Default has occurred unless Lender has accepted cure of such Event of Default by specific written statement from Lender to Borrower acknowledging Lender’s acceptance of such cure, and Borrower specifically understands and agrees that Lender shall have no obligation whatsoever to accept the cure of any Event of Default (and there is then no event which, with the passage of time and/or the giving of notice, would constitute an Event of Default), (ii) the Taking does not impact any revenue producing portions of the applicable Individual Property, and (iii) the amount of the Award does not exceed $250,000.00.

(c) Application of Award. Lender may apply any Award in any order it determines (i) to reimburse Lender for all Costs related to collection of the Award and (ii) subject to Section 3.08(d) and at Lender’s option, to (A) payment (without any Prepayment Premium or other premium) of all or part of the Obligations, whether or not then due and payable, in the order determined by Lender (provided that if any Obligations remain outstanding after this payment, then the unpaid Obligations shall continue in full force and effect and Borrower shall not be excused in the payment thereof), (B) the cure of any default under the Documents, or (C) the Restoration.

(d) Application of Award to Restoration. Lender shall permit the application of any Award to Restoration if: (i) no more than (A) twenty percent (20%) of the gross area of the Improvements or (B) ten percent (10%) of the parking spaces is affected by the Taking; (ii) the amount of the loss does not exceed twenty percent (20%) of the original Allocated Loan Amount for Borrower’s Individual Property; (iii) the Taking does not materially impair or diminish access to Borrower’s Individual Property from any public right-of-way; (iv) there is no Event of Default at the time of the Taking or the application of the Award; (v) after Restoration, Borrower’s Individual Property and its use will be in compliance with all Laws; (vi) in Lender’s reasonable judgment, Restoration is practical and can be completed within the earlier of (A) twelve (12) months after the date on which the Award is first made available for Restoration or (B) eighteen (18) months after the Taking occurs; (vii) in Lender’s reasonable judgment, Restoration can be completed at least nine (9) months prior to the Maturity Date of the Note; (viii) Borrower or Property Manager shall have entered into a general construction contract acceptable in all respects to Lender for Restoration, which contract must include provision for retainage of not less than ten percent (10%) until fifty percent (50%) of the Restoration has been completed, at which point retainage may be reduced to not less than five percent (5%) until final completion of the Restoration; and (ix) in Lender’s reasonable judgment, after Restoration has been completed the net cash flow of Borrower’s Individual Property will be sufficient to cover all costs and operating expenses of such Individual Property, including payments due and reserves required under the Documents. Any portion of the Award that is in excess of the cost of any Restoration permitted above, may, at Lender’s option, be applied against the Obligations (without any Prepayment Premium or other premium) or paid to Borrower. If the Award is disbursed to Borrower under the provisions of this Section 3.08(d), then such Award shall be disbursed to Borrower in accordance with the terms and conditions of Section 3.07(d).

(e) Effect on the Obligations. Notwithstanding any Taking, Borrower shall continue to pay and perform the Obligations as provided in the Documents. Any reduction in the Obligations due to application of the Award shall take effect only upon Lender’s actual receipt and application of the Award to the Obligations. If Borrower’s Individual Property shall have been foreclosed, sold pursuant to any power of sale granted pursuant to the Documents, or transferred by deed-in-lieu of foreclosure prior to

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

Lender’s actual receipt of the Award, then Lender may apply the Award received to the extent of any deficiency upon such sale and Costs incurred by Lender in connection with such sale, and the balance thereof, if any, shall be paid to any person lawfully entitled to receive it.

Section 3.09 Liens and Liabilities. Borrower shall pay when due, bond or otherwise discharge (or cause to be paid when due, bonded or otherwise discharged) all claims and demands of mechanics, materialmen, laborers and others for any work performed or materials delivered for Borrower’s Individual Property or its Improvements (collectively, “Property Payables”); provided, however, that Borrower shall have the right to contest in good faith any such Property Payables, so long as it does so diligently, by appropriate proceedings and without prejudice to Lender and provided that neither Borrower’s Individual Property nor any interest therein would be in any danger of sale, loss or forfeiture as a result of such proceeding or contest. In the event that Borrower shall contest any such Property Payables, Borrower shall promptly notify Lender of such contest and thereafter shall, upon Lender’s request, promptly provide (or cause to be promptly provided) a bond, cash deposit or other security satisfactory to Lender to protect Lender’s interest and security should the contest be unsuccessful. If Borrower shall fail to immediately discharge or provide security against any such Property Payables as aforesaid, then Lender may do so, and any and all actual and documented out-of-pocket expenses incurred by Lender, together with interest thereon at the Default Rate from the date incurred by Lender until actually paid by Borrower, shall be immediately paid by Borrower on demand and shall be secured by the Instrument and by all other Documents securing all or any part of the Obligations. Borrower shall, at its sole expense, do everything necessary to preserve the lien and security interest created by the Instrument and the other Documents and their priority (and shall cause Property Manager to do the same). Nothing in the Documents shall be deemed or construed as constituting the consent or request by Lender, express or implied, to any contractor, subcontractor, laborer, mechanic or materialman for the performance of any labor or the furnishing of any material for any improvement, construction, alteration, or repair of Borrower’s Individual Property. Borrower further agrees that Lender does not stand in any fiduciary relationship to Borrower or Property Manager. Any contributions made, directly or indirectly, to Borrower or Property Manager by or on behalf of any of their partners, members, principals or any party related to such parties shall be treated as equity and shall be subordinate and inferior to the rights of Lender under the Documents. Without limiting Lender’s rights and remedies under Article VI of this Agreement, Article III of the Instrument or otherwise, if Borrower or its Individual Property fails to comply with the requirements of this Section 3.09, then Lender may impose additional reasonable requirements upon Borrower including monetary reserves or financial equivalents, until such time as Lender receives proof reasonably satisfactory to Lender of such compliance.

Section 3.10 Tax and Insurance Deposits; Other Deposits

(a) At Lender’s option (i) following an Event of Default (unless Lender has accepted cure of such Event of Default by specific written statement from Lender to Borrower acknowledging Lender’s acceptance of such cure, and Borrower specifically understands and agrees that Lender shall have no obligation whatsoever to accept the cure of any Event of Default), or (ii) in the event that Borrower fails to timely deliver to Lender evidence of payment of Assessments or insurance premiums as required by Sections 3.03(a) and 3.06(d), respectively, or (iii) in the event that the Debt Service Coverage Ratio for the Loan shall fall below 1.35 to 1.00 on a trailing three (3) consecutive calendar month basis, Borrower shall make monthly deposits (the “Deposits”) with Lender equal to one-twelfth (1/12th) of the annual Assessments (except for income taxes, franchise taxes, ground rents, maintenance charges and utility charges) and the premiums for insurance required under Section 3.06 (the “Insurance Premiums”) together with amounts sufficient to pay these items thirty (30) days before they are due (collectively, the “Impositions”). Notwithstanding the foregoing, in the event that the Deposits are required by virtue of Section 3.10(a)(iii) above, such Deposits shall not be required for any time period thereafter once the

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

Debt Service Coverage Ratio is greater than 1.35 to 1.00 on a trailing three (3) consecutive calendar month basis, and at such time, provided no Event of Default has occurred, any Deposits then held by Lender shall be released to Borrowers. Lender shall estimate in good faith the amount of the Deposits until ascertainable. Borrower shall deposit any deficiency within ten (10) days after Lender notifies Borrower of the final amount of the required Deposits (or such earlier date specified by Lender if necessary to cause the Impositions to be paid by any applicable due date). Borrower shall promptly notify Lender of any changes to the amounts, schedules and instructions for payment of the Impositions. Borrower authorizes Lender or its agent to obtain the bills for Assessments directly from the appropriate tax or governmental authority. All Deposits are pledged to Lender and shall constitute additional security for the Obligations. If (A) there is no Event of Default at the time of payment, (B) Borrower has delivered bills or invoices to Lender for the Impositions in sufficient time to pay them when due, and (C) the Deposits are sufficient to pay the Impositions or Borrower has deposited the necessary additional amount, then Lender shall pay the Impositions prior to their due date. Any Deposits remaining after payment of the Impositions shall, at Lender’s option, be credited against the Deposits required for the following year or paid to Borrower. If an Event of Default occurs, then the Deposits may, at Lender’s option, be applied to the Obligations in any order of priority. Any application to principal shall be deemed a voluntary prepayment subject to the Prepayment Premium. Borrower shall not claim any credit against the principal and interest due under the Note for the Deposits. Subject to Article V, a transfer of title to the Land shall automatically transfer to the new owner the beneficial interest in the Deposits. Upon full payment and satisfaction of the Pool Obligations, or at any prior time that Borrower is entitled to the balance of the Deposits pursuant to this Section 3.10(a), or, at Lender’s option, at any other prior time, the balance of the Deposits in Lender’s possession shall be paid over to the record owner of the Land, and no other party shall have any right or claim to the Deposits. Lender may transfer all its duties under this Section 3.10 to such servicer or financial institution as Lender may periodically designate, and Borrower thereupon agrees to make the Deposits to such servicer or institution.

(b) Any insurance proceeds, Awards, Deposits, or similar funds paid to, and to be held by, Lender (or such servicer or financial institution as Lender may periodically designate) in connection with a Borrower’s Individual Loan shall be held without payment of interest to Borrower (except to the extent required under Laws) and may be commingled with other funds of Lender (or such servicer or financial institution as Lender may periodically designate). Notwithstanding anything in this Agreement or at law or in equity to the contrary, any such insurance proceeds, Awards, Deposits, or similar funds held by Lender (or such servicer or financial institution as Lender may periodically designate) shall not be deemed to be trust funds, and Lender may dispose of such monies in the manner provided in this Agreement.

Section 3.11 ERISA.

(a) Borrower understands and acknowledges that, as of the date hereof, the source of funds from which Lender is extending the Loan will include one or more of the following accounts: (i) an “insurance company general account,” as that term is defined in Prohibited Transaction Class Exemption (“PTE”) 95-60 (60 Fed. Reg. 35925 (Jul. 12, 1995)), as to which Lender meets the conditions for relief in Sections I and IV of PTE 95-60; (ii) pooled and single client insurance company separate accounts, which are subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”); (iii) one or more insurance company separate accounts maintained solely in connection with fixed contractual obligations of the insurance company, under which the amounts payable or credited to the plan are not affected in any manner by the investment performance of the separate account; and (iv) accounts of one or more entities, the assets of which do not constitute “plan assets” of one or more plans within the meaning of 29 C.F.R Section 2510.3-101 and Section 3(42) of ERISA.

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

(b) Borrower represents and warrants to Lender that (i) Borrower is not an “employee benefit plan” as defined in Section 3(3) of ERISA, or a “governmental plan” within the meaning of Section 3(32) of ERISA; (ii) Borrower is not a “party in interest”, as defined in Section 3(14) of ERISA, other than as a service provider or an affiliate of a service provider, to any employee benefit plan that has invested in a separate account described in Section 3.11(a)(ii) above, from which funds have been derived to make the Loan, or, if so, the execution of the Documents and making of the Loan thereunder do not constitute nonexempt prohibited transactions under ERISA; (iii) to Borrower’s knowledge after due inquiry and investigation, Borrower is not subject to state statutes regulating investments and fiduciary obligations with respect to governmental plans, or, if subject to such statutes, is not in violation thereof in the execution of the Documents and the making of the Loan thereunder; (iv) the assets of Borrower do not constitute “plan assets” of one or more plans within the meaning of 29 C.F.R. Section 2510.3-101; and (v) one or more of the following circumstances is true: (A) equity interests in Borrower are publicly offered securities, within the meaning of 29 C.F.R. Section 2510.3-101(b)(2); (B) less than twenty-five percent (25%) of all equity interests in Borrower are held by “benefit plan investors” within the meaning of 29 C.F.R. Section 2510.3-101(f)(2); or (C) Borrower qualifies as an “operating company,” a “venture capital operating company” or a “real estate operating company” within the meaning of 29 C.F.R. Section 2510.3-101(c), (d) or (e), respectively.

(c) Borrower shall deliver to Lender such commercially reasonable certifications and/or other evidence periodically requested by Lender, in its reasonable discretion, to verify the representations and warranties in Section 3.11(b) above. Failure to deliver these certifications or evidence, breach of these representations and warranties, or consummation of any transaction which would cause the Documents or any exercise of Lender’s rights under the Documents to (i) constitute a non-exempt prohibited transaction under ERISA or (ii) violate ERISA or any state statute regulating governmental plans (collectively, a “Violation”), shall be a default hereunder, subject to the provisions of Section 6.01(n) of this Agreement. Notwithstanding anything in the Documents to the contrary, no sale, assignment, or transfer of any direct or indirect right, title, or interest in Borrower or its Individual Property (including creation of a junior lien, encumbrance or leasehold interest) shall be permitted which would, in Lender’s opinion, negate Borrower’s representations in this Section 3.11 or cause a Violation. Except for a Permitted Transfer which shall be governed by the provisions of Section 5.01 of this Agreement, at least fifteen (15) days before consummation of any of the foregoing, Borrower shall obtain from the proposed transferee or lienholder (i) a certification to Lender that the representations and warranties of this Section 3.11 will be true after consummation and (ii) an agreement to comply with this Section 3.11.

Section 3.12 Environmental Representations, Warranties, and Covenants.

(a) Environmental Representations and Warranties. Borrower represents and warrants, to the best of Borrower’s knowledge (after due inquiry and investigation which is based solely on the Environmental Report [as hereinafter defined]) and additionally based upon the environmental site assessment report of Borrower’s Individual Property (each, an “Environmental Report”), that except as fully disclosed in each Environmental Report delivered to and approved by Lender: (i) there are no Hazardous Materials (defined below) or underground storage tanks affecting Borrower’s Individual Property (“affecting Borrower’s Individual Property” shall mean “in, on, under, stored, used or migrating to or from Borrower’s Individual Property”) except for (A) routine office, cleaning, janitorial and medical supplies and other materials necessary to operate Borrower’s Individual Property for its current use and (B) Hazardous Materials that are (1) in compliance with Environmental Laws (defined below), (2) have all required permits, and (3) are in only the amounts necessary to operate Borrower’s Individual Property; (ii) there are no past, present or threatened Releases (defined below) of Hazardous Materials in violation of any Environmental Law affecting Borrower’s Individual Property; (iii) there is

Prudential Loan Nos. 706108716-706108717

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CHT REIT Portfolio

Amended and Restated Loan Agreement

no past or present non-compliance with Environmental Laws or with permits issued pursuant thereto; (iv) Borrower does not know of, and has not received, any written or oral notice or communication from any person relating to Hazardous Materials affecting Borrower’s Individual Property; and (v) Borrower has provided to Lender, in writing, all information relating to environmental conditions affecting Borrower’s Individual Property known to Borrower or contained in Borrower’s files. “Environmental Law” means any present and future federal, state and local laws, statutes, ordinances, rules, regulations, standards, policies and other government directives or requirements, as well as common law, that apply to Borrower or its Individual Property and relate to Hazardous Materials, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act and the Resource Conservation and Recovery Act. “Hazardous Materials” shall mean petroleum and petroleum products and compounds containing them, including gasoline, diesel fuel and oil; explosives, flammable materials; radioactive materials; polychlorinated biphenyls (“PCBs”) and compounds containing them; lead and lead-based paint; Microbial Matter, infectious substances, asbestos or asbestos-containing materials in any form that is or could become friable; underground or above-ground storage tanks, whether empty or containing any substance; any substance the presence of which on any Individual Property is prohibited by any federal, state or local authority; any substance that requires special handling; any medical products or devices, including, but not limited to, those materials defined as “medical waste” or “biological waste” under relevant statutes or regulations pertaining to any Environmental Law; and any other material or substance now or in the future defined as a “hazardous substance,” “hazardous material,” “hazardous waste,” “toxic substance,” “toxic pollutant,” “contaminant,” or “pollutant” within the meaning of any Environmental Law. “Release” of any Hazardous Materials includes any release, deposit, discharge, emission, leaking, spilling, seeping, migrating, pumping, pouring, escaping, dumping, disposing or other movement of Hazardous Materials. “Microbial Matter” shall mean the presence of fungi or bacterial matter which reproduces through the release of spores or the splitting of cells, including, but not limited to, mold, mildew and viruses, whether or not such Microbial Matter is living.

(b) Environmental Covenants. Borrower covenants and agrees that: (i) all use and operation of its Individual Property shall be in compliance with all Environmental Laws and required permits; (ii) there shall be no Releases of Hazardous Materials affecting its Individual Property in violation of Environmental Laws; (iii) except as disclosed in the Environmental Report, there shall be no Hazardous Materials affecting its Individual Property except (A) routine office, cleaning, medical and janitorial supplies and medical products or devices, (B) in compliance with all Environmental Laws, (C) in compliance with all required permits, and (D) (1) in only the amounts necessary to operate its Individual Property or (2) as shall have been fully disclosed to and approved by Lender in writing; (iv) Borrower shall keep its Individual Property free and clear of all liens and encumbrances imposed by any Environmental Laws due to any act or omission by Borrower or any person (the “Environmental Liens”); (v) Borrower shall, at its sole expense, fully and expeditiously cooperate (and shall require Property Manager to fully and expeditiously cooperate) in all activities performed under Section 3.12(c) including providing all relevant information and making knowledgeable persons available for interviews; (vi) Borrower shall, at its sole expense, (A) perform any environmental site assessment or other investigation of environmental conditions at its Individual Property upon Lender’s request based on Lender’s reasonable belief that such Individual Property is not in compliance with all Environmental Laws, (B) share with Lender the results and reports, and Lender and the Indemnified Parties (defined below) shall be entitled to rely on such results and reports, and (C) complete any remediation of Hazardous Materials affecting its Individual Property or other actions required by any Environmental Laws; (vii) Borrower shall not knowingly allow any Tenant or other user of its Individual Property to violate any Environmental Law; (viii) Borrower shall immediately notify Lender in writing after it becomes aware of (A) the presence, Release, or threatened Release of Hazardous Materials affecting its Individual Property in violation (or alleged violation) of Environmental Laws, (B) any non-compliance of

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

its Individual Property with any Environmental Laws, (C) any actual or potential Environmental Lien, (D) any required or proposed remediation of environmental conditions relating to its Individual Property, or (E) any written or oral communication or notice from any person relating to Hazardous Materials affecting its Individual Property, or any oral communication relating to or alleging any violation or potential violation of Environmental Law, and (ix) if an Asbestos Operation and Maintenance Plan and any other Operation and Maintenance Plan (collectively, the “O&M Plan”) is in effect (or required by Lender to be implemented) as of the date of this Agreement, then Borrower shall, at its sole expense, implement and continue the O&M Plan (with any modifications required to comply with applicable Laws), until payment and full satisfaction of the Obligations.

(c) Lender’s Rights. Lender and any person designated by Lender may, upon reasonable prior notice to Borrower (except in an emergency or following an Event of Default, when no such prior notification will be required) and subject to the rights of the residents at Borrower’s Individual Property, enter Borrower’s Individual Property to assess the environmental condition of such Individual Property and its use including (i) conducting any environmental assessment or audit (the scope of which shall be determined by Lender) and (ii) taking samples of soil, groundwater or other water, air, or building materials, and conducting other invasive testing at all reasonable times when (A) an Event of Default has occurred under the Documents (unless Lender has accepted cure of such Event of Default by specific written statement from Lender to Borrower acknowledging Lender’s acceptance of such cure, and Borrower specifically understands and agrees that Lender shall have no obligation whatsoever to accept the cure of any Event of Default), (B) Lender reasonably believes that a Release has occurred or the Individual Property is not in compliance with all Environmental Laws, or (C) the Loan is being considered for sale (provided that (x) any out-of-pocket expenses incurred in connection with the entry under clause (C) only shall be at Lender’s expense unless an Event of Default under the Documents has occurred, and (y) entry under clause (C) shall be limited to twice per year, shall not include the right to perform a Phase II environmental site assessment or other invasive testing unless a Phase II environmental site assessment or other invasive testing is recommended by a reputable environmental consultant engaged by Lender (in which event, copies of such recommendations and supporting information shall be provided to Borrower prior to entry by Lender or any such person designated by Lender for the purposes of conducting the Phase II environmental site assessment or other invasive testing), and shall require at least seven (7) days’ prior written notice to Borrower for any Phase I environmental site assessment and at least five (5) days’ prior written notice to Borrower for any Phase II environmental site assessment or other invasive testing). Borrower shall cooperate (and shall require Property Manager to cooperate) with and provide access to Lender and such person. Lender and any such person shall use reasonable efforts to minimize interference with the use or operation of Borrower’s Individual Property by Borrower, any Tenant or any other user or occupant of Borrower’s Individual Property, and, following assessment, sampling or testing, Lender shall be required to restore Borrower’s Individual Property to substantially its condition prior to such assessment, sampling or testing (unless prohibited from doing so by Environmental Laws).

Section 3.13 Electronic Payments. Unless directed otherwise in writing by Lender, all payments due under the Documents shall be made by wire transfer initiated by Borrower. This accommodation by Lender shall be personal to the original Borrowers under the Loan, and no transferee shall have such right under this Section 3.13. Upon the occurrence of any monetary Event of Default under the Documents or if Borrower fails to make such payments by the Due Date more than two (2) times during the term of the Loan, then all payments due under the Documents shall be made by electronic funds transfer debit entries to Borrower’s account at an Automated Clearing House member bank satisfactory to Lender or by similar electronic transfer process selected by Lender. Each payment due under the Documents shall be initiated by Lender through the Automated Clearing House network (or similar electronic process) for settlement

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

on the Due Date for the payment. Borrower shall, at Borrower’s sole cost and expense, direct its bank in writing to permit such electronic fund transfer debit entries (or similar electronic transfer) to be made by Lender. If Lender determines in its reasonable judgment that a change in Borrower’s bank is necessary to appropriately effectuate the Loan payments by electronic funds transfer debit entries (or similar electronic process), Lender shall have the right, upon thirty (30) days’ written notice, to require Borrower to use a different bank. Prior to each payment Due Date under the Documents, Borrower shall deposit and/or maintain sufficient funds in Borrower’s account to cover each debit entry. Any charges or costs, if any, by Borrower’s bank for the foregoing shall be paid by Borrower.

Section 3.14 Inspection. Borrower shall allow (and shall require Property Manager to allow) Lender and any person designated by Lender, subject to the rights of any residents at its Individual Property, to enter upon Borrower’s Individual Property and conduct tests (which Lender has concluded are reasonably necessary) or inspect such Individual Property at all reasonable times upon reasonable prior notice to Borrower (except in an emergency or following an Event of Default, when no such prior notice notification will be required), and any and all costs and expenses relating to such tests and inspections shall constitute Costs under Section 4.01 below. Borrower shall assist (and shall require Property Manager to assist) Lender and such person in effecting said inspection.

Section 3.15 Records, Reports, and Audits.

(a) Records and Reports. Borrower shall (or shall require Property Manager to) maintain complete and accurate books and records with respect to all operations of, or transactions involving, its Individual Property.

(i) Borrower shall furnish (or cause to be furnished) to Lender the following statements and reports (as soon as available and in no event later than forty-five days after the end of the calendar month or fiscal quarter, as applicable, in question) each in form and substance reasonably satisfactory to Lender: (A) a monthly operating statement (including a comparison to the budget and the previous year’s position) with both monthly and year-to-date information, and the overall occupancy; and (B) a quarterly capital expenditure and FF&E expenditure report detailing each project’s status, including the amount spent to date and all budget variances.

(ii) Borrower shall furnish (or cause to be furnished) to Lender annually: (A) as soon as available, but no later than April 30th of each calendar year, financial statements for Sunrise Senior Living, Inc. (“SSLI”), Borrower, and CHT REIT, in each case prepared in accordance with generally accepted accounting principles (“GAAP”) and certified by an authorized person, partner or official; (B) as soon as available, but no later than January 31st of each calendar year, preliminary annual unaudited operating statements for Borrower’s Individual Property prepared in accordance with GAAP, and as soon as available, but no later than March 31st of each calendar year, final annual unaudited operating statements for Borrower’s Individual Property and certified by an authorized person, partner or official, together with such additional information as Lender may reasonably request; (C) as soon as available, but no later than January 31st of each calendar year, a detailed revenue and expense projection by month showing projected occupancy, unit rates, gross revenues and expenditures by month; (D) as soon as available, but no later than January 31st of each calendar year, a capital improvement budget for proposed capital and FF&E expenditures, including the costs of completing any such additions, upgrades, or improvements commenced in a prior fiscal year, itemized by project and month(s) of occurrence; (E) if requested in writing by Lender no more than once a year and to the extent available without Borrower or Property Manager being required to perform additional work that is not insubstantial, a business and/or marketing plan, describing in narrative form Borrower’s intentions for the next fiscal year for the promotion and positioning of Borrower’s Individual Property in the market; (F) if requested in writing

Prudential Loan Nos. 706108716-706108717

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CHT REIT Portfolio

Amended and Restated Loan Agreement

by Lender no more than once a year and to the extent available without Borrower or Property Manager being required to perform additional work that is not insubstantial, a schedule of all leases, including income-producing Leases and all equipment or financing leases; and (G) if requested in writing by Lender no more than once a year, an organizational chart of Borrower and any affiliated entity managing or operating Borrower’s Individual Property occurring after the date of this Agreement.

(b) Appraisal. If requested in writing by Lender no more than once a year and to the extent available without Borrower or Property Manager being required to perform additional work that is not insubstantial, Borrower shall furnish to Lender (i) whenever available, a duplicate copy of any appraisal, and (ii) such other information and internal market reports as Lender may reasonably request.

(c) Delivery of Reports. All of the reports, statements, and items required under this Section 3.15 shall be (i) certified as being true, correct, and accurate by an authorized person, partner, or officer of the delivering party or, at the deliverer’s option, audited by a Certified Public Accountant; (ii) reasonably satisfactory to Lender in form and substance; and (iii) except as otherwise expressly provided in this Section 3.15, delivered within (A) one hundred twenty (120) days after the end of Borrower’s fiscal year for annual reports and (B) forty-five (45) days after the end of each calendar quarter for quarterly reports. If any one report, statement, or item is not received by Lender within thirty (30) days after written notice from Lender, then a late fee of Two Hundred Fifty and No/100 Dollars ($250.00) per month shall be due and payable by Borrower. If any one report, statement, or item is not received after the expiration of (y) thirty (30) days after written notice from Lender (the “First Notice”) and (z) ten (10) days after delivery of a second written notice from Lender (the “Second Notice”), which Second Notice shall not be delivered before the date that is thirty (30) days after delivery of the First Notice, then Lender may immediately declare an Event of Default under the Documents. Borrower shall (i) provide Lender with such additional financial, management, or other information regarding Borrower, any general partner of Borrower, or Borrower’s Individual Property, as Lender may reasonably request and (ii) upon Lender’s request, deliver (or cause to be delivered) all items required by this Section 3.15 in an electronic format (i.e., on computer disks) or by electronic transmission acceptable to Lender in the format in which such reports, statements or items are ordinarily prepared and maintained by or for Borrower.

(d) Inspection of Records. Borrower shall allow (and shall require Property Manager to allow) Lender or any person designated by Lender to examine, audit, and make copies of all such books and records and all supporting data at the place where these items are located at all reasonable times after reasonable advance notice; provided that no notice shall be required after any Event of Default under the Documents (unless Lender has accepted cure of such Event of Default by specific written statement from Lender to Borrower acknowledging Lender’s acceptance of such cure, and Borrower specifically understands and agrees that Lender shall have no obligation whatsoever to accept the cure of any Event of Default). Borrower shall assist (and shall require Property Manager to assist) Lender in effecting such examination. Upon fifteen (15) days’ prior notice, Lender may inspect and make copies of Borrower’s income tax returns with respect to its Individual Property or, if Borrower is a partnership, any general partner of Borrower’s income tax returns with respect to the Property, for the purpose of verifying any items referenced in this Section 3.15.

Section 3.16 Certificates. Within ten (10) Business Days after Lender’s written request (but not more than twice in any given twelve (12) month period), Borrower shall furnish a written certification to Lender and any Investors (defined below) as to (a) the amount of the Obligations outstanding; (b) the interest rate, terms of payment, and maturity date of the Note; (c) the date to which payments have been paid under the Note; (d) whether, to the best of Borrower’s knowledge (after due inquiry), any offsets or defenses exist against the Obligations and a detailed description of any listed; (e) whether all Leases (including subleases and Resident Agreements [defined below]) are in full force and effect (except to the

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

extent that the failure of any Lease to be in full force and effect would not have a material adverse effect on the aggregate Gross Revenue of the applicable Individual Property) and have not been modified (or if modified, setting forth all modifications except to the extent that the modification would not have a material adverse effect on the aggregate Gross Revenue of the applicable Individual Property); (f) the month to which the Rents have been paid (provided that the inaccuracy of this information disclosed to Lender shall not be a default unless such inaccuracy would have a material adverse effect on the aggregate Gross Revenue of the applicable Individual Property); (g) whether, to the best knowledge of Borrower, any defaults exist under the Leases which could have a material adverse effect on the aggregate Gross Revenue of the applicable Individual Property and a detailed description of any listed (excluding any Resident Agreements); (h) the security deposit held by Borrower under each Lease and that such amount is the amount required under such Lease (provided that the inaccuracy of this information disclosed to Lender shall not be a default unless such inaccuracy would have a material adverse effect on the aggregate Gross Revenue of the applicable Individual Property); (i) whether, to the best of Borrower’s knowledge after due inquiry, there are any defaults (or events which with the passage of time and/or giving of notice would constitute a default) under the Documents or a detailed description of any listed; (j) whether the Documents are in full force and effect; and (k) any other matters reasonably requested by Lender related to the Leases, the Obligations, Borrower’s Individual Property, or the Documents. For all non-residential properties and promptly upon Lender’s written request, but not more than twice in any given twelve (12) month period, Borrower shall use commercially reasonable efforts to deliver a written certification to Lender and Investors from any commercial (i.e. non-residential) Tenants specified by Lender that: (a) their Leases are in full force and effect; (b) there are no defaults (or events which with the passage of time and/or notice would constitute a default) under their Leases or a detailed description of any listed; (c) none of the Rents have been paid more than one month in advance; (d) there are no offsets or defenses against the Rents or a detailed description of any listed; and (e) any other matters reasonably requested by Lender related to the Leases; provided, however, that Borrower shall not have to pay money to a Tenant to obtain such certification, but it will deliver a landlord’s certification for any certification it cannot obtain. The immediately preceding sentence shall not apply to any Minor Commercial Leases.

Section 3.17 Full Performance Required; Survival of Warranties. Except as specifically limited by the terms of such representations and warranties, all representations and warranties of Borrower in the Loan application or made in connection with the Loan shall survive the execution and delivery of the Documents, and Borrower shall not knowingly perform any action, or knowingly permit any action to be performed, which would cause any of the warranties and representations of Borrower to become untrue in any material manner except to the extent that the performing of any action or the permitting of any action to be performed would not have a material adverse effect on Borrower’s Individual Loan, Borrower’s Individual Loan Documents, the value of Borrower’s Individual Property, the utility of Borrower’s Individual Property, the operations of Borrower’s Individual Property, the financial condition of Borrower or any guarantor of Borrower’s Individual Loan or the ability of Borrower to perform its obligations under Borrower’s Individual Loan Documents.

Section 3.18 Additional Security. No other security now existing or taken later to secure the Obligations shall be affected by the execution of the Documents and all additional security shall be held as cumulative. The taking of additional security, execution of partial releases, or extension of the time for the payment obligations of Borrower shall not diminish the effect and lien of the Documents and shall not affect the liability or obligations of any maker or guarantor. Neither the acceptance of the Documents nor their enforcement shall prejudice or affect Lender’s right to realize upon or enforce any other security now or later held by Lender. Lender may enforce the Documents or any other security in such order and manner as it may determine in its discretion.

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

Section 3.19 Further Acts. Borrower shall take all necessary actions to (i) keep valid and effective the lien and rights of Lender under the Documents and (ii) protect the lawful owner of the Documents. Promptly upon request by Lender, and at Borrower’s expense, Borrower shall execute additional reasonable instruments and take such commercially reasonable actions as Lender reasonably believes are necessary or desirable to (a) maintain or grant Lender a first-priority, perfected lien on Borrower’s Individual Property, (b) grant to Lender to the fullest extent permitted by Laws, the right to foreclose on, or transfer title to, Borrower’s Individual Property non-judicially, (c) correct any error or omission in the Documents, and (d) effect the intent of the Documents, including filing/recording the Documents, additional mortgages, deeds of trust, deeds to secure debt, financing statements, and other instruments.

Section 3.20 Compliance with Anti-Terrorism Regulations.

(a) Borrower hereby covenants and agrees that neither Borrower nor any guarantor, nor any persons or entities holding any legal or beneficial interest whatsoever in Borrower or any guarantor (whether directly or indirectly), will knowingly conduct business with or engage in any transaction with any person or entity named on any of the OFAC Lists or any person or entity included in, owned by, controlled by, acting for or on behalf of, providing assistance, support, sponsorship, or services of any kind to, or otherwise associated with any of the persons or entities referred to or described in the OFAC Lists; provided, however, that the foregoing covenant shall not be deemed violated with respect to any of (i) the Individual Beneficiaries, (ii) the Individual Shareholders, or (iii) tenants, subtenants and residents of its Individual Property so long as Borrower complies with the provisions of Section 3.20(c) below.

(b) Borrower hereby covenants and agrees that it will comply at all times with the requirements of Executive Order 13224; the International Emergency Economic Powers Act, 50 U.S.C. Sections 1701-06; the United and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Pub. L. 107-56; the Iraqi Sanctions Act, Pub. L. 101-513, 104 Stat. 2047-55; the United Nations Participation Act, 22 U.S.C. Section 287c; the Antiterrorism and Effective Death Penalty Act, (enacting 8 U.S.C. Section 219, 18 U.S.C. Section 2332d, and 18 U.S.C. Section 2339b); the International Security and Development Cooperation Act, 22 U.S.C. Section 2349 aa-9; the Terrorism Sanctions Regulations, 31 C.F.R. Part 595; the Terrorism List Governments Sanctions Regulations, 31 C.F.R. Part 596; and the Foreign Terrorist Organizations Sanctions Regulations, 31 C.F.R. Part 597 and any similar laws or regulations currently in force or hereafter enacted (collectively, the “Anti-Terrorism Regulations”).

(c) Borrower hereby covenants and agrees that if it becomes aware or receives any notice that Borrower, any guarantor or its Individual Property, or any person or entity holding any legal or beneficial interest whatsoever (whether directly or indirectly) in Borrower, any guarantor or in Borrower’s Individual Property, is named on any of the OFAC Lists (such occurrence, an “OFAC Violation”), then Borrower will immediately (i) give notice to Lender of such OFAC Violation, and (ii) comply with all Laws applicable to such OFAC Violation (regardless of whether the party included on any of the OFAC Lists is located within the jurisdiction of the United States of America), including, without limitation, the Anti-Terrorism Regulations, and Borrower hereby authorizes and consents to Lender’s taking any and all steps Lender deems necessary to comply with all Laws applicable to any such OFAC Violation, including, without limitation, the requirements of the Anti-Terrorism Regulations (including the “freezing” and/or “blocking” of assets).

(d) Upon Lender’s request from time to time during the term of the Loan (but not more than twice in any twelve (12) month period; provided, however, such limitation shall not apply to any such certification required in connection with a Permitted Transfer), Borrower agrees to deliver a certification confirming that the representations and warranties set forth in Section 2.09 above remain true and correct as of the date of such certificate and confirming Borrower’s and any guarantor’s compliance with this Section 3.20.

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

Section 3.21 Compliance with Property as Single Asset. Borrower hereby covenants and agrees that during the term of the Loan, (a) Borrower shall not own any assets in addition to its Individual Property, other than any cash, investment accounts (provided that the liability associated with any such investment account shall be limited to the assets contained in such account) or personal property used in connection with such Individual Property, as applicable, (b) Borrower’s Individual Property shall remain as a single property or project, and (c) Borrower’s Individual Property shall generate substantially all of the gross income of Borrower and there shall be no substantial business being conducted by Borrower, either directly or indirectly, other than the business of owning, operating and maintaining its Individual Property and the activities incidental thereto; provided that (i) the cross- collateralization, cross-default and pooling arrangement of the Property and the Operating Leases required in connection with the Loan is not a violation of the provisions of this Section 3.21, and (ii) the Manager Pooling Agreement dated as of the date hereof by and among Operators, Connecticut Avenue Owner, Property Manager and CHTSun (the “Manager Pooling Agreement”) is not a violation of the provisions of this Section 3.21. Notwithstanding the foregoing, Operator may own its leasehold interest in its Individual Property and any personal property associated therewith.

Section 3.22 Separateness Covenants/Covenants with Respect to Indebtedness, Operations and Fundamental Changes of Borrower. Borrower hereby represents, warrants and covenants, as of the date hereof and until such time as the Obligations are paid in full, that Borrower:

(a) shall not (i) liquidate or dissolve (or suffer any liquidation or dissolution), terminate, or otherwise dispose of, directly, indirectly or by operation of law, all or substantially all of its assets; (ii) reorganize or change its legal structure without Lender’s prior written consent, except as otherwise expressly permitted under the Documents; (iii) change its name, address, or the name under which Borrower conducts its business without promptly notifying Lender; (iv) enter into or consummate any merger, consolidation, sale, transfer, assignment, liquidation, or dissolution involving any or all of the assets of Borrower or any general partner or managing member of Borrower; or (v) enter into or consummate any transaction or acquisition, merger or consolidation or otherwise acquire by purchase or otherwise all or any portion of the business or assets of, or any stock or other evidence of beneficial ownership of, any person or entity;

(b) has not incurred and shall not incur any secured or unsecured debt except for its Individual Loan, Permitted Capital Leases and customary and reasonable short term trade payables obtained and repaid in the ordinary course of Borrower’s business;

(c) shall not amend, modify or otherwise change its partnership certificate, partnership agreement, articles of incorporation, by-laws, operating agreement, articles of organization, or other formation agreement or document, as applicable, or governing agreement or document, in any material term or manner, or in a manner which adversely affects Borrower’s existence as a single purpose entity or Borrower’s compliance with Sections 3.21 and 3.22 of this Agreement, nor shall any managing member, general partner, shareholder or non-member manager of Borrower, as applicable, amend, modify or otherwise change its partnership certificate, partnership agreement, articles of incorporation, by-laws, operating agreement, articles of organization, or other formation agreement or document, as applicable, or governing agreement or document, in any manner which adversely affects Borrower’s existence as a single purpose entity or Borrower’s compliance with Sections 3.21 and 3.22 of this Agreement;

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

(d) to the extent that Borrower requires an office, shall maintain its principal executive office and telephone and facsimile numbers separate from that of any Affiliate (defined below) of same and shall conspicuously identify such office and numbers as its own or shall allocate by written agreement fairly and reasonably any rent, overhead and expenses for shared office space. Additionally, Borrower shall use its own separate stationery, invoices and checks;

(e) shall maintain correct and complete financial statements, accounts, books and records and other entity documents separate from those of any Affiliate of same or any other person or entity, except that Borrower’s financial position, assets, liabilities, net worth and operating results may be included in the consolidated financial statements of an Affiliate, provided that Borrower is properly reflected and treated as a separate legal entity;

(f) shall maintain its own separate bank accounts, payroll and correct, complete and separate books of account;

(g) shall file or cause to be filed its own separate tax returns, or if applicable, consolidated tax returns;

(h) shall hold itself out to the public (including any of its Affiliates’ creditors) under Borrower’s own name and as a separate and distinct entity and not as a department, division or otherwise of any Affiliate of same;

(i) shall observe all customary formalities regarding the existence of Borrower, including holding meetings and maintaining current and accurate minute books separate from those of any Affiliate of same;

(j) shall hold title to its assets in its own name and act solely in its own name and through its own duly authorized officers and agents. No Affiliate of same shall be appointed or act as agent of Borrower, other than, if applicable, a property manager with respect to Borrower’s Individual Property;

(k) shall make investments in the name of Borrower directly by Borrower or on its behalf by brokers engaged and paid by Borrower or its agents;

(l) except as expressly required by Lender in connection with the Loan and in writing (it being understood that the Supplemental Guaranty is expressly permitted), shall not guarantee or otherwise agree to be liable for (whether conditionally or unconditionally), pledge or assume or hold itself out or permit itself to be held out as having guaranteed, pledged or assumed any liabilities or obligations of any partner (whether limited or general), member, shareholder or any Affiliate of Borrower, as applicable, or any other party, nor shall it make any loan, except as expressly permitted in the Documents or in Section 5.07 below;

(m) is and intends to remain solvent, and has paid and will pay its own debts and liabilities out of its own funds and assets (to the extent of such funds and assets) as the same shall become due, and will give prompt written notice to Lender of the insolvency or bankruptcy filing of any Borrower or any general partner, managing member or controlling shareholder of a Borrower, or of the death, insolvency or bankruptcy filing of any Guarantor;

(n) shall separately identify, maintain and segregate its assets. Borrower’s assets shall at all times be held by or on behalf of Borrower and, if held on behalf of Borrower by another entity, shall at all times be kept identifiable (in accordance with customary usages) as assets owned by Borrower. This

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

restriction requires, among other things, that, except as expressly permitted by the Manager Pooling Agreement, (i) Borrower funds shall be deposited or invested in Borrower’s name, (ii) Borrower funds shall not be commingled with the funds of any Affiliate of same or any other person or entity except as may be required in connection with the Loan with respect to Related Borrowers (as defined in the Instruments), (iii) Borrower shall maintain all accounts in its own name and with its own tax identification number, separate from those of any Affiliate of same or any other person or entity, and (iv) Borrower funds shall be used only for the business of Borrower;

(o) shall maintain its assets in such a manner that it is not costly or difficult to segregate, ascertain or identify its individual assets from those of any Affiliate of same or other person or entity;

(p) shall pay or cause to be paid its own liabilities and expenses of any kind, including but not limited to salaries of its employees, if any, only out of its own separate funds and assets;

(q) shall at all times be adequately capitalized to engage in the transactions contemplated at its formation;

(r) shall not do any act which would make it impossible to carry on the ordinary business of Borrower;

(s) shall reflect Borrower’s ownership interest in all data and records (including computer records) used by Borrower or any Affiliate of same;

(t) shall not invest any of Borrower’s funds in securities issued by, nor shall Borrower acquire the indebtedness or obligation of, any Affiliate of same;

(u) shall maintain an arm’s length relationship with each of its Affiliates and may enter into contracts or transact business with its Affiliates only on commercially reasonable terms that are no less favorable to Borrower than is obtainable in the market from a person or entity that is not an Affiliate of same;

(v) shall correct any misunderstanding that is known by Borrower regarding its name or separate identity;

(w) shall not, without the prior written vote of one hundred percent (100%) of its partners, members, or shareholders, as applicable, institute proceedings to be adjudicated bankrupt or insolvent; or consent to the institution of bankruptcy or insolvency proceedings against it; or file a petition seeking, or consent to, reorganization or relief under any applicable federal or state law relating to bankruptcy; or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of Borrower or a substantial part of Borrower’s property; or make any assignment for the benefit of creditors; or admit in writing its inability to pay its debts generally as they become due or declare or effectuate a moratorium on payments of its obligation; or take any action in furtherance of any such action;

(x) The limited liability company agreement (the “LLC Agreement”) of any Borrower which is a limited liability company (each, an “LLC Borrower”) shall provide that (i) upon the occurrence of any event that causes the sole member of LLC Borrower (“Member”) to cease to be the member of LLC Borrower (other than (A) upon a transfer by Member of all of its limited liability company interest in LLC Borrower and the prior or simultaneous admission of the transferee in accordance with the LLC Agreement, or (B) the resignation of Member and the prior or simultaneous

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

admission of an additional member of LLC Borrower in accordance with the terms of the LLC Agreement; provided, however, that exception (A) or (B) shall not be allowed without Lender’s prior written consent, which consent shall be granted or denied in Lender’s sole discretion, except to the extent such action is expressly permitted under Article V of this Agreement), then any person acting as springing member of LLC Borrower shall, without any action of any other person and simultaneously with the Member ceasing to be the member of LLC Borrower, automatically be admitted to LLC Borrower as a special member (“Special Member”) and shall continue LLC Borrower without dissolution and (ii) no Special Member may resign from LLC Borrower or transfer its rights as Special Member unless a successor Special Member has been admitted to LLC Borrower as Special Member in accordance with the LLC Agreement and the express prior written consent of Lender therefor has been obtained. The LLC Agreement shall further provide that (1) Special Member shall automatically cease to be a member of LLC Borrower upon the admission to LLC Borrower of a substitute Member (such admission of a substitute Member must be consented to in writing by Lender, with such consent being in Lender’s sole discretion), (2) Special Member shall be a member of LLC Borrower that has no interest in the profits, losses and capital of LLC Borrower and has no right to receive any distributions of LLC Borrower assets, (3) pursuant to Section 18-301 of the Delaware Limited Liability Company Act (the “Act”), Special Member shall not be required to make any capital contributions to LLC Borrower and shall not receive a limited liability company interest in LLC Borrower, (4) Special Member, in its capacity as Special Member, may not bind LLC Borrower and (5) except as required by any mandatory provision of the Act, Special Member, in its capacity as Special Member, shall have no right to vote on, approve or otherwise consent to any action by, or matter relating to, LLC Borrower, including, without limitation, the merger, consolidation or conversion of LLC Borrower. In order to implement the admission to LLC Borrower of Special Member, each person acting as a springing member shall execute a counterpart to the LLC Agreement. Prior to its admission to LLC Borrower as Special Member, each person acting as a springing member shall not be a member of LLC Borrower. Borrower must obtain Lender’s prior approval of the identification of any person to act as a springing member prior to the LLC Agreement being executed;

(y) If the Member of any LLC Borrower is now or in the future an individual, then upon the occurrence of any event that causes the Member to cease to be a member of LLC Borrower (other than (A) upon a transfer by Member of all of its limited liability company interest in LLC Borrower and the prior or simultaneous admission of the transferee in accordance with the LLC Agreement, or (B) the resignation of Member and the prior or simultaneous admission of an additional member of LLC Borrower in accordance with the terms of the LLC Agreement; provided, however, that exception (A) or (B) shall not be allowed without Lender’s prior written consent, which consent shall be granted or denied in Lender’s sole discretion, except to the extent such action is expressly permitted under Article V of this Agreement), then to the fullest extent permitted by law, the personal representative of Member shall, within ninety (90) days after the occurrence of the event that terminated the continued membership of Member in LLC Borrower, agree in writing (i) to continue LLC Borrower and (ii) to the admission of the personal representative or its nominee or designee, as the case may be, as a substitute member of LLC Borrower, effective as of the occurrence of the event that terminated the continued membership of Member of LLC Borrower in LLC Borrower. Any action initiated by or brought against Member or Special Member under any Creditors Rights Laws (defined below) shall not cause Member or Special Member to cease to be a member of LLC Borrower and upon the occurrence of such an event, the business of LLC Borrower shall continue without dissolution. The LLC Agreement shall provide that each of Member and Special Member waives any right it might have to agree in writing to dissolve LLC Borrower upon the occurrence of any action initiated by or brought against Member or Special Member under any existing or future law (the “Creditors Rights Laws”) of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, conservatorship, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to its debts or debtors, or the occurrence of an event that causes Member or Special Member to cease to be a member of LLC Borrower; and

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

(z) Borrower shall be either a Delaware limited liability company or a Delaware limited partnership, as the case may be (except for Connecticut Avenue Owner, which may be a Virginia limited liability company, and Sunrise Louisville, which may be a Kentucky limited liability company).

“Affiliate” for purposes of this Agreement shall mean a person which controls, is controlled by, or is under common control with another person. For the purposes of this definition, “control” means the power to direct the management and policies of a person, directly or indirectly, whether through the ownership of voting securities or other beneficial interest, by contract or otherwise, and the terms “controlling” and “controlled” have the meanings correlative to the foregoing. A person shall not be deemed to be under common “control” with another person solely based on the fact that one or more person(s) serve as a director of both persons.

Section 3.23 Leasing Restrictions.

(a) With respect to any resident admission agreements, residency agreements, life care contracts or similar agreements with residents or patients of its Individual Property, Borrower shall lease its Individual Property at market rents and on market terms (subject to any currently existing governmental requirements regarding low income rentals) (based on the type, quality and location of such Individual Property) using Borrower’s standard approved resident agreement and lease form that has been approved by Lender and subject to any non-material changes thereto as Borrower may determine in its reasonable discretion to be necessary or desirable for the operation of its Individual Property, provided such changes comply with the provisions of Article XI of this Agreement. All Leases shall be bona fide, binding contracts, duly authorized and executed with third-party tenants, residents, and/or occupants unrelated to Borrower, any Recourse Party or any of their Affiliates. There shall be no additional economic obligations on the landlord under a Lease beyond providing the senior living services contemplated by the form lease that has been approved by Lender (and for which the landlord is separately compensated).

(b) Each Operating Lease shall be subject to Lender’s prior approval, which may be granted or denied in Lender’s sole and absolute discretion, and shall meet all regulatory requirements. Borrower shall not, without first obtaining Lender’s prior written consent, (i) amend or modify the Operating Lease with respect to Borrower’s Individual Property in any material respect (which shall include, without limitation, any modification or amendment to the Operating Lease that reduces the rent payable thereunder, alters the term of the Operating Lease, increases the landlord’s obligations or decreases the tenant’s obligations under the Operating Lease or any other modification or amendment deemed material by Lender), (ii) extend or renew (except in accordance with mandatory actions by the landlord under the existing Operating Lease provisions, if any) the Operating Lease with respect to Borrower’s Individual Property, (iii) terminate or accept the surrender of the Operating Lease with respect to Borrower’s Individual Property, (iv) enter into any new Operating Lease with respect to Borrower’s Individual Property, (v) consent to, or otherwise accept, an assignment of an Operating Lease, which assignment would result in the tenant being relieved from any liability under such Operating Lease, or (vi) accept any prepayment of rent more than one (1) month in advance, termination fee, or similar payment.

(c) With respect to any commercial Lease in excess of 1,500 square feet that is not an Operating Lease, Borrower may (i) enter into a new commercial Lease (if such new commercial Lease does not give the tenant any rights, whether in the form of expansion rights, rights of first refusal to lease or purchase, or otherwise, relating to property which is not part of such Borrower’s Individual Property

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

and/or would require Borrower and/or Lender to possess or control any property other than such Borrower’s Individual Property to honor such rights and/or would grant such tenant any purchase rights with respect to any portion of such Borrower’s Individual Property), (ii) terminate any such commercial Lease, or (iii) amend any such commercial Lease (if such amendment does not give the tenant any rights, whether in the form of expansion rights, rights of first refusal to lease or purchase, or otherwise, relating to property which is not part of such Borrower’s Individual Property and/or would require Borrower and/or Lender to possess or control any property other than such Borrower’s Individual Property to honor such rights and/or would grant such tenant any purchase rights with respect to any portion of such Borrower’s Individual Property), provided that all decisions made and all actions taken by Borrower pursuant to clauses (i), (ii) and (iii) above (A) represent prudent business practices for the benefit of such Borrower’s Individual Property, (B) are on market terms and rents (based on the type, quality and location of such Individual Property), and (C) are bona fide, binding contracts, duly authorized and executed with third-party tenants unrelated to Borrower, any Recourse Party or any of their affiliates. There shall be no increase in the landlord’s obligations to pay operating expenses, taxes or insurance or change in the base year, and there shall be no economic obligations on the landlord under a commercial Lease in excess of 1,500 square feet that is not an Operating Lease beyond maintaining Borrower’s Individual Property. Any allowance for tenant improvements shall only be given at the beginning of the term of any commercial Lease in excess of 1,500 square feet that is not an Operating Lease.

(d) No portion of Borrower’s Individual Property shall (i) be leased to any party or entity that uses dry cleaning solvents on Borrower’s Individual Property, or (ii) permit the use or storage of hazardous substances in excess of limits allowed by applicable law, rule or regulation.

Section 3.24 Covenants Relating to Leases and Rents. Borrower shall not, except with the prior written consent of Lender in each instance, (a) sell, assign, pledge, mortgage or otherwise transfer or encumber (except hereby) any of the Leases, Rents or any right, title or interest of Borrower therein; (b) except for “community fees” paid by residents upon initial occupancy of the Individual Property as provided for under the form Resident Agreement (to the extent permitted by applicable Laws), accept prepayments of any Rents for a period of more than one (1) month in advance of the due dates thereof; (c) in any manner intentionally or materially impair the value of its Individual Property or the benefits to Lender of the Assignment; (d) except as otherwise permitted in Section 3.23 above, waive, excuse, condone, discount, set off, compromise, or in any manner release or discharge any Tenant from any of its obligations under the Leases; (e) except as otherwise permitted hereby, enter into any settlement of any action or proceeding arising under, or in any manner connected with, the Leases or with the obligations of the landlord or the Tenants thereunder; (f) except as otherwise permitted in Section 3.23 above, modify, cancel or terminate any guaranties under any Lease; or (g) lease any portion of its Individual Property to a dry cleaner that uses dry cleaning solvents on such Individual Property. Notwithstanding the immediately preceding sentence, (i) subsection (d) above shall not apply to Resident Agreements so long as such actions taken do not materially affect the operations of the applicable Individual Property, and (ii) subsections (d), (e), and (f) above shall not apply to any Minor Commercial Leases. Borrower shall, at its sole cost and expense, duly and timely keep, observe, perform, comply with and discharge all of the material obligations of the landlord under the Leases, or cause the foregoing to be done, and Borrower shall not take any actions that would, either presently or with the passage of time, cause a default by Borrower under any of the Leases. Borrower shall (i) enforce its interests in the Leases and all remedies available to Borrower upon any Tenant’s default, (ii) upon Lender’s request, deliver to Lender copies of all papers served in connection with any such enforcement proceedings, and (iii) upon Lender’s request, consult with Lender, its agents and attorneys with respect to the conduct thereof. Unless an Event of Default has occurred (or if an Event of Default has occurred but Lender has accepted cure of such Event of Default by specific written statement from Lender to Borrower acknowledging Lender’s acceptance of

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

such cure, and Borrower specifically understands and agrees that Lender shall have no obligation whatsoever to accept the cure of any Event of Default), Borrower may enter into any settlement of any such proceeding without Lender’s prior written consent. Lender recognizes that the Resident Agreements are for occupancy of individual units by elderly persons and that due to the changing circumstances of the residents and other commercially reasonable considerations, Borrower and/or Property Manager on behalf of Borrower shall exercise good faith judgment in modifying, amending and terminating Resident Agreements on a case-by-case basis.

Section 3.25 Tax Status of Borrower. Borrower shall not become a “foreign person,” “foreign partnership,” “foreign trust,” or “foreign estate” within the meaning of Sections 1445 and 7701 of the Revenue Code. If CHTSun becomes a “disregarded entity” as defined in Section 1.1445-2(b)(2)(iii) of the Income Tax Regulations issued under the Revenue Code, it shall provide Lender with the appropriate documentation regarding same.

Section 3.26 Illegal Activity. No portion of Borrower’s Individual Property will be purchased, improved, fixtured, equipped or furnished by Borrower with proceeds of any illegal activity, and Borrower shall not engage in, and shall make commercially reasonable efforts to prevent others from engaging in, illegal activities at or on its Individual Property.

ARTICLE IV - ADDITIONAL ADVANCES; EXPENSES; SUBROGATION

Section 4.01 Expenses and Advances. Borrowers shall pay all Costs (defined below) (a) incurred by any Borrower or Lender and reasonable fees charged by Lender in connection with the granting, closing, servicing (other than routine loan servicing performed in the ordinary course of business and for the performance of which Lender is not routinely reimbursed by other borrowers in the ordinary course of Lender’s business), and enforcement of the Loan and the Documents or (b) attributable to any Borrower as owner of an Individual Property. The term “Costs” shall mean any and all actual and documented out-of-pocket appraisal, recording, filing, registration, brokerage, abstract, title insurance (including premiums), title searches and examinations, surveys and similar data and assurances with respect to title, U.C.C. search, escrow, reasonable attorneys’, engineers’, environmental engineers’, environmental testing, and architects’ fees, costs (including travel), expenses, and disbursements incurred in connection with (i) any default by any Borrower under the Documents, (ii) servicing of the Loan (other than routine loan servicing performed in the ordinary course of business and for the performance of which Lender is not routinely reimbursed by other borrowers in the ordinary course of Lender’s business), including administrative or service fees assessed by Lender pursuant to a Borrower consent request, or (iii) the exercise, enforcement, compromise, defense, litigation, or settlement of any of Lender’s rights or remedies under the Documents or relating to the Loan or the Pool Obligations following a default under the Documents. If any Borrower fails to pay any amounts or perform any actions required under the Documents, then Lender may (but shall not be obligated to) advance sums to pay such amounts or perform such actions. Each Borrower grants Lender the right (and shall require Property Manager to grant Lender the right) to enter upon and take possession of Borrower’s Individual Property to prevent or remedy any such failure and the right to take such actions in Borrower’s name. No advance or performance shall be deemed to have cured a default by any Borrower. All (a) sums advanced by or payable to Lender per this Section 4.01 or under applicable Laws, (b) except as expressly provided in the Documents, payments due under the Documents which are not paid in full when due, and (c) Costs, shall: (i) be deemed demand obligations, (ii) if not paid within five (5) days following demand, bear interest from the date of demand at the Default Rate (unless prohibited by Law) until paid, (iii) be part of, together with such interest, the Pool Obligations, and (iv) be secured by the Documents. Lender, upon making any such advance, shall also be subrogated to rights of the person receiving such advance.

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

Section 4.02 Subrogation. If any proceeds of any Note were used to extinguish, extend or renew any indebtedness on an Individual Property, then, to the extent of the funds so used, (a) Lender shall be subrogated to all rights, claims, liens, titles and interests existing on such Individual Property held by the holder of such indebtedness and (b) these rights, claims, liens, titles and interests are not waived but rather shall (i) continue in full force and effect in favor of Lender and (ii) are merged with the lien and security interest created by the Documents as cumulative security for the payment and performance of the Pool Obligations.

ARTICLE V - SALE, TRANSFER, OR ENCUMBRANCE OF THE PROPERTY

Section 5.01 Due-on-Sale or Encumbrance. It shall be an Event of Default and, at the sole option of Lender, Lender may accelerate the Pool Obligations, and the entire Pool Obligations (including any Prepayment Premium) shall become immediately due and payable, if, without Lender’s prior written consent (which consent may be given or withheld for any or for no reason or given conditionally, in Lender’s sole discretion) any of the following shall occur:

(a) other than in connection with a transfer in accordance with the express conditions set forth in this Section 5.01 or in Sections 5.04, 5.05, 5.06 and 5.07 of this Agreement (each, a “Permitted Transfer”), any Borrower shall sell, convey, assign, transfer, dispose of or be divested of its title to its Individual Property, convey security title to its Individual Property, or mortgage, encumber or cause to be encumbered its Individual Property or any interest therein, in any manner or way, whether voluntary or involuntary (except for (i) the imposition of mechanic’s or materialmen’s liens, judgment liens, tax liens and other liens so long as such Borrower causes same to be satisfied or bonded off as required under the Documents, (ii) the sale or transfer of damaged or obsolete property replaced with property of equal or greater value, (iii) the imposition of easements and restrictions on the Property which in the aggregate do not have a material adverse effect on the value or use or marketability of the Property, or (iv) the Permitted Encumbrances; or

(b) other than in connection with a Permitted Transfer, in the event of any merger, consolidation, sale, transfer, assignment, liquidation, or dissolution involving any or all of the assets of any Borrower or any general partner or managing member of any Borrower; or

(c) other than in connection with a Permitted Transfer, in the event of the assignment, transfer, pledge, voluntary or involuntary sale, or encumbrance (or any of the foregoing at one time or over any period of time) of:

(i) (A) ten percent (10%) or more of (1) the ownership interests in any Borrower, regardless of the type or form of entity of such Borrower, (B) ten percent (10%) or more of the voting stock or ownership interest of any corporation or limited liability company which is, respectively, general partner or managing member of any Borrower or any corporation or limited liability company directly or indirectly owning fifteen percent (15%) or more of any such corporation or limited liability company, or (C) the ownership interests in any owner of fifteen percent (15%) or more of the beneficial interests of any Borrower if such Borrower is a trust; or

(ii) any general partnership, managing member or controlling interest in (A) any Borrower, (B) an entity which is in any Borrower’s chain of ownership and which is derivatively liable for the obligations of such Borrower, or (C) any entity that has the right to participate directly or indirectly in the control of the management or operations of any Borrower (other than solely as property manager of any Individual Property); or

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

(d) a pledge or encumbrance of any ownership interest in any Borrower or in any owner of Borrower to secure financing; or

(e) in the event of the conversion of any general partnership interest in any Borrower to a limited partnership interest if such Borrower is a partnership; or

(f) in the event of any change, removal, or resignation of any general partner of any Borrower if such Borrower is a partnership (other than a change to a general partner that is a CHT Entity [defined below] or to an entity that is wholly owned and controlled by SSLI [an “SSLI Entity”]); or

(g) in the event of any change, removal, addition or resignation of a managing member of any Borrower (or if no managing member, any member) if such Borrower is a limited liability company (other than a change to a managing member that is a CHT Entity or an SSLI Entity); provided, the foregoing shall not prohibit the change, removal, addition or resignation of individuals (who are not managing members) on any board of managers of any Borrower or the general partner of any Borrower, as applicable; or

(h) any Borrower shall obtain any unsecured debt except for (i) customary and reasonable short-term trade payables obtained and repaid in the ordinary course of such Borrower’s business, and (ii) as long as no Event of Default has occurred and SSLI and CHT REIT directly or indirectly own an interest in each Borrower, loans to any Borrower (collectively, the “Permitted Member Loans”, and each, a “Permitted Member Loan”) from CHTSun Partners IV, LLC (“CHTSun”), SSLI, Sunrise Senior Living Investments, Inc. (“SSLII”), Property Manager or CHT REIT or another entity that holds direct or indirect ownership interests in the applicable Borrower, provided that such Permitted Member Loans (A) shall be unsecured, (B) shall be expressly subordinate to the lien of the Documents (which subordination shall be pursuant to documentation acceptable to Lender, which shall contain an express assignment to Lender of all votes in a bankruptcy case involving any Borrower and/or any Individual Property and of any claims under the Permitted Member Loans in such bankruptcy case, in a manner legally sufficient to assure that Lender shall have the exclusive right to vote bankruptcy claim(s) involving the Loan and/or the Permitted Member Loans in any bankruptcy case involving any Borrower and/or any Individual Property), (C) shall contain such provisions with respect to such subordination as Lender shall require, including, but not limited to, provisions regarding the payment obligations under such Permitted Member Loans, the collection rights of the holders of such Permitted Member Loans, and certain provisions regarding the Permitted Member Loans in the event of a bankruptcy of such Borrower, (D) made to any Borrower do not exceed, in the aggregate at any given time, an amount equal to five percent (5%) of the Allocated Loan Amount for such Borrower’s Individual Property, and (E) do not exceed, in the aggregate at any given time, the amount of $5,000,000 with respect to all Borrowers (on a collective basis). Borrowers shall also pay any reasonable expenses (including attorneys’ fees) incurred by Lender in connection with such Permitted Member Loans.

Notwithstanding anything to the contrary contained in this Agreement, the provisions of this Section 5.01 set forth above shall not apply to transfers (i) under any will or applicable law of descent, (ii) of publicly traded shares of SSLI so long as such transfers of publicly traded shares do not result in a merger of SSLI with another entity (unless either (1) SSLI is the surviving entity, or (2) SSLI is not the surviving entity but the surviving entity is a corporation created for the sole purpose of effecting the merger and which, at the time of the merger, both (x) had no material operating history and (y) is wholly-owned by SSLI or the constituent shareholders of SSLI [any such entity complying with items (x) and (y) above, an “SSLI Survivor”] and SSLI or the SSLI Survivor, as the case may be, shall retain the same level of control over each Borrower and the day-to-day operations of each Individual Property that SSLI had (A) as of the date of this Agreement, or (B) in the event of a Permitted Transfer or Permitted

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

Transfers that occurred after the date of this Agreement, as a result of such Permitted Transfer), (iii) of publicly traded shares of CNL Healthcare Trust, Inc., a Maryland corporation (“CHT REIT”), (iv) between and among CHT REIT and its wholly-owned and controlled affiliates (each, a “CHT Entity”), (v) that result in the increase or decrease in the direct or indirect ownership interests in any Borrower held by CHT Entities as long as a CHT Entity retains control, and ownership (directly or indirectly) of at least fifty-one percent (51%) of, the applicable Borrower(s) following the transfer, provided, that a CHT Entity shall only be permitted to acquire all of the direct or indirect ownership interests in any Borrower in accordance with Section 5.05 of this Agreement and in the event that an SSLI Entity does not control the applicable Borrower, then following such transfer a CHT Entity shall control the applicable Borrower, or (vi) among the holders of direct or indirect ownership interests in any Borrower, and within sixty (60) days following any such transfer, such Borrower shall deliver to Lender (xx) a statement showing the current ownership of such Borrower, (yy) a certification from such Borrower that it remains in compliance with the ERISA provisions of the Documents, and (zz) a certification from such Borrower that it remains in compliance with the representations, warranties and covenants set forth in the Documents. Without limiting the provisions of the preceding sentence, Borrower and the transferee of the ownership interests in Borrower being transferred shall be deemed to have made in favor of Lender, as of the date of the applicable transfer, the certification described in clauses (xx), (yy) and (zz) above as a result of the transfer of the applicable ownership interests in such Borrower and the acceptance thereof.

In addition, the provisions of this Section 5.01(a) through 5.02(h) above shall not apply to any merger, consolidation, sale, transfer, or assignment involving all or substantially all of the assets of any Borrower to a CHT Entity or all of the ownership interests in any Borrower, provided that (i) such CHT Entity shall meet the special purpose entity requirements set forth in Sections 2.10, 3.21 and 3.22 of this Agreement, (ii) any transferee shall execute and deliver any and all documentation as may be reasonably required by Lender in form and substance reasonably satisfactory to Lender including assumption documents, (iii) counsel to transferee shall deliver to Lender opinion letters relating to such transfer (provided such opinion letters were required in connection with the closing of the Loan) in form and substance reasonably satisfactory to Lender, (iv) if any Individual Property is transferred, the applicable Borrower shall deliver (or cause to be delivered) to Lender, an endorsement to Lender’s title insurance policy relating to the change in the identity of the transferee and the execution and delivery of the transfer documentation in form and substance reasonably acceptable to Lender, (v) such Borrower shall pay all reasonable expenses incurred by Lender in connection with such transfer, including Lender’s reasonable attorneys’ fees and expenses, all recording fees, and all fees payable to the applicable title company for delivery to Lender of the endorsement referred to above and such Borrower shall pay Lender a servicing fee determined by Lender, and (vi) such other requirements of Lender shall be satisfied.

Section 5.02 Partial Release. Upon not less than sixty (60) days prior written notice from a Borrower, Lender shall release (a “Partial Release”) an Individual Property from the Lien of the Documents (a “Release Property”), upon the satisfaction (as determined by Lender in its sole discretion) of all of the following terms and conditions:

(a) At the time of the applicable Borrower’s request and the time of the proposed Partial Release, there shall be no then existing Event of Default under the Documents (unless such Partial Release itself would cause such Event of Default to be cured), and there shall exist no condition or state of facts which with the passage of time or the giving of notice or both, would constitute an Event of Default under the Documents;

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

(b) Any such request may be made no sooner than the later of (i) six (6) months after the date of (A) the Original Loan Agreement with respect to a Release Property owned by one of the Original Borrowers or the Santa Monica Owner, and (B) this Agreement with respect to a Release Property owned by one of the Additional Borrowers, or (ii) six (6) months after the completion of the most recent Partial Release or Substitution (as defined below), and such written request must be received no later than twelve (12) months prior to the Maturity Date;

(c) Each Release Property shall consist of an Individual Property, and each Partial Release shall involve no more than one (1) Individual Property;

(d) For each Release Property, the applicable Borrower shall have paid to Lender the “Release Price”, which shall be equal to (i) one hundred ten percent (110%) of the then unpaid principal balance of the Allocated Loan Amount applicable to the Release Property (such amount shall herein be called the “Principal Payment Amount”), plus (ii) the applicable Prepayment Premium (based on the Principal Payment Amount and calculated in accordance with the provisions set forth in Section 1.06 of this Agreement), plus (iii) all accrued interest with respect to the Individual Loan applicable to the Release Property and all accrued and unpaid charges with respect to such Individual Loan;

(e) The Principal Payment Amount shall be applied to pay in full the principal balance due with respect to the Individual Loan applicable to the Release Property, and Lender, in its sole discretion, shall apply the portion of the Principal Payment Amount which is in excess of the then outstanding principal balance of the Individual Loan applicable to the Release Property to one or more of the other Individual Loans applicable to the other Individual Properties;

(f) Lender shall have determined that, following the Partial Release, the Debt Service Coverage Ratio (defined below) calculated with respect to the remainder of the Property (excluding the Release Property) shall be at least equal to the greater of (i) 1.90 to 1.00 or (ii) the Debt Service Coverage Ratio for the Loan immediately prior to the proposed Partial Release (including the Release Property). In the event that the Debt Service Coverage Ratio calculated with respect to the remainder of the Property (excluding the Release Property) is less than the required level, then Borrowers shall have the right, subject to payment of the applicable Prepayment Premium, to pay Lender the amount necessary to increase the Debt Service Coverage Ratio calculated with respect to the remainder of the Property (excluding the Release Property) to the required level;

(g) Lender shall have determined that following the Partial Release, the Loan to Value Ratio calculated with respect to the remainder of the Property (excluding the Release Property) shall not exceed the lesser of (i) sixty percent (60%) or (ii) the Loan to Value Ratio of the Property (including the Release Property) immediately prior to the proposed Partial Release. In the event the Loan to Value Ratio with respect to the remainder of the Property (excluding the Release Property) exceeds the required level, then Borrowers shall have the right, subject to payment of the applicable Prepayment Premium, to pay Lender the amount necessary to reduce the Loan to Value Ratio calculated with respect to the remainder of the Property (excluding the Release Property) to the required level;

(h) At the time the applicable Borrower makes its written request to Lender for a Partial Release, such Borrower shall pay to Lender a non-refundable administrative fee of $25,000.00 (the “Release Administrative Fee”). The Release Administrative Fee shall be deemed earned by Lender upon its receipt by Lender and shall not be applied to the Principal Payment Amount, the Prepayment Premium, or any other amounts due under the Documents;

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

(i) Whether or not the Partial Release is actually consummated, the applicable Borrower shall pay to Lender all out-of-pocket costs and expenses actually incurred by Lender associated with the Partial Release, including, but not limited to, escrow, closing and recording charges and taxes, attorneys’ fees (including attorneys’ fees and expenses for Lender’s outside counsel), the cost of preparing and delivering releases, and re-conveyance documentation, modifications of the Documents, the cost of any title insurance endorsements that Lender may require, and any sums then due and payable under the Documents;

(j) Lender shall have determined that following the Partial Release, the value of the Individual Properties in any one (1) metropolitan area shall not exceed forty percent (40%) of the total value of the Individual Properties remaining in the Property;

(k) Lender shall have determined that following the Partial Release, the unpaid principal balance of the Loan shall be greater than sixty percent (60%) of the original principal amount of the Loan;

(l) The Mezzanine Loan (defined below) shall have been satisfied in full and all collateral therefor released; and

(m) Such other terms and conditions as Lender shall reasonably require in order to comply with regulatory or other legal requirements, or to effectuate the intent of the foregoing provisions, but which will not add additional economic burdens on Owner or Operator.

The term “Loan to Value Ratio” shall mean the ratio, as reasonably determined by Lender, of (i) the aggregate principal balance of all encumbrances against the Property to (ii) the fair market value of the Property. The term “Debt Service Coverage Ratio” shall mean the ratio, as reasonably determined by Lender, calculated by dividing (i) net operating income (“NOI”) by (ii) TADS (defined below). NOI is the gross annual income realized from operations of the Property for the applicable twelve (12) month period after subtracting all necessary and ordinary operating expenses (both fixed and variable) for that twelve (12) month period (assuming for expense purposes only that the Property has reached full economic occupancy and the expenses are stabilized, all as calculated by Lender in Lender’s discretion), including, without limitation, utilities, administrative expenses, cleaning, landscaping, security, repairs, and maintenance, ground rent payments, management fees (equal to five percent [5%]), reserves for replacements (equal to $500 per unit), real estate and other taxes, assessments and insurance, but excluding deduction for federal, state and other income taxes, debt service expense, depreciation or amortization of capital expenditures, and other similar non-cash items. NOI shall be determined on an accrual basis; provided, however, that ground rent payments shall be determined on a cash basis and based on actual cash payments of ground rent. Gross income shall be based on the cash actually received by Borrowers for the preceding twelve (12) months and projected income based on leases in place for the next succeeding twelve (12) months, and ordinary operating expenses shall not be prepaid. Documentation of NOI and expenses shall be certified by an officer of Borrowers with detail satisfactory to Lender and shall be subject to the approval of Lender. “TADS” shall mean the aggregate debt service payments for the applicable twelve (12) month period on the Loan and on all other indebtedness secured, or to be secured, by any part of the Property (excluding any balloon payments due at Maturity).

Notwithstanding anything to the contrary in this Section 5.02 and/or Section 5.03 below, Borrowers shall only have the right to a combined cumulative total (during the entire term of the Loan) of three (3) Partial Releases and Substitutions.

This Section 5.02 shall be personal to the original Borrowers under the Loan, and no transferee shall have any rights under this Section 5.02.

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

Section 5.03 Substitution of Collateral. Upon prior written notice to Lender, a Borrower shall be entitled to obtain a release of an Individual Property owned by such Borrower (each, an “Exiting Property”) from the Lien of the Documents upon substituting therefor (a “Substitution”) another property (the “Substitute Property”) satisfactory to Lender (in its sole discretion, exercised in good faith) and upon satisfaction (as determined by Lender in its sole discretion) of each of the following terms and conditions:

(a) At the time of such Borrower’s request for a Substitution and at the time of the proposed Substitution, there shall exist no Event of Default, and there shall exist no condition or state of facts, which with the passage of time or the giving of notice, or both, would constitute an Event of Default under the Documents;

(b) The Mezzanine Loan shall have been satisfied in full and all collateral therefor released;

(c) A Substitution shall involve only one (1) Individual Property;

(d) The Substitution shall be in conjunction with the sale of the Exiting Property to a third party unrelated to any of the Borrowers, and Lender shall not be obligated to consummate the Substitution in the event the proposed sale of the Exiting Property shall not actually be consummated;

(e) Upon the applicable Borrower’s written request for a Substitution, such Borrower shall deliver to Lender a copy of the then current draft of the sale agreement pertaining to the sale of the Exiting Property, and as soon as available after such Borrower’s written request for a Substitution, such Borrower shall deliver to Lender a copy of the fully executed sale agreement (along with a marked copy of such fully executed sale agreement indicating all changes made after the draft of the sale agreement previously delivered to Lender), but in no event shall the delivery of such fully executed sale agreement and such marked sale agreement be later than five (5) business days after such Borrower’s execution of such sale agreement, and in all events such delivery shall be made at least thirty (30) days prior to the end of Lender’s period (as specified below) for processing such Substitution;

(f) Any written request by a Borrower to Lender for a Substitution may be made no sooner than the later of (i) six (6) months after the date of (A) the Original Loan Agreement with respect to an Exiting Property owned by one of the Original Borrowers or Santa Monica Owner, and (B) this Agreement with respect to an Exiting Property owned by one of the Additional Borrowers, or (ii) the completion of the most recent Partial Release or Substitution, and any such written request must be received no later than twelve (12) months prior to the Maturity Date;

(g) The proposed Substitute Property shall constitute the fee simple estate to such property, and no joint venture or partnership interests or interests in ground leases shall be permitted;

(h) The structure of the owner of the Substitute Property (the “Substitute Property Owner”) shall be identical to that of the entity that owned the Exiting Property, or if the Substitute Property is newly acquired and the Substitute Property Owner is not the same as the Borrower that owned the Exiting Property, then (A) the Substitute Property Owner’s parent (the “Parent”) must own one hundred percent (100%) of the Borrower that owned the Exiting Property and the Substitute Property Owner, (B) the Substitute Property Owner, the Borrower that owned the Exiting Property and the Parent shall enter into an agreement, in form and substance satisfactory to Lender, that shall provide that, among other things, the Parent would not have provided the funds for the purchase of the Substitute Property had Substitute Property Owner not agreed to assume the obligations under the Documents, (C) Lender shall be satisfied, in its sole discretion, that the assumption of the obligations under the Documents by the Substitute

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

Property Owner shall not render the Substitute Property Owner insolvent or leave the Substitute Property Owner with unreasonably small capital, (D) Lender shall receive a legal opinion, in form and substance satisfactory to Lender and from a law firm acceptable to Lender, that the assumption of the Loan by the Substitute Property Owner could not be considered to be a fraudulent conveyance under applicable federal bankruptcy law and state law, and (E) the Substitute Property Owner shall expressly assume all obligations under the Documents and shall execute any documents reasonably required by Lender, and all of these documents shall be satisfactory in form and substance to Lender, and a guarantor, acceptable to Lender, shall execute a guaranty and indemnities (pursuant to documents satisfactory in form and substance to Lender) with respect to all of the obligations under Sections 3.11, 3.12, 8.01, 8.02, 8.04 and 8.05 of this Agreement, the ERISA Indemnity (if applicable), and the Environmental Indemnity;

(i) At the time of any Substitution, the Substitute Property shall not be less than ninety percent (90%) occupied by third-party tenants in occupancy and paying rent, and free rent or other rental concessions shall have been extinguished except as may otherwise be approved in writing by Lender;

(j) [INTENTIONALLY OMITTED];

(k) Lender shall have received a physical condition report (conforming with Lender’s then-current guidelines and report requirements) of the Substitute Property from an engineer or architect chosen by Lender, which report shall be satisfactory in all respects to Lender (exercised in good faith). In addition, Lender shall have received an Environmental Site Assessment (conforming with Lender’s then current guidelines and report requirements) of the Substitute Property from an environmental consulting firm chosen by Lender, which Environmental Site Assessment shall be satisfactory in all respects to Lender (exercised in good faith). The cost of preparation of all such reports and all necessary inspections shall be paid by Borrower;

(l) The Substitute Property (including, without limitation, the location, the demographics of the market area, appearance, configuration, quality and age of and access to the Substitute Property) shall be satisfactory to Lender (exercised in good faith);

(m) The fair market value and NOI (as defined above) of the Substitute Property shall equal or exceed the then fair market value and NOI of the Exiting Property, all as determined by Lender (exercised in good faith);

(n) All conditions that Borrowers were obligated to meet and satisfy under the terms of the Loan application in connection with the closing of the Loan, or, if required by Lender, Lender’s then current closing and underwriting requirements, shall be satisfied regarding the Substitute Property, including without limitation, that (i) all Documents shall be satisfactory to Lender, (ii) Lender receives a satisfactory legal opinion from the applicable Borrower’s counsel, (iii) title to the Substitute Property shall be satisfactory in all respects to Lender (including, without limitation, evidence that Lender shall have a first and exclusive Lien on the fee simple interest in the Substitute Property), (iv) Lender shall receive a satisfactory survey and title insurance policy, (v) Lender receives satisfactory evidence that the Substitute Property complies with all applicable Laws, and (vi) Borrowers’ current financial condition shall be satisfactory to Lender;

(o) At the same time that the applicable Borrower delivers its written notice to Lender requesting a Substitution, such Borrower shall pay to Lender a non-refundable administrative fee of $25,000.00 (the “Substitution Administrative Fee”), and the Substitution Administrative Fee shall be deemed earned by Lender upon Lender’s receipt of such fee. At the closing of the Substitution, Borrower shall pay to Lender a non-refundable fee of one percent (1.0%) of the Allocated Loan Amount for the

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

Exiting Property, but Lender shall credit against such fee the Substitution Administrative Fee previously paid by such Borrower to Lender. Neither the Substitution Administrative Fee nor the non-refundable fee paid at the closing of the Substitution shall be applied to the applicable Individual Loan or the outstanding principal balance due under the Loan;

(p) Whether or not the Substitution actually closes, Borrowers shall pay all out-of-pocket costs and expenses actually incurred by Lender associated with the Substitution, including but not limited to, title insurance and survey fees and expenses, recording charges and taxes, documentary stamp taxes, intangible taxes, attorneys’ fees (including attorneys’ fees and expenses for Lender’s outside counsel), fees of Lender’s architect and/or engineer, and fees related to the Environmental Report;

(q) The Substitute Property must be an independent assisted living or assisted living and dementia care property;

(r) Lender shall have determined that, after giving effect to the proposed Substitution (excluding the Exiting Property, but including the Substitute Property), the Loan to Value Ratio for the Property shall not exceed sixty percent (60%), and Lender shall have determined that, after giving effect to the proposed Substitution (excluding the Exiting Property, but including the Substitute Property), the Debt Service Coverage Ratio for the Property shall be at least 1.90 to 1.00. In the event that the Loan to Value Ratio of the Property (excluding the Exiting Property, but including the Substitute Property) exceeds the required level and/or the Debt Service Coverage Ratio of the Property (excluding the Exiting Property, but including the Substitute Property) is less than the required level, then Borrowers shall have the right, subject to the payment of the applicable Prepayment Premium, to pay Lender the amount necessary to reduce the Loan to Value Ratio and/or increase the Debt Service Coverage Ratio (as the case may be) of the Property (excluding the Exiting Property, but including the Substitute Property) to the required level(s);

(s) Lender shall have determined that, following the Substitution, the value of the Individual Properties in any one (1) metropolitan area shall not exceed forty percent (40%) of the total value of the Individual Properties remaining in the Property;

(t) Lender shall have determined that, following the Substitution, the Allocated Loan Amounts of all Individual Properties that comprised part of the Property as of the date of this Agreement and that would remain as part of the Property, shall be greater than sixty percent (60%) of the total original principal amount of the Loan;

(u) Lender’s decision to accept or reject any proposed Substitute Property shall be in Lender’s sole and absolute discretion, it being understood that, without limiting the foregoing, under no circumstances shall the Substitute Property qualify for a Substitution unless the value of the Substitute Property is, in Lender’s sole judgment, equal to or greater than one hundred percent (100%) of the value of the Exiting Property, as determined by Lender, and is at least equal to the Exiting Property in each of the following respects: (a) stability of cash flow, taking into consideration weighted average lease maturities; (b) tenant credit and quality and diversification; (c) building quality and diversification; and (d) location quality and diversification. Borrowers acknowledge that Lender may reject a property proposed as a Substitute Property for any reason or without giving a reason, and Borrowers assume such risk notwithstanding that they may spend substantial resources preparing the reports and other information required by Lender with respect to the Substitute Property;

(v) Lender determines in its sole discretion that the Substitution would not result in a violation of the ERISA provisions contained in Lender’s then current guidelines and report requirements, and Borrowers deliver such certifications and other documents as Lender may reasonably request in connection therewith;

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

(w) Lender is satisfied, and Borrowers shall deliver such assurances as may be reasonably requested by Lender (including a reaffirmation certification or other agreement) that any guaranty, indemnity or similar instrument delivered to Lender in connection with the Loan remains in full force and effect, notwithstanding and taking into consideration the Substitution; and

(x) The Substitute Property shall have the same unpaid principal balance allocated to such Substitute Property as the then existing unpaid principal balance allocated to the Exiting Property at the time of the closing of the Substitution.

Lender shall have at least sixty (60) days in which to process any request to effect a Substitution after receipt of (1) all materials and information necessary to evaluate such request and (2) the Substitution Administrative Fee.

Notwithstanding anything to the contrary in Section 5.02 above and/or this Section 5.03, Borrowers shall only have the right to a combined cumulative total (during the entire term of the Loan) of three (3) Partial Releases and Substitutions.

This Section 5.03 shall be personal to the original Borrowers under the Loan, and no transferee shall have any rights under this Section 5.03.

Section 5.04 One-Time Transfer. Notwithstanding Section 5.01, commencing twelve (12) months subsequent to the date of this Agreement and so long as there is no then existing Event of Default under the Documents (or event which with the passage of time or the giving of notice or both would be an Event of Default), Lender agrees, upon thirty (30) days’ prior written request, to consent to one transfer of the entire Property by the original Borrowers if:

(a) the proposed transferees of the Property are newly formed special purpose entities acceptable to Lender that are wholly owned and controlled by a person that (i) has total assets (in name or under management) in excess of $750,000,000 and (except with respect to a pension advisory firm or similar fiduciary) capital/statutory surplus or shareholder’s equity in excess of $350,000,000, (ii) in the judgment of Lender, has creditworthiness, reputation and experience in the ownership, operation, management, and leasing of similar properties, equal to or greater than that of Borrowers and Borrowers’ principals, and (iii) has been regularly engaged (directly or through affiliates) in the business of owning or operating comparable properties; it being understood, without limiting the foregoing, that the proposed transferees shall not be acceptable if (x) upon assumption of the Loan, the credit obligations of such transferees, its affiliates, or related entities shall exceed Lender’s individual or related borrower limits as established by Lender from time to time in its sole discretion, or (y) the proposed transferees are related to Lender or advised by Lender or any affiliate of Lender. In addition, the proposed transferees shall have, or will have upon the closing of the applicable transfer, all necessary licenses to own and operate each of the Individual Properties;

(b) at the time of transfer, the Loan to Value Ratio does not exceed sixty percent (60%);

(c) Borrower pays Lender a non-refundable servicing fee of $25,000 at the time of the request and an additional fee equal to one percent (1%) of the outstanding principal balance of the Loan at the time of the transfer less the amount of the non-refundable servicing fee paid to Lender;

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

(d) at Lender’s option, Lender’s title policy is endorsed to verify the first priority of the Documents at Borrowers’ expense;

(e) the Debt Service Coverage Ratio is at least 1.90 to 1.00 for the preceding twelve (12) month period;

(f) the Debt Yield (defined below) is at least eleven and twenty-five hundredths percent (11.25%) for the preceding twelve (12) month period;

(g) the transferees expressly assume all obligations under the Documents accruing from and after the date of the transfer and executes any documents reasonably required by Lender, and all of these documents are reasonably satisfactory in form and substance to Lender, and a guarantor, acceptable to Lender in Lender’s good faith discretion, executes and delivers a guaranty and indemnities (in form and substance reasonably satisfactory to Lender) with respect to all of the obligations contained in Sections 3.11, 3.12, 8.01, 8.02, 8.04 and 8.05 of this Agreement, the ERISA Indemnity (if applicable), and the Environmental Indemnity accruing from and after the date of transfer;

(h) Lender reasonably approves the form and content of all transfer documents and the transferees’ organizational documents, and Lender is furnished with a certified copy of the recorded transfer documents;

(i) the proposed transferees comply with and deliver the ERISA certification required under Section 3.11 of this Agreement and the Environmental Indemnity (and ERISA Indemnity, if applicable) of even date herewith;

(j) Borrowers shall provide a copy of (i) the purchase and sale agreement (and all amendments thereto) for the Property at the time of the transfer request or within five (5) days of execution thereof, (ii) all amendments to the purchase and sale agreement after delivery of said agreement to Lender, and (iii) a fully-executed closing statement upon closing of the transfer;

(k) The proposed transferees shall sign and deliver Lender’s then-current credit certification at the time of the request, which shall include a representation that the proposed transferees and all persons or entities holding any legal or beneficial interest whatsoever in the proposed transferees are not included in, owned by, controlled by, acting for or on behalf of, providing assistance, support, sponsorship, or services of any kind to, or otherwise associated with any of the persons or entities referred to or described in the OFAC Lists;

(l) Borrowers or the proposed transferees shall pay all reasonable out-of-pocket fees, costs, and expenses incurred by Lender in connection with the proposed transfer, including, without limitation, all reasonable legal fees and disbursements (for outside counsel), accounting, title insurance, documentary stamps taxes, intangible taxes, mortgage taxes, recording fees, and appraisal fees, whether or not the transfer is actually consummated;

(m) Lender shall be satisfied that, following any such transfer, the Property shall be managed by either Property Manager or a Qualified Manager (defined below). The term “Qualified Manager” shall mean a qualified and experienced property manager that has been approved by Lender and which, in the judgment of Lender, has financial capability and creditworthiness, reputation and experience in the operation, management and leasing of similar properties, equal to or greater than that of Property Manager (and which is not an Affiliate of any CHT Entity, and if reasonably requested by CHT REIT in order to satisfy applicable REIT qualification tests, is and at all times will be an “eligible independent contractor” as defined in Section 856(d) of the Revenue Code); and

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

(n) The Mezzanine Loan shall have been satisfied in full and all collateral therefor released.

The term “Debt Yield” shall mean the aggregate NOI of the Property (as determined by Lender) divided by the original principal amount of the Loan.

Section 5.05 Permitted Transfers Without Fee. Notwithstanding and in addition to the other Permitted Transfers under Section 5.01 of this Agreement, the original Borrowers may engage in the transactions described below after at least fifteen (15) days’ prior written notice to Lender, provided that all of the following conditions are met: (a) there is no then existing Event of Default under the Documents (or event which with the passage of time or the giving of notice or both would be an Event of Default), and (b) payment to Lender by Borrowers or the proposed transferee of (i) all out-of-pocket costs and expenses incurred by Lender for the processing of said transfer, including a processing fee, and (ii) all other out-of-pocket costs and expenses (including reasonable attorneys’ fees and expenses for Lender’s outside counsel) involved in such proposed transfer and any modification of the Documents deemed necessary by Lender. Provided that all of the foregoing conditions are fulfilled with respect to each such transfer, (x) SSLI or its Affiliate shall be permitted to acquire the indirect ownership interests in any Borrower held by any CHT Entity, (y) the CHT Entities shall be permitted to acquire the indirect ownership interests in any Borrower held by any SSLI Entity, and (z) a third party shall be permitted to acquire up to forty-nine percent (49%) of the indirect ownership interests in any Borrower, provided that Lender receives satisfactory evidence of all of the following prior to any such transfer of any ownership interest in any Borrower:

(a) all terms and conditions of the Documents shall remain true and correct in all material respects, including without limitation all provisions relating to OFAC and ERISA;

(b) the Debt Yield is at least (i) ten and fifty hundredths percent (10.50%) for the preceding twelve (12) month period if SSLI acquires all ownership interests for itself without the participation by any other party, or (ii) eleven percent (11%) for the preceding twelve (12) month period if SSLI acquires all ownership interests for itself with the participation of any other party (which party shall not hold more than forty-nine percent (49%) of the equity in the acquiring entity and SSLI shall maintain control of the acquiring entity);

(c) in the event that SSLI acquires ownership interests with the participation of another party as aforesaid, then at the time of the transfer, the Loan to Value Ratio of the Property does not exceed sixty-five percent (65%);

(d) the acquiring party or its parent (SSLI or CHT REIT, as the case may be) shall be required to meet the following financial covenants: (i) minimum liquidity of $20,000,000, and (ii) minimum market capitalization of $200,000,000;

(e) following any transfer described in this Section 5.05, Property Manager or a Qualified Manager shall manage the day-to-day operations of the Property;

(f) At all times (i) either a CHT Entity or an SSLI Entity holds at least fifty-one percent (51%) of the indirect ownership interests in each Borrower and (ii) either a CHT Entity or an SSLI Entity shall control each Borrower and the operations of each Individual Property; and

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

(g) In the event of any transfer of ownership interests involving an entity that is not a CHT Entity or an SSLI Entity, then within sixty (60) days following any such transfer, the applicable Borrower shall deliver to Lender (i) a statement showing the current ownership of such Borrower, (ii) a certification from such Borrower that it remains in compliance with the ERISA provisions of the Documents, and (iii) a certification from such Borrower that it remains in compliance with the representations, warranties and covenants set forth in the Documents. Without limiting the provisions of the preceding sentence, a Borrower and the transferee of the ownership interests in such Borrower being transferred shall be deemed to have made in favor of Lender, as of the date of the applicable transfer, the certification described in clauses (i), (ii) and (iii) above as a result of the transfer of the applicable ownership interests in such Borrower and the acceptance thereof.

Lender shall release SSLII and its Affiliates from any and all liabilities that SSLII and its Affiliates may have under any guaranty or other document entered into in connection with the Loan at such time that SSLII and its Affiliates no longer have any direct or indirect ownership interest in any Borrower as a result of a Permitted Transfer, to the extent accruing on or after the date of such transfer. In addition, Lender shall release CHT REIT and its Affiliates from any and all liabilities that CHT REIT and its Affiliates may have under any guaranty or other document entered into in connection with the Loan at such time that CHT REIT and its Affiliates no longer have any direct or indirect ownership interest in any Borrower as a result of a Permitted Transfer, to the extent accruing on or after the date of such transfer.

Section 5.06 Merger of SSLI or Divestiture by SSLI. Notwithstanding anything to the contrary in Section 5.01 of this Agreement, if no Event of Default (or event which with the passage of time or the giving of notice or both would be an Event of Default) has occurred and is continuing, Lender agrees that, upon thirty (30) days prior written request of Borrowers, Lender shall consent to (i) the merger of SSLI and another entity (an “SSLI Merger”) or (ii) the acquisition by a third party of all of the direct or indirect ownership interests in all of the Borrowers as part of a transaction in which such third party is acquiring directly or indirectly all or substantially all of the real estate assets owned directly or indirectly by SSLI as of the date of such acquisition and Property Manager remains a Qualified Manager and continues as a going concern (an “SSLI Real Estate Divestiture”), if:

(a) The proposed transferee (as used herein, such term includes the surviving party from an SSLI Merger other than SSLI [if SSLI is the surviving party no such consent shall be required] or the party acquiring all of the direct or indirect ownership interests in all of the Borrowers as part of the SSLI Real Estate Divestiture Transaction) is a United States entity and is a person which, in the judgment of Lender, has (i) the financial capability, creditworthiness and operational expertise necessary to own and operate a portfolio of properties of the size and complexity that the proposed transferee would own immediately following the consummation of the proposed merger; provided, however, in all events any such entity must (A) have total assets (in name or under management) of at least $750,000,000 and (B) except with respect to a pension advisory firm or similar fiduciary, either (y) have capital/statutory surplus or shareholder’s equity of at least $350,000,000 or (z) have common stock with a fair market value of at least $350,000,000 (which may include up to $50,000,000 of long term convertible and preferred stock), (ii) a reputation in real estate ownership that is comparable to the Borrowers and Borrowers’ principals, and (iii) has experience in the ownership, operation, management (either directly or through a Qualified Manager), and leasing (either directly or through a Qualified Manager) of similar properties, equal to or greater than Borrowers and Borrowers’ principals, it being understood, without limiting the foregoing, that the proposed transferee shall not be acceptable if (y) upon assumption of the Loan, such transferee’s, its affiliates’, or related entities’ credit obligations shall exceed Lender’s individual or related borrower limits as established by Lender from time to time in its sole discretion or (z) the proposed transferee is related to Lender or advised by Lender or any affiliate of Lender;

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

(b) Borrowers pay Lender a non-refundable servicing fee of $25,000.00 at the time of the request, and (i) with respect to an SSLI Merger, an additional fee equal to 0.25% of the outstanding principal balance of the Loan (less the $25,000.00 paid at the time of the request) at the time of the SSLI Merger, and (ii) with respect to an SSLI Real Estate Divestiture, an additional fee equal to 0.50% of the outstanding principal balance of the Loan (less the $25,000.00 paid at the time of the request) at the time of the SSLI Real Estate Divestiture;

(c) At Lender’s option (if required by Lender in its reasonable discretion), Lender’s title policy is endorsed to verify the first priority lien of the Instruments at Borrowers’ expense (to bring forward the effective date thereof and set forth the current schedule of subordinate matters with respect to title; provided, however, that if any element of such endorsement shall require payment of a full title insurance premium, Lender agrees to accept a title company certification or title report in lieu thereof);

(d) The transferee expressly assumes all obligations applicable to the SSLI Entities and, in the case of an SSLI Real Estate Divestiture, the CHT Entities under the Documents and executes any documents reasonably required by Lender, and all of these documents are satisfactory in form and substance to Lender, in Lender’s reasonable discretion, and a guarantor, reasonably acceptable to Lender, executes guaranties and indemnities (pursuant to documents satisfactory in form and substance to Lender) with respect to all of the obligations under Sections 3.11, 3.12, 8.01, 8.02, 8.04 and 8.05 of this Agreement, the ERISA Indemnity (if applicable), and the Environmental Indemnity;

(e) Borrowers shall deliver to Lender copies of all transfer documents and merger documents (to the extent Borrowers are permitted by law to reveal such documents);

(f) The transferee complies with the ERISA provisions of the Documents and delivers such ERISA certifications and representations as Lender shall require in order to demonstrate compliance with the ERISA provisions of the Documents;

(g) The transferee provides representations and warranties satisfactory to Lender regarding the Anti-Terrorism Regulations;

(h) In the event that SSLI was the holder of all of the direct or indirect ownership interests in any Borrower as of the proposed closing of the SSLI Merger or in the event of a SSLI Real Estate Divestiture, then Lender’s consent shall be conditioned upon confirmation that a Debt Yield of at least ten and fifty-hundredths percent (10.50%) was in existence for the immediately preceding twelve (12) month period. In the event the Debt Yield is below the required level, Borrowers shall have the right, subject to payment of the Prepayment Premium calculated in accordance with the provisions set forth in Section 1.06 of this Agreement, to pay Lender the amount necessary to increase the Debt Yield to the required level;

(i) Following any such SSLI Merger or SSLI Real Estate Divestiture, Property Manager or another Qualified Manager shall continue to manage day-to-day operations at the Property; and

(j) Borrowers or the transferee pays all reasonable fees, costs and expenses incurred by Lender in connection with the proposed transfer, including without limitation, all legal (for both outside counsel and Lender’s staff attorneys), accounting, title insurance, documentary stamps taxes, intangibles taxes, mortgage taxes, recording fees, and appraisal fees, whether or not the merger is actually consummated.

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

Section 5.07 Permitted Mezzanine Loan. Subject to the terms of that certain Intercreditor Agreement dated as of the date hereof (the “Mezzanine ICA”) between Lender and Mezzanine Lender (defined below), Lender has consented to one and only one secondary loan to CHT SL IV Holding, LLC, a wholly owned subsidiary of CHT REIT (“Mezzanine Borrower”) in the amount of $40,000,000.00 (the “Mezzanine Loan”) for a term ending not more than three (3) years after the date of this Agreement and without any re-borrowings being permitted under such Mezzanine Loan, secured by a pledge of Mezzanine Borrower’s ownership interests in CHTSun (the “Mezzanine Collateral”), and thus Mezzanine Borrower’s indirect interests in Borrowers, provided that (i) such Mezzanine Loan does not create any lien or encumbrance on the Property or any other assets of Borrowers, and (ii) immediately upon Mezzanine Lender’s or any purchaser at a UCC sale’s obtaining title to the Mezzanine Collateral following an event of default under the Mezzanine Loan, (A) SSLII (or any successor-in-interest to SSLII pursuant to a Permitted Transfer hereunder) shall become the managing member of CHTSun and CHT Sun will as of such date own one hundred percent (100%) of the indirect ownership interests in each Borrower, and (B) the Property shall be managed by either Property Manager or another Qualified Manager. The lender providing the Mezzanine Loan is RCG LV Debt IV Non-REIT Assets Holdings, LLC, a Delaware limited liability company (the “Mezzanine Lender”), a wholly owned and controlled subsidiary of RCG Longview Debt Fund IV, L.P. In connection with the Mezzanine Loan, Lender and Mezzanine Lender have entered into the Mezzanine ICA, and CHT REIT has executed and delivered to Lender that certain Mezzanine Loan Repayment Agreement and Security Agreement dated as of the date hereof.

ARTICLE VI - DEFAULTS AND REMEDIES

Section 6.01 Events of Default. The following shall be an “Event of Default”:

(a) if any Borrower fails to make any payment required under the Documents when due and such failure continues for five (5) days after written notice; provided, however, that if Lender gives two (2) notices of such a default within any twelve (12) month period, then Borrowers shall have no further right to any notice of such a default during that twelve (12) month period; provided, further, however, Borrowers shall have no right to any such notice upon the Maturity Date;

(b) except for defaults listed in the other subsections of this Section 6.01, if any Borrower fails to perform or comply with any other provision contained in the Documents (or if any Property Manager fails to perform or comply with any provision contained in the Documents with respect to which any Borrower has agreed to require such Property Manager to perform or comply) that is capable of cure by the payment of money and the default is not cured within fifteen (15) days after Lender’s providing written notice thereof; provided, however, that if Lender gives two (2) notices of such a default within any twelve (12) month period, then Borrowers shall have no further right to any notice of such a default during that twelve (12) month period;

(c) except for defaults listed in the other subsections of this Section 6.01, if any Borrower fails to perform or comply with any other provision contained in the Documents (or if any Property Manager fails to perform or comply with any provision contained in the Documents with respect to which any Borrower has agreed to require such Property Manager to perform or comply) and the default is not cured within thirty (30) days after Lender’s providing written notice thereof (the “Grace Period”); provided, however, that Lender may extend the Grace Period up to an additional ninety (90) days (for a total of one hundred twenty (120) days from the date of Lender’s initial written notice) if (i) such Borrower immediately commences and diligently pursues the cure of such default and delivers (within the Grace Period) to Lender a written request for more time and (ii) Lender determines in good faith that (A) such default cannot be cured within the Grace Period but can be cured within one hundred twenty

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

(120) days from the date of Lender’s initial written notice, (B) no Lien or security interest created by the Documents will be impaired prior to completion of such cure, and (C) Lender’s immediate exercise of any remedies provided under the Documents or by law is not necessary for the protection or preservation of the Property or Lender’s security interest;

(d) if any representation made (i) in connection with the Loan or any of the Pool Obligations, or (ii) in the Loan application or Documents shall be false or misleading as of the date made in any material respect, with such representation being deemed false or misleading in a material respect if such representation would adversely affect the Loan, the Documents, the value of the Property, the utility of the Property, the operations of the Property, the financial condition of any Borrower or any guarantor of the Loan or the ability of any Borrower to perform its obligations under the Documents;

(e) if any default under Article V occurs;

(f) if any Borrower shall (i) become insolvent, (ii) make a transfer in fraud of creditors, (iii) make an assignment for the benefit of its creditors, (iv) not be able to pay its debts as such debts become due, or (v) admit in writing its inability to pay its debts as they become due;

(g) if any bankruptcy, reorganization, arrangement, insolvency, or liquidation proceeding, or any other proceedings for the relief of debtors, is instituted by or against any Borrower, and, if instituted against any Borrower, is allowed, consented to, or not dismissed within the earlier to occur of (i) ninety (90) days after such institution or (ii) the filing of an order for relief;

(h) if any of the events in Section 6.01(f) or Section 6.01(g) shall occur with respect to any (i) managing member of any Borrower (if Borrower is a limited liability company), (ii) general partner of any Borrower (if Borrower is a partnership), or (iii) guarantor of payment and/or performance of any of the Pool Obligations;

(i) if any Individual Property shall be taken, attached, or sequestered on execution or other process of law in any action against any Borrower (other than in connection with a Taking);

(j) if any default occurs under any of the Recourse Documents and such default is not cured within any applicable grace or cure period in the applicable Recourse Document;

(k) if any Borrower shall fail at any time to obtain, maintain, renew, or keep in force the insurance policies required by Section 3.06 within ten (10) days after written notice (or cause Property Manager to do so);

(l) if any Borrower shall be in material default (beyond the expiration of any applicable notice and cure period) under any other mortgage, deed of trust, deed to secure debt or security agreement covering any part of the Property, whether it be superior or junior in Lien to any of the Instruments;

(m) if any claim of priority (except based upon an applicable Permitted Encumbrance) to the Documents by title, Lien, or otherwise shall be upheld by any court of competent jurisdiction or shall be consented to by any Borrower;

(n) (i) the consummation by any Borrower of any transaction which would cause (A) any of the Individual Loans or any exercise of Lender’s rights under any of the Documents to constitute a non-exempt prohibited transaction under ERISA or (B) a violation of a state statute regulating governmental plans; (ii) the failure of any representation in Section 3.11 to be true and correct in all respects; or (iii) the

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

failure of any Borrower to provide Lender with the written certifications required by Section 3.11, unless such default is cured within the lesser of (x) fifteen (15) days after written notice of such default to Borrower or (y) the shortest cure period, if any, provided for under any Laws applicable to such matters (including, without limitation, ERISA);

(o) (i) the consummation by any Borrower of any transaction which would cause an OFAC Violation; (ii) the failure of any representation in Section 2.09 to be true and correct in all respects; or (iii) the failure of any Borrower to comply with the provisions of Section 3.20, unless such default is cured within the lesser of (A) fifteen (15) days after written notice of such default to any Borrower or (B) the shortest cure period, if any, provided for under any Laws applicable to such matters (including, without limitation, the Anti-Terrorism Regulations);

(p) if any Borrower shall not allow access to any Individual Property in accordance with the provisions of Section 3.12(c) and/or Section 3.14, as applicable, within ten (10) days after written notice;

(q) [INTENTIONALLY OMITTED];

(r) any failure by any Borrower or any Property Manager to comply (or cause compliance) with the provisions of Sections 6.04 or 11.02 of this Agreement, including but not limited to the loss of any license (any provisional Healthcare Permit shall be deemed an acceptable Healthcare Permit for purposes of this provision as long as the operations of the applicable Individual Property are not impacted in any material manner) or other legal authority for the operation of an Individual Property as a Senior Living Facility, unless cured within one hundred twenty (120) days of such failure or loss, if susceptible to cure;

(s) any failure by any Borrower or any Property Manager to correct (or cause to be corrected), within the earlier of (i) the time deadlines set by any federal, state or local licensing agency (as the same may be extended by such agency) or (ii) one hundred twenty (120) days if no deadline is set by such agency, any deficiency that justifies any action by such agency with respect to an Individual Property that is likely to have a material adverse effect on the income and operation of such Individual Property or on Borrower’s interest in such Individual Property, including, without limitation, a termination, revocation or suspension of any applicable license (any provisional Healthcare Permit shall be deemed an acceptable Healthcare Permit for purposes of this provision as long as the operations of the applicable Individual Property are not impacted in any material manner), registration, permit, certificate, authorization or approval necessary for the operation of the Individual Property as a Senior Living Facility (whether held by Borrower or Property Manager) unless such deficiency is a direct and proximate result of Lender’s willful misconduct or gross negligence;

(t) if, without the prior written consent of Lender, any Borrower or any Property Manager ceases to operate any Individual Property as a Senior Living Facility (other than a temporary cessation of operations during any restoration period following a Taking, a casualty event or any other force majeure event so long as Borrower is making diligent efforts to resume operations in an expeditious manner);

(u) the occurrence of any material default by any Operator under any Management Agreement which is not waived or cured within applicable notice and cure periods thereunder;

(v) if, without the prior written consent of Lender (which shall not be unreasonably withheld by Lender) in contravention of Section 11.02(d) of this Agreement, there occurs any material amendment, modification or termination of any Management Agreement; or

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

(w) if CHTSun fails to comply with any of the provisions of Article XII of this Agreement and such failure to comply is not cured within thirty (30) days after Lender’s providing written notice thereof.

Section 6.02 Remedies. If an Event of Default occurs, then Lender or any person designated by Lender may (but shall not be obligated to) take any action (separately, concurrently, cumulatively, and at any time and in any order) permitted under any Laws, without notice, demand, presentment, or protest (all of which are hereby waived), to protect and enforce Lender’s rights under the Documents or Laws including the actions set forth in Section 3.02 of each of the Instruments and the Cross Collateral Mortgages.

Section 6.03 Expenses. All Costs, expenses, allocated or accrued fees, or other amounts paid or incurred by Lender in the exercise of its rights under the Documents, together with interest thereon at the applicable interest rate specified in Article I, which shall be the Default Rate unless prohibited by Laws, shall be (a) part of the Pool Obligations, (b) secured by the Documents, and (c) allowed and included as part of the Pool Obligations in any foreclosure, decree for sale, power of sale, or other judgment or decree enforcing Lender’s rights under the Documents.

Section 6.04 Agreement to Cooperate in Orderly Transition. Upon the acceleration of the Loan following the occurrence of an Event of Default under the Documents, each Borrower shall (i) upon request from Lender and to the extent permitted by applicable Laws, (A) consent to the immediate appointment of a receiver for the benefit of its Individual Property (which shall expressly include an appointment of a receiver under the applicable Operating Lease such that the receiver shall absolutely control the Operator’s interest under each Operating Lease), and/or (B) cause Lender to be appointed as attorney-in-fact for each Borrower in dealing with the applicable governmental or quasi-governmental authorities with respect to the Healthcare Permits and any alleged violations of the provisions of Article XI of this Agreement, and (ii) fully cooperate (and shall cause any licensed operator and/or manager of its Individual Property to cooperate) with Lender and any receiver as may be appointed by a court, in (A) performing all necessary services required under any operating agreement or applicable licensing or regulatory requirements applicable to its Individual Property and the Operating Lease or to its operation as a Senior Living Facility, subject to payment by Lender to Property Manager of the then current fee (not to exceed five percent (5%) of Management Gross Revenues) under each of the Management Agreements, and (B) arranging for an orderly transition to a replacement licensed operator, manager or provider of such necessary services for the operation of its Individual Property as a Senior Living Facility, including, without limitation, cooperating in the transfer of any existing licenses, permits, certificates, or contracts and application for any new licenses, permits, certificates, or contracts in accordance with all applicable Laws. Notwithstanding anything to the contrary in this Section 6.04 or any of the Documents, no Operating Lease may be terminated by Lender or any successor-in-interest to Lender until such time as Lender or such successor-in-interest to Lender takes possession of the Individual Property which is the subject of the applicable Operating Lease through foreclosure or deed in lieu of foreclosure; provided, however, that the applicable Operating Lease shall automatically terminate, without any cost or liability, upon the sale of the applicable Individual Property by a receiver.

ARTICLE VII - SECURITY AGREEMENT

Section 7.01 Security Agreement. This Agreement constitutes a “security agreement” within the meaning of the U.C.C. The Property includes real and personal property and all tangible and intangible rights and interest of Borrowers in the Property. Each Borrower grants to Lender, as security for its Obligations, a security interest in all of its Personal Property to the fullest extent that the Personal Property may be subject to the U.C.C. Each Borrower authorizes Lender to file any financing or continuation statements and amendments thereto relating to its Personal Property without the signature of such Borrower if permitted by Laws.

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

ARTICLE VIII - LIMITATION ON PERSONAL LIABILITY AND INDEMNITIES

Section 8.01 Limited Recourse Liability. Except to the extent set forth in this Agreement and in the Recourse Liabilities Guaranties executed on the same date of this Agreement by the Recourse Parties (as defined below) other than Borrowers, none of (i) Borrowers or any partners or members of Borrowers, (ii) CHT SL IV Holding, LLC, (iii) SSLII, (iv) SSLI, or (v) CHT REIT (individually and collectively, the “Exculpated Parties”) shall have any personal liability for the Loan or the Pool Obligations. Notwithstanding the preceding sentence, Lender may bring a foreclosure action or other appropriate action to enforce the Documents or realize upon and protect the Property (including, without limitation, naming the Exculpated Parties in the actions) and IN ADDITION BORROWERS, CHT REIT AND SSLII (SINGULARLY OR COLLECTIVELY, THE “RECOURSE PARTIES”) SHALL HAVE JOINT AND SEVERAL PERSONAL LIABILITY FOR:

(a) any amounts accrued and/or payable under the indemnities and guaranties contained in the Documents expressly relating to the provisions of Sections 8.04, 8.05, 8.06 and 8.07 of this Agreement, the Environmental Indemnities, the ERISA Indemnities and Executive Order 13224 (the “OFAC Indemnity”) in connection with any claim relating thereto; provided, however, that the Recourse Parties shall not have any liability under the OFAC Indemnity for any loss relating to Individual Beneficiaries or Individual Shareholders;

(b) the amount of any assessments and taxes (accrued and/or payable prior to the Transfer of Possession Date [as defined below]) with respect to any Individual Property, except to the extent of amounts (if any) deposited with Lender for payment thereof pursuant to the Documents. As used in this paragraph, the term “Transfer of Possession Date” shall mean, from and after the date on which the applicable Individual Property has been assessed for real estate tax purposes as one or more wholly independent tax lot(s), separate from any adjoining land or improvements and with no other land or improvements assessed and taxed together with such Individual Property and after the first to occur of: (i) the date on which Lender acquires actual possession or control of the applicable Individual Property, (ii) the date on which a receiver is appointed for the benefit of the applicable Individual Property, or (iii) the date on which the applicable Borrower gives Lender a notice unconditionally offering to convey the applicable Individual Property to Lender, together with (A) a special warranty deed, in customary form for the jurisdiction in which such Individual Property is located, duly signed and acknowledged by the applicable Borrower, which conveys the applicable Individual Property to Lender, (B) an amount in cash equal to any transfer or similar taxes payable in connection with such transfer, (C) any other customary documents, instruments or forms required for the transfer of title in the jurisdiction in which the applicable Individual Property is located, duly signed and acknowledged by the applicable Borrower, and (D) such owner’s affidavits and other certifications, duly signed and acknowledged by the applicable Borrower, as may be reasonably necessary for Lender to obtain an ALTA owner’s policy of title insurance for the applicable Individual Property;

(c) the amount of any security deposits, rents prepaid more than one (1) month in advance, or prepaid expenses of Tenants (whether paid directly or by means of any third-party payments) to the extent (i) not turned over to Lender upon foreclosure, sale (pursuant to power of sale), or conveyance in lieu thereof, or (ii) not turned over to a receiver or trustee for the applicable Individual Property after appointment;

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

(d) the amount of any insurance proceeds or condemnation awards paid to any Borrower or any of its Affiliates or available to be paid by applicable insurance company to such Borrower or any of its Affiliates (in which insurance company is ready, willing and able to fund such proceeds or awards to such Borrower, subject to typical or reasonable requirements) with respect to any Individual Property and not turned over to Lender in compliance with the Documents or otherwise not used in compliance with Sections 3.07 and 3.08 of this Agreement;

(e) damages suffered or incurred by Lender as a result of any Borrower’s (i) entering into a new Lease in breach of the leasing restrictions set forth in Section 3.23 of this Agreement, (ii) entering into an amendment or termination of an existing Lease in breach of the leasing restrictions set forth in Section 3.23 of this Agreement, or (iii) accepting a termination, cancellation or surrender of an existing Lease in breach of the leasing restrictions set forth in Section 3.23 of this Agreement;

(f) damages suffered or incurred by Lender by reason of any intentional physical waste of any Individual Property resulting from any act or omission by any of the Recourse Parties (but, with respect to a Tenant, only to the extent the Recourse Parties were not enforcing their rights under the applicable Tenant’s lease);

(g) the amount of any rents or other income from any Individual Property received by any of the Exculpated Parties after an Event of Default under the Documents and not otherwise applied to the indebtedness under the Documents or to the current (not deferred or capital) operating expenses of the applicable Individual Property; PROVIDED, HOWEVER, THAT THE RECOURSE PARTIES SHALL HAVE PERSONAL LIABILITY for amounts paid as expenses to a person or entity related to or affiliated with any of the Exculpated Parties after an Event of Default except for (A) reasonable salaries for on-site employees, (B) a reasonable allocation of the salaries of off-site employees for accounting and management, and (C) management fees (not to exceed five percent (5%) of Management Gross Revenues) for services rendered pursuant to a property management agreement approved by Lender,, plus out-of-pocket expenses of Borrowers’ management company relating to the applicable Individual Property, but in no event shall such expenses include any profit or be greater than prevailing market rates for any such services;

(h) [INTENTIONALLY OMITTED];

(i) [INTENTIONALLY OMITTED];

(j) the amount of (i) any security deposit under any Lease cashed or applied by, or on behalf of, any of the Exculpated Parties (a “Security Deposit”), (ii) any termination fee, cancellation fee or any other fee under a Lease (a “Termination Fee”) received by, or on behalf of, any of the Exculpated Parties, in each case (x) in connection with any lease termination, cancellation, surrender or expiration of a Lease within one hundred twenty (120) days prior to or after an Event of Default under the Documents, (y) which is greater than one (1) month’s base rent payable under the Lease to which the Security Deposit and/or the Termination Fee applies, and (z) which is not paid to Lender (or an escrow agent selected by Lender) to be disbursed for the payment of Lender approved (1) tenant improvements and/or (2) market leasing commissions;

(k) following an Event of Default under the Documents which is not cured within any applicable grace period, all reasonable out-of-pocket attorneys’ fees and other reasonable expenses incurred by Lender in enforcing the Documents if any of the Recourse Parties contests, delays, or otherwise hinders or opposes (including, without limitation, the filing of a bankruptcy by any of the Recourse Parties) any of Lender’s enforcement actions; provided, however, that if in such action the Recourse Parties prevail, the Recourse Parties shall not be required to reimburse Lender for such attorneys’ fees, allocated costs and other expenses;

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

(l) damages suffered or incurred by Lender as a result of any Borrower’s failure to pay all insurance premiums and maintain all insurance required under the Documents, except to the extent of amounts (if any) deposited with Lender for payment thereof pursuant to the Documents;

(m) damages suffered or incurred by Lender as a result of any Borrower’s breach or violation of Sections 2.10, 3.21 and/or 3.22 of this Agreement or CHTSun’s breach or violation of Sections 12.01, 12.02 and/or 12.03 of this Agreement (it being understood that, in the absence of a violation of any other provisions of Sections 2.10, 3.21 or 3.22 of this Agreement, the Recourse Parties shall not have any recourse liability for any requirement in said sections which requires any Borrower to remain solvent after the date of this Agreement);

(n) damages suffered or incurred by Lender as a result of any material misrepresentation by any of the Recourse Parties in connection with the Property, the Documents, the Loan application or any other aspect of the Loan );

(o) damages suffered or incurred by Lender by reason of any loss, suspension or revocation of any Healthcare Permits due to any act or omission of any Borrower or any Recourse Party prior to the date that Lender has taken title to the Property or a receiver has been appointed, except to the extent that such loss, suspension or revocation of any such Healthcare Permits are a direct and proximate result of Lender’s willful misconduct or gross negligence in connection with such Healthcare Permits; provided, however, in the event that damages suffered or incurred by Lender by reason of such a loss, suspension or revocation occurs only with respect to a single Individual Property (a “Single Impacted Individual Property”), then there shall be no liability under this Section 8.01(o) (a “Single Impacted Individual Property Exception”); provided, further, however, in the event that the applicable Borrower has resolved the loss, suspension or revocation of any Healthcare Permits with respect to a Single Impacted Individual Property such that Lender does not suffer any damages whatsoever as a result of such loss, suspension or revocation of any Healthcare Permits, then the Recourse Parties shall have the right to another Single Impacted Individual Property Exception;

(p) damages suffered or incurred by Lender by reason of any failure to comply with the provisions of Section 6.04 of this Agreement; and

(q) damages suffered or incurred by Lender as a result of any Recourse Party (A) executing an amendment or termination of any Operating Lease (except as otherwise expressly permitted under the Documents), or (B) permitting any Borrower, pursuant to the terms of any Operating Lease, to execute an amendment or termination of such Operating Lease (except as otherwise expressly permitted under the Documents), in either such case without Lender’s prior written consent.

Section 8.02 Full Recourse Liability. Notwithstanding the provisions of Section 8.01 of this Agreement, the RECOURSE PARTIES SHALL HAVE JOINT AND SEVERAL PERSONAL LIABILITY for the Pool Obligations if:

(a) there shall be any breach or violation of Section 5.01 of this Agreement; or

(b) there shall be any fraud by any of the Recourse Parties in connection with the Property, the Documents, the Loan application, or any other aspect of the Loan; or

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

(c) there shall be intentional material misrepresentation by any of the Exculpated Parties in inducing Lender to make the Loan to Borrowers on the terms and conditions contemplated by the Loan application or in the event that such intentional material misrepresentation has the effect of concealing an event or condition which would be an Event of Default under the Documents or, which with notice and/or the passage of time, or both, would constitute an Event of Default under the Documents;

(d) the Property or any part thereof shall become an asset in (i) a voluntary bankruptcy or insolvency proceeding or (ii) an involuntary bankruptcy or insolvency proceeding which is not dismissed within ninety (90) days after filing; provided, however, that this Section 8.02(d) shall not apply if (A) an involuntary bankruptcy is filed by Lender or (B) the involuntary filing was initiated by a third-party creditor independent of any collusive action, participation or collusive communication by (1) any Borrower, (2) any partner, shareholder or member of (I) any Borrower, or (II) any general partner or managing member of any Borrower, or (3) any of the Exculpated Parties; or

(e) any Instrument, any Cross Collateral Mortgage or any of the other Documents are deemed fraudulent conveyances or preferences or are otherwise deemed void pursuant to any principles limiting the rights of creditors, whether such claims, demands or assertions are made under the Bankruptcy Code (as defined in the Instrument) (as amended or replaced from time to time), including, without limitation, under Sections 544, 547 or 548 thereof, or under any applicable state fraudulent conveyance statutes or similar laws; or

(f) if any Individual Property is located in California and such Individual Property is determined to be “environmentally impaired” pursuant to the provisions of Section 726.5 of the California Code of Civil Procedure (in which event the provisions of this Section 8.02(f) shall apply only with respect to the Individual Loan applicable to the Individual Property that is located in California); or

(g) any Operating Lease or any part thereof shall become an asset in (i) a voluntary bankruptcy or insolvency proceeding or (ii) an involuntary bankruptcy or insolvency proceeding which is not dismissed within ninety (90) days after filing; provided, however, that this Section 8.02(g) shall not apply if (A) an involuntary bankruptcy is filed by Lender or (B) an involuntary filing was initiated by a third-party creditor independent of any collusive action, participation or collusive communication by (1) any Borrower, (2) any partner, shareholder or member of any Borrower or any Borrower’s general partner or managing member, or (3) any of the Recourse Parties.

Notwithstanding the foregoing, Lender acknowledges and agrees that the obligations and liability of CHT REIT and SSLII hereunder shall be limited to the property and assets of CHT REIT and SSLII only, and no other recourse shall be had to any of the property or assets of any other partners, members, trustees, beneficiaries, officers, directors, shareholders, employees or agents of CHT REIT and SSLII, or any of their respective partners, members, trustees, beneficiaries, officers, directors, shareholders, employees or agents. Notwithstanding anything contained herein to the contrary, Lender shall release SSLII from SSLII’s recourse obligations relating to any Individual Loan at such time as SSLII (or any of its Affiliates) no longer has any direct or indirect interests in any Borrower as a result of a Permitted Transfer, to the extent accruing on or after the date that SSLII (or any of its Affiliates) no longer has any direct or indirect interests in such Borrower. In addition, notwithstanding anything contained herein to the contrary, Lender shall release CHT REIT from CHT REIT’s recourse obligations relating to any Individual Loan at such time as CHT REIT (or any of its Affiliates) no longer has any direct or indirect interests in any Borrower as a result of a Permitted Transfer, to the extent accruing on or after the date that CHT REIT (or any of its Affiliates) no longer has any direct or indirect interests in such Borrower.

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

Section 8.03 General Indemnity. Each Borrower agrees that while Lender has no liability to any person in tort or otherwise as lender and that Lender is not an owner or operator of any Individual Property, each Borrower shall, at its sole expense, protect, defend, release, indemnify and hold harmless (“indemnify”) the Indemnified Parties from any Losses (defined below) imposed on, incurred by, or asserted against the Indemnified Parties, directly or indirectly, arising out of or in connection with the Property, Loan, or Documents; provided, however, that (i) the foregoing indemnities shall not apply to any Losses caused by the gross negligence or willful misconduct of the Indemnified Parties and (ii) the foregoing indemnities shall not apply to any Losses that a Borrower can conclusively prove (A) were caused solely by actions, circumstances, conditions or events that occurred after the date Lender (or any purchaser at a foreclosure sale) actually acquired title to the Individual Property and (B) were not caused, contributed to, enhanced or exacerbated by the direct or indirect actions or inactions of such Borrower or any partners, officers, members, shareholders, employees or agents of such Borrower. The term “Losses” shall mean any claims, suits, liabilities (including strict liabilities), actions, proceedings, obligations, debts, damages, losses (including, without limitation, unrealized loss of value of the Individual Property), Costs, expenses, fines, penalties, charges, fees, judgments, awards, and amounts paid in settlement of whatever kind including reasonable attorneys’ fees and all other costs of defense. The term “Indemnified Parties” shall mean (a) Lender, (b) any prior owner or holder of any Note, (c) any existing or prior servicer of the Loan, (d) the officers, directors, shareholders, partners, members, employees and trustees of any of the foregoing, and (e) the heirs, legal representatives, successors and assigns of each of the foregoing.

Section 8.04 Transaction Taxes Indemnity. Each Borrower shall, at its sole expense, indemnify the Indemnified Parties from all Losses imposed upon, incurred by, or asserted against the Indemnified Parties or the Documents relating to Transaction Taxes.

Section 8.05 ERISA Indemnity. With respect to any Individual Property not located in the States of California, Nevada or Washington, each Borrower shall, at its sole expense, indemnify the Indemnified Parties against all Losses imposed upon, incurred by, or asserted against the Indemnified Parties (a) as a result of a Violation, (b) in the investigation, defense, and settlement of a Violation, (c) as a result of a breach of the representations in Section 3.11 or default thereunder, (d) in correcting any prohibited transaction or the sale of a prohibited loan, and (e) in obtaining any individual prohibited transaction exemption under ERISA that Lender determines may be required. With respect to any Individual Property located in the States of California, Nevada or Washington, each Borrower owning an Individual Property in such states and other persons, if any, have executed and delivered an ERISA Indemnity with respect to such Individual Property.

Section 8.06 Environmental Indemnity. Borrowers and other persons, if any, have executed and delivered an Environmental Indemnity with respect to each Individual Property.

Section 8.07 Duty to Defend, Costs and Expenses. Upon request, whether any Borrower’s obligation to indemnify Lender arises under Article VIII or in the Documents, each Borrower shall defend the Indemnified Parties (in the applicable Borrower’s or the Indemnified Parties’ names) by attorneys and other professionals reasonably approved by the Indemnified Parties; provided that, with respect to any insured matter, the Indemnified Parties shall be deemed to have approved attorneys and other professionals selected by the applicable insurance companies with respect to such matter absent an ethical conflict of interest or divergence of interests. Notwithstanding the foregoing, if any Indemnified Party notifies the applicable Borrower in writing that under applicable ethics rules an actual conflict of interest exists which precludes the attorney chosen by such Borrower from undertaking the defense of such Indemnified Party (it being understood that the joint representation of such Borrower and such Indemnified Party shall not necessarily constitute such a conflict of interest), such Indemnified Party may,

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

in its sole and absolute discretion, engage its own attorneys and other professionals to defend or assist it with respect to such matters, and, at the option of the Indemnified Party, its attorneys shall control the resolution of any such claims or proceedings. Upon demand, each Borrower shall pay or, in the sole discretion of the Indemnified Parties, reimburse and/or indemnify the Indemnified Parties for all Costs imposed on, incurred by, or asserted against the Indemnified Parties by reason of any items set forth in this Article VIII and/or the enforcement or preservation of the Indemnified Parties’ rights under the Documents; provided, however, that the applicable Borrower shall not, with respect to any action brought against any Indemnified Party, be liable for the fees and expenses of more than one firm (in addition to any local counsel) for such Indemnified Party unless (i) the ethical constraints described in the preceding sentence require that any Indemnified Party engage separate counsel or (ii) the relevant Indemnified Party has reasonably concluded (in good faith and based upon advice of counsel) that there may be legal defenses available to it that are different from or in addition to those available to the other relevant Indemnified Parties. Any amount payable to the Indemnified Parties under this Section 8.07 shall (a) be deemed a demand obligation, (b) be part of the Pool Obligations, (c) bear interest from the date of demand at the Default Rate (unless prohibited by Law) until paid, if not paid on demand, and (d) be secured by the Documents.

Section 8.08 Recourse Obligation and Survival. Notwithstanding anything to the contrary in the Documents and in addition to the recourse obligations in Sections 8.01 and 8.02 above, the obligations of each Borrower under Sections 8.04, 8.05, 8.06 and 8.07 shall be a full recourse obligation of Borrowers, shall not be subject to any limitation on personal liability in the Documents, and shall survive (a) repayment of the Pool Obligations, (b) any termination, satisfaction, transfer of title by power of sale, assignment or foreclosure of any Instrument or any Cross Collateral Mortgage, (c) the acceptance by Lender (or any nominee) of a deed in lieu of foreclosure, (d) a plan of reorganization filed under the Bankruptcy Code, or (e) the exercise by Lender of any rights in the Documents. Borrowers’ obligations under this Article VIII shall not be affected by the absence or unavailability of insurance covering the same or by the failure or refusal by any insurance carrier to perform any obligation under any applicable insurance policy.

ARTICLE IX - ADDITIONAL PROVISIONS

Section 9.01 Usury Savings Clause. All agreements in the Documents are expressly limited so that in no event whatsoever shall the amount paid or agreed to be paid under the Documents for the use, forbearance, or detention of money exceed the highest lawful rate permitted by Laws. If, at the time of performance, fulfillment of any provision of the Documents shall involve transcending the limit of validity prescribed by Laws, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity. If Lender shall ever receive as interest an amount which would exceed the highest lawful rate, then the receipt of such excess shall be deemed a mistake and (a) shall be canceled automatically or (b) if paid, such excess shall be (i) credited against the principal amount of the Obligations (without any Prepayment Premium or other premium) to the extent permitted by Laws or (ii) rebated to Borrower if it cannot be so credited under Laws. Furthermore, all sums paid or agreed to be paid under the Documents for the use, forbearance, or detention of money shall to the extent permitted by Laws be amortized, prorated, allocated, and spread throughout the full stated term of the Notes until payment in full so that the rate or amount of interest on account of the Obligations does not exceed the maximum lawful rate of interest from time to time in effect and applicable to the Obligations for so long as the Obligations are outstanding.

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

Section 9.02 Notices. Any notice, request, demand, consent, approval, direction, agreement, or other communication (any “notice”) required or permitted under the Documents shall be in writing and shall be validly given if sent by a nationally-recognized courier that obtains receipts, delivered personally by a courier that obtains receipts, or mailed by United States certified mail (with return receipt requested and postage prepaid) addressed to the applicable person as follows:

If to any Borrower or CHTSun:	With a copy of notices sent to any Borrower or CHTSun to:

c/o CNL Healthcare Trust, Inc.
450 South Orange Avenue	Lowndes, Drosdick, Doster, Kantor & Reed, P.A.
Orlando, Florida 32801	215 North Eola Drive
Attention: Joseph T. Johnson, SVP and CFO;	Orlando, Florida 32801
and Holly J. Greer, SVP and General Counsel	Attention: Peter Luis Lopez, Esq.

and	and

c/o Sunrise Senior Living, Inc.	Willkie Farr & Gallagher LLP
7900 Westpark Drive, Suite T-900	787 Seventh Avenue
McLean, Virginia 22102	New York, New York 10019
Attention: Edward Burnett	Attention: Eugene A. Pinover, Esq.

and

c/o Sunrise Senior Living, Inc.
7900 Westpark Drive, Suite T-900
McLean, Virginia 22102
Attention: General Counsel

If to Lender:	With a copy of notices sent to Lender to:

THE PRUDENTIAL INSURANCE COMPANY	THE PRUDENTIAL INSURANCE COMPANY
OF AMERICA	OF AMERICA
c/o Prudential Asset Resources, Inc.	c/o Prudential Asset Resources, Inc.
2100 Ross Avenue, Suite 2500	2100 Ross Avenue, Suite 2500
Dallas, Texas 75201	Dallas, Texas 75201
Attention: Asset Management Department	Attention: Legal Department
Reference Loan Nos. 706108716-706108717 and	Reference Loan Nos. 706108716-706108717 and
706108866-706108870	706108866-706108870

Each notice shall be effective upon being so sent, delivered, or mailed, but the time period for response or action shall run from the date of receipt as shown on the delivery receipt. Refusal to accept delivery or the inability to deliver because of a changed address for which no notice was given shall be deemed receipt. Any party may periodically change its address for notice and specify up to two (2) additional addresses for copies by giving the other party at least ten (10) days’ prior notice.

Section 9.03 Sole Discretion of Lender. Except as otherwise expressly stated, whenever Lender’s judgment, consent, or approval is required or Lender shall have an option or election under the Documents, such judgment, the decision as to whether or not to consent to or approve the same, or the exercise of such option or election shall be in the sole and absolute discretion of Lender.

Section 9.04 Applicable Law and Submission to Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia and the applicable laws of the United States of America. Without limiting Lender’s right to bring any action or proceeding against

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

any Borrower or such Borrower’s Individual Property relating to the Obligations (an “Action”) in the courts of other jurisdictions, each Borrower irrevocably (a) submits to the jurisdiction of any state or federal court in the applicable Property State, (b) agrees that any Action may be heard and determined in such court, and (c) waives, to the fullest extent permitted by Laws, the defense of an inconvenient forum to the maintenance of any Action in such jurisdiction.

Section 9.05 Construction of Provisions. The following rules of construction shall apply for all purposes of the Documents unless the context otherwise requires: (a) all references to numbered Articles or Sections or to lettered Exhibits are references to the Articles and Sections hereof and the Exhibits annexed to this Agreement and such Exhibits are incorporated into this Agreement as if fully set forth in the body of this Agreement; (b) all Article, Section, and Exhibit captions are used for convenience and reference only and in no way define, limit, or in any way affect this Agreement; (c) words of masculine, feminine, or neuter gender shall mean and include the correlative words of the other genders, and words importing the singular number shall mean and include the plural number, and vice versa; (d) no inference in favor of or against any party shall be drawn from the fact that such party has drafted any portion of this Agreement; (e) all obligations of Borrowers under the Documents shall be performed and satisfied by or on behalf of Borrowers at Borrowers’ sole expense; (f) the terms “include,” “including,” and similar terms shall be construed as if followed by the phrase “without being limited to”; (g) the terms “Property,” “Land,” “Improvements,” and “Personal Property” shall be construed as if followed by the phrase “or any part thereof”; (h) the term “Obligations” shall be construed as if followed by the phrase “or any other sums secured hereby, or any part thereof”; (i) the term “person” shall include natural persons, firms, partnerships, limited liability companies, trusts, corporations, governmental authorities or agencies, and any other public or private legal entities; (j) the term “provisions,” when used with respect hereto or to any other document or instrument, shall be construed as if preceded by the phrase “terms, covenants, agreements, requirements, and/or conditions”; (k) the term “lease” shall mean “tenancy, subtenancy, lease, sublease, or rental agreement,” the term “lessor” shall mean “landlord, sublandlord, lessor, and sublessor,” and the term “Tenants” or “lessee” shall mean “tenant, subtenant, lessee, and sublessee”; (l) the term “owned” shall mean “now owned or later acquired”; (m) the terms “any” and “all” shall mean “any or all”; (n) the term “on demand” or “upon demand” shall mean “within five (5) business days after written notice”; and (o) the term “day” or “days” shall mean a calendar day unless specifically referred to as a Business Day.

Section 9.06 Transfer of Loan.

(a) Lender may, at any time, (i) sell, transfer or assign the Documents and any servicing rights with respect thereto or (ii) grant participations therein or issue mortgage pass-through certificates or other securities evidencing a beneficial interest in a rated or unrated public offering or private placement (collectively, the “Securities”). Lender may forward to any purchaser, transferee, assignee, servicer, participant, or investor in such Securities (collectively, “Investors”), to any Rating Agency (defined below) rating such Securities and to any prospective Investor, all documents and information which Lender now has or may later acquire relating to the Obligations, any Borrower, Property Manager, any guarantor(s), any indemnitor(s), the Leases, and the Property, whether furnished by any Borrower, Property Manager, any guarantor(s), any indemnitor(s) or otherwise, as Lender determines advisable. Borrowers, any guarantor and any indemnitor agree to cooperate with Lender in connection with any transfer made or any Securities created pursuant to this Section 9.06 including the delivery of an estoppel certificate in accordance with Section 3.16 and such other documents as may be reasonably requested by Lender. Borrowers shall also furnish consent of any Borrower, Property Manager, any guarantor and any indemnitor in order to permit Lender to furnish such Investors or such prospective Investors or such Rating Agency with any and all information concerning the Property, the Leases, the financial condition of any Borrower, Property Manager, any guarantor and any indemnitor, as may be reasonably requested

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

by Lender, any Investor, any prospective Investor or any Rating Agency and which may be complied with without undue expense. “Rating Agency” shall mean any one or more credit rating agencies approved by Lender.

(b) Each Borrower agrees that upon any assignment or transfer of the Documents by Lender to any third party, Lender shall have no obligations or liabilities under the Documents for the period from and after such assignment, such third party shall be substituted as the lender under the Documents for all purposes, and each Borrower shall look solely to such third party for the performance of any obligations under the Documents or with respect to the Loan which arise from and after the date of such assignment.

(c) Upon an assignment or other transfer of the Documents, Lender may, at its discretion, pay over the Deposits in its possession and deliver all other collateral mortgaged, granted, pledged or assigned pursuant to the Documents, or any part thereof, to the transferee who shall thereupon become vested with all the rights herein or under applicable law given to Lender with respect thereto, and Lender shall thereafter forever be relieved and fully discharged from any liability or responsibility in the matter; but Lender shall retain all rights hereby given to it with respect to any liabilities and the collateral not so transferred to any Borrower or to the assignee or transferee of the Documents. If the Deposits are transferred or assigned to the assignee or transferee, then each Borrower shall then look solely to such assignee or transferee with respect thereto. This provision shall apply to every transfer of the Deposits and any other collateral mortgaged, granted, pledged or assigned pursuant to the Documents, or any part thereof, to a new assignee or transferee. Subject to the provisions of Section 5.01, a transfer of title to the Land shall automatically transfer to the new owner the beneficial interest in the Deposits.

(d) Notwithstanding anything to the contrary contained in this Section 9.06, Borrowers shall not be required to pay any direct costs in connection with any transfer of the Loan by Lender pursuant to the terms of this Section 9.06 other than any out-of-pocket expenses in an amount equal to or less than Two Thousand Five Hundred Dollars ($2,500.00) per Individual Loan incurred by Borrowers in complying with any request for information made pursuant to this Section 9.06.

Section 9.07 Miscellaneous. If any provision of the Documents shall be held to be invalid, illegal, or unenforceable in any respect, this shall not affect any other provisions of the Documents and such provision shall be limited and construed as if it were not in the Documents. If title to the Property becomes vested in any person other than any Borrower, then Lender may, without notice to Borrowers, deal with such person regarding the Documents or the Obligations in the same manner as with any Borrower without in any way vitiating or discharging any Borrower’s liability under the Documents or being deemed to have consented to the vesting. If both the lessor’s and lessee’s interest under any Lease ever becomes vested in any one person, neither any of the Instruments or the Cross Collateral Mortgages nor the lien and security interest created by the Documents shall be destroyed or terminated by the application of the doctrine of merger, and Lender shall continue to have and enjoy all its rights and privileges as to each separate estate. Upon foreclosure (or transfer of title by power of sale) of any Instrument or any Cross Collateral Mortgage, none of the Leases shall be destroyed or terminated as a result of such foreclosure (or transfer of title by power of sale), by application of the doctrine of merger or as a matter of law, unless Lender takes all actions required by law to terminate the Leases as a result of foreclosure (or transfer of title by power of sale). Each Borrower’s covenants and agreements under the Documents shall run with the land and time is of the essence. Following an Event of Default (unless Lender has accepted cure of such Event of Default by specific written statement from Lender to Borrower acknowledging Lender’s acceptance of such cure, and Borrower specifically understands and agrees that Lender shall have no obligation whatsoever to accept the cure of any Event of Default), each Borrower appoints Lender as its attorney-in-fact, which appointment is irrevocable and shall be deemed to be coupled with an interest, with respect to the execution, acknowledgment, delivery, filing or recording for

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

and in the name of any Borrower of any of the documents listed in Sections 3.04, 3.19, 4.01, and 6.02. The Documents cannot be amended, terminated or discharged except in a writing signed by the party against whom enforcement is sought. No waiver, release or other forbearance by Lender will be effective unless it is in a writing signed by Lender and then only to the extent expressly stated. The provisions of the Documents shall be binding upon each Borrower and its heirs, devisees, representatives, successors, and assigns including successors in interest to each Individual Property and inure to the benefit of Lender and its heirs, successors, substitutes, and assigns. Where two or more persons have executed the Documents, the obligations of such persons shall be joint and several, except to the extent the context clearly indicates otherwise. The Documents may be executed in any number of counterparts with the same effect as if all parties had executed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart. Upon receipt of an affidavit of an officer of Lender or Borrower, as the case may be, as to the loss, theft, destruction or mutilation of any Document which is not of public record, and, in the case of any mutilation, upon surrender and cancellation of the Document, any affected Borrower or Lender, as the case may be, will issue, in lieu thereof, a replacement Document, dated the date of the lost, stolen, destroyed or mutilated Document containing the same provisions. Any reviews, inspections, reports, approvals or similar items conducted, made or produced by or on behalf of Lender with respect to any Borrower, the Property or the Loan are for loan underwriting and servicing purposes only, and shall not constitute an acknowledgment, representation or warranty of the accuracy thereof, or an assumption of liability with respect to any Borrower, any Borrower’s contractors, architects, engineers, employees, agents or invitees, present or future tenants, occupants or owners of any Borrower’s Individual Property, or any other party.

Section 9.08 Entire Agreement. Except as provided in Section 3.17, (a) the Documents constitute the entire understanding and agreement between Borrowers and Lender with respect to the Loan and supersede all prior written or oral understandings and agreements with respect to the Loan including the Loan application and any Loan commitment, and (b) no Borrower is relying on any representations or warranties of Lender except as expressly set forth in the Documents. In the event of any conflict between the provisions of this Agreement and the provisions of the other Documents, the provisions of this Agreement shall control.

Section 9.09 WAIVER OF TRIAL BY JURY. EACH BORROWER AND LENDER HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM FILED BY EITHER PARTY, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE LOAN, THE DOCUMENTS, OR ANY ALLEGED ACTS OR OMISSIONS OF LENDER OR ANY BORROWER OR THEIR RESPECTIVE OFFICERS, EMPLOYEES, DIRECTORS OR AGENTS IN CONNECTION THEREWITH.

Section 9.10 Advertisement. Lender and any entity controlling, controlled by or under common control with Lender (collectively, the “Lender Affiliates”) shall obtain Borrower’s prior written approval prior to disclosing information concerning the Loan, Borrowers and the Property subsequent to the date of this Agreement, for advertising purposes, provided the information (including the form and content thereof) to be disclosed is approved by Borrowers prior to disclosure, such approval not to be unreasonably withheld. Upon obtaining Borrower’s written consent, loan information that may be disclosed by the Lender Affiliates includes the amount, term, and interest rate of the Loan, Property description, Property images, year built, type and location of the Property and name of Borrowers. Further, each Borrower agrees that it shall not place or conduct any advertising involving Lender’s involvement with the Loan without Lender’s prior written approval.

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

Section 9.11 Performance of Covenants by Operators. Notwithstanding that covenants of Borrowers set forth in this Agreement may be binding on both Owners and Operators, it is understood and agreed that so long as the Operating Leases are in full force and effect, the full satisfaction and performance of any covenant that may be fully performed by either Owners or Operators (as the respective owner or operator of the Property) and is not a covenant that is personal to Owners or Operators, shall be deemed to be performance of the covenant by Borrowers hereunder.

ARTICLE X - ADDITIONAL SPECIAL PROVISIONS

Section 10.01 Cash Management. Not Applicable.

Section 10.02 Post-Closing Obligations. Attached hereto as Exhibit G is a description of certain items to be completed in connection with the Property. Borrowers hereby covenant and agree to complete such items within the time frames set forth in Exhibit G and to provide Lender with evidence reasonably satisfactory to Lender that such items have been completed following completion of each such item.

Section 10.03 Provisions Concerning Trustees Under Deeds of Trust. With respect to each of the Instruments that is a deed of trust, all references to “Lender” in Sections 3.04, 3.09, 3.19, 4.01, 4.02, 6.01(c), 8.03, and 9.07 of this Agreement shall be deemed modified, where appropriate in such context, to refer to Lender and/or Trustee.

Section 10.04 State Specific Environmental Provisions.

(a) Arizona.

(i) Section 3.12(a) of this Agreement is hereby amended to include the following within the defined terms “Environmental Law” and “Environmental Laws”: the Arizona Environmental Quality Act (Title 49, Arizona Revised Statutes) and all corresponding state laws and ordinances, the applicable provisions of the Arizona Administrative Code, and the regulations and guidelines promulgated under the foregoing.

(ii) Section 3.12(a) of this Agreement is hereby amended to include the following within the meaning of the defined term “Hazardous Materials”: any substance included within the definition of “hazardous waste” pursuant to the Arizona Environmental Quality Act or any other Environmental Law promulgated in the State of Arizona.

(b) California. With respect to any Individual Property located in the State of California, Section 3.12(a) of this Agreement is hereby amended by inserting the following words after the words “Resource Conservation and Recovery Act” at the end of the second sentence thereof: “and applicable provisions of the California Health and Safety Code and the California Water Code.”

(c) Louisiana.

(i) “Environmental Law” shall include, but shall not be limited to, the “Louisiana Environmental Quality Act”, La. R.S. 30: §§ 2001 et. seq. and its chapters, including the Louisiana Air Control Law (La. RS. 30:§§ 2051 - 2064), the Louisiana Water Control Law (La. R.S. 30:§§ 2071 - 2088), the Louisiana Solid Waste Management and Resource Recovery Law (La. R.S. 30:§§ 2151 - 2161), the Louisiana Hazardous Waste Control Law (La. R.S. 30:§§ 2171 - 2206), the Louisiana Inactive and Abandoned Hazardous Waste Site Law (La. R.S. 30: §§ 2221 - 2226), the Liability for Hazardous Substance Remedial Action Act (La. R.S. 30:§§ 2271 -

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

2281), the Louisiana Hazardous Material Information Development, Preparedness, and Response Act (La. R.S. 30:§§ 2361 - 2379) and the Louisiana Oil Spill Prevention and Response Act (La. R.S. 30:§§ 2451 - 2496).

Section 10.05 Additional State-Specific Provisions.

(a) With respect to any Individual Property located in the State of California, this Agreement is amended as follows:

(i) Section 1.06 of this Agreement is hereby amended to insert the following additional paragraph at the end of Section 1.06:

“BORROWER HEREBY EXPRESSLY (A) WAIVES ANY RIGHTS IT MAY HAVE UNDER CALIFORNIA CIVIL CODE SECTION 2954.10 TO PREPAY THE NOTE, IN WHOLE OR IN PART, WITHOUT PENALTY, UPON ACCELERATION OF THE MATURITY DATE OF THE NOTE, AND (B) AGREES THAT IF, FOR ANY REASON, A PREPAYMENT OF ANY OR ALL OF THE NOTE IS MADE, UPON OR FOLLOWING ANY ACCELERATION OF THE MATURITY DATE OF THE NOTE BY LENDER ON ACCOUNT OF ANY DEFAULT BY BORROWER, THEN BORROWER SHALL BE OBLIGATED TO PAY, CONCURRENTLY THEREWITH, THE PREPAYMENT PREMIUM SPECIFIED IN THIS SECTION 1.06. BY INITIALING THIS PROVISION IN THE SPACE PROVIDED BELOW, BORROWER AGREES THAT LENDER’S AGREEMENT TO MAKE THE LOAN EVIDENCED BY THE NOTE AT THE INTEREST RATE AND FOR THE TERM SET FORTH IN SECTION 1.03 OF THIS AGREEMENT CONSTITUTES ADEQUATE CONSIDERATION, GIVEN INDIVIDUAL WEIGHT BY BORROWER FOR THIS WAIVER AND AGREEMENT.

Initials: Borrower	/s/ JT

(b) With respect to any Individual Property located in the State of Arizona, this Agreement is amended as follows:

(i) Section 8.03 of this Agreement is hereby amended to provide that Borrowers’ indemnification obligations shall, to the extent permissible by applicable law, include any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits, costs and expenses incurred as a result of Lender’s ordinary (but not gross) negligence.

(c) With respect to any Individual Property located in the State of Louisiana, this Agreement is amended as follows:

(i) Any and all references to the Uniform Commercial Code or U.C.C. shall also refer to and include the Louisiana Commercial Laws-Secured Transactions, Louisiana Revised Statutes 10:9-101, et. seq., and any and all provisions thereof corresponding to the Uniform Commercial Code.

(ii) In the event either the Metairie Note or the Siegen Note is placed in the hands of an attorney at law for collection, compromise or other action, or to institute legal proceedings to

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recover the amount thereof or any part thereof, in principal or interest, or to protect the interests of Lender, Borrower agrees to pay Lender’s reasonable attorneys’ fees in an amount not exceeding ten percent (10%) of the unpaid debt then owing under such note.

Section 10.06 Cross Default, Cross-Collateralization and Notice Provisions. Borrowers and Lender intend that each Individual Loan shall be cross-defaulted and cross-collateralized with every other Individual Loan. Accordingly, any default under any of the Documents shall constitute a default under all of the other Documents. The cross-collateralization shall arise by virtue of the Individual Loan Documents and the Cross Collateral Documents. Each Borrower has guaranteed the Obligations of every other Borrower pursuant to the Supplemental Guaranty, the performance of which is secured by the Lien of such Borrower’s Cross Collateral Mortgage and Cross Collateral Assignment of Leases. In the event of a default under any of the Documents, Borrowers hereby acknowledge and agree that: (A) Lender shall only be obligated to send one (1) notice of default to the parties listed in Section 9.02 of this Agreement, which notice shall, if such default relates only to a particular Individual Property, identity the Individual Property with respect to which such default exists; (B) said notice shall be deemed notice to all Borrowers under all of the Documents (including, without limitation, all of the Instruments); and (C) thereafter Lender shall have the right to exercise its rights and remedies for a default under any of the Documents after the expiration of any applicable cure period, if and only if a cure period is provided under the Documents.

ARTICLE XI - HEALTHCARE PROVISIONS

Section 11.01 Representations and Warranties of Borrowers.

(a) Definitions.

(i) “Affiliate” means, for the purposes of this Article XI, an affiliate of a person as defined in Rule 12b-2 promulgated under Section 12 of the Securities Exchange Act of 1934, but specifically excludes any shareholder of any publicly traded company holding an interest in any Borrower or any guarantors (or any holder of any such shareholder).

(ii) “CMS” means the federal Centers for Medicare and Medicaid Services, and any successor Governmental Authority (as defined below).

(iii) “CON” means any certificate of need or similar license which a Governmental Authority must determine that there is a need for a healthcare facility at a particular location or within a certain geographic region, or a need for a particular service or use of equipment at a particular healthcare facility.

(iv) “Governmental Authority” means any nation or government, any state or other political subdivision thereof, and any agency, department or person exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any corporation or other person owned or controlled (through stock or capital ownership or otherwise) by any of the foregoing, whether domestic or foreign.

(v) “Healthcare Laws” means all laws and regulations applicable to the Property and relating to the operation of Senior Living Facilities, healthcare, patient healthcare information, patient abuse, the quality and adequacy of medical care, rate setting, equipment, personnel, operating policies, and fee splitting, including, without limitation, (a) all federal and state fraud and abuse laws, including, without limitation, the federal Anti-Kickback Statute (42 U.S.C. §1320a-7b(b)), the Stark Law (42 U.S.C.

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§1395nn), the civil False Claims Act (31 U.S.C. §3729 et seq.), (b) TRICARE, (c) HIPAA, (d) Medicare, (e) quality, safety and accreditation standards and requirements of all applicable state laws or regulatory bodies, (f) all laws, policies, procedures, requirements and regulations pursuant to which Healthcare Permits (as defined below) are issued, and (g) any and all other applicable health care laws, regulations, manual provisions, policies and administrative guidance, each of (a) through (g) as may be amended from time to time.

(vi) “Healthcare Permit” means a Permit that is related to the provision of adult residential services or the operation of the Individual Property as a Senior Living Facility required under any applicable Healthcare Laws for a Borrower to operate an Individual Property.

(vii) “HIPAA” means the Health Insurance Portability and Accountability Act of 1996, as the same may be amended, modified or supplemented from time to time, and any successor statute thereto, and any and all rules or regulations promulgated from time to time thereunder.

(viii) “HIPAA Compliant” shall mean that the applicable person is in material compliance with each of the applicable requirements of the so-called “Administrative Simplification” provisions of HIPAA, and is not and could not reasonably be expected to become the subject of any civil or criminal penalty, process claim, action or proceeding or any administrative or other regulatory review, survey, process or proceeding (other than routine surveys or reviews conducted by any government health plan or other accreditation entity) that could result in any of the foregoing or that could reasonably be expected to adversely affect such person’s business, operations, assets, properties or condition (financial or otherwise), in connection with any actual or potential violation by such person of the provisions of HIPAA.

(ix) “Medicaid” means the medical assistance programs administered by state agencies and approved by CMS pursuant to the terms of Title XIX of the Social Security Act, codified at 42 U.S.C. 1396 et seq.

(x) “Medicare” means the program of health benefits for the aged and disabled administered by CMS pursuant to the terms of Title XVIII of the Social Security Act, codified at 42 U.S.C. 1395 et seq.

(xi) “Permits” means all governmental licenses, authorizations, provider numbers, supplier numbers, registrations, permits, drug or device authorizations and approvals, certificates, franchises, qualifications, accreditations, consents and approvals required under all applicable Laws and required in order for any Borrower to carry on its business as now conducted, including, without limitation, Healthcare Permits.

(xii) “Resident Agreements” means the singular or collective reference to all patient and resident care agreements, admission agreements and service agreements which include an occupancy agreement and all amendments, modifications or supplements thereto applicable to each Individual Property.

(xiii) “Third Party Payor” means Medicare, Medicaid, TRICARE, and other state or federal health care program, Blue Cross and/or Blue Shield, private insurers, managed care plans and any other person which presently maintains Third Party Payor Programs.

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(xiv) “Third Party Payor Programs” means all payment and reimbursement programs, sponsored by a Third Party Payor, in which any Borrower has a contractual arrangement with such Third Party Payor to participate as a network provider.

(xv) “TRICARE” means the program administered pursuant to 10 U.S.C. Section 1071 et seq.), Sections 1320a-7 and 1320a-7a of Title 42 of the United States Code and the regulations promulgated pursuant to such statutes.

(b) General Health Care Matters. As of the date hereof and at all times while the Pool Obligations are outstanding, each Borrower represents and warrants (to the best of its knowledge after due inquiry) for itself and for Property Manager as follows:

(i) License and Permits. If required under applicable Healthcare Laws, Borrower has and shall maintain (or shall cause Property Manager to have and maintain) in full force and effect a valid CON for (i) the services currently rendered by Borrower and Property Manager, (ii) equipment owned by Borrower and Property Manager, and (iii) no less than the number of beds and units of the Property as of the date hereof. Borrower shall maintain (or shall cause Property Manager to maintain) any applicable CON free from restrictions or known conflicts which would materially impair the use or operation of its Individual Property for its current use, and shall not permit any CON to become provisional, probationary or restricted in any way.

(ii) Third Party Payors. To Borrower’s knowledge (after due inquiry and investigation), there is no investigation, audit, claim review, or other action pending or, to the knowledge of Borrower, threatened which could reasonably be expected to result in (A) a revocation, suspension, termination, probation, restriction, limitation, or non-renewal of any Third Party Payor Program participation agreement or provider number, except, as disclosed to Lender in writing, for deficiencies as a result of surveys or reviews that will be corrected in the ordinary course of business (but in no event does a survey violation exist which is not capable of being cured and could reasonably be expected to have a material adverse effect on its Individual Property), or (B) Borrower’s exclusion from any Third Party Payor Program, nor, to Borrower’s knowledge (after due inquiry and investigation), has any Third Party Payor Program made any decision to terminate or not to renew any participation agreement or provider agreement of Borrower, nor has Borrower or Property Manager made any decision to terminate or not to renew any Third Party Payor Program participation agreement or provider number, nor, to Borrower’s knowledge (after due inquiry and investigation), is there any action pending or threatened to impose material intermediate or alternative sanctions by a Third Party Payor with respect to Borrower, Property Manager, or its Individual Property.

(iii) Billing Practices. Borrower and Property Manager have not improperly or illegally billed any intermediaries or Third Party Payors for services rendered with respect to Borrower’s Individual Property that could reasonably be expected to result in a liability to a Third Party Payor in excess of $50,000. No funds relating to Borrower or Property Manager are now, or, to the knowledge of Borrower will be, withheld by any Third Party Payor. All billing practices of Borrower and Property Manager, including those with respect to all Third Party Payors, including the Third Party Payor Programs, if applicable, have been and will be in material compliance with all applicable laws, regulations and policies of such Third Party Payors and Third Party Payor Programs in all material respects.

(iv) Compliance with Healthcare Laws. With respect to each Individual Property, Borrower and Property Manager are in material compliance in all material respects with all Healthcare Laws except, as disclosed to Lender in writing, for deficiencies as a result of surveys or reviews that will

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be corrected in the ordinary course of business (but in no event does a survey violation exist which is not capable of being cured and could reasonably be expected to have a material adverse effect on Borrower’s Individual Property). To Borrower’s knowledge (after due inquiry and investigation), neither Borrower, Property Manager, nor any employee of Borrower or Property Manager for which Borrower or Property Manager is required under applicable Healthcare Laws to conduct background checks (each, an “Employee”) is currently under investigation or prosecution for, nor has Borrower, Property Manager or Employee been convicted of: (a) any offense related to the delivery of an item or service under the Third Party Payor Programs; (b) a criminal offense related to neglect or abuse of patients in connection with the delivery of a health care item or service; (c) fraud, theft, embezzlement or other financial misconduct; (d) the obstruction of an investigation of any crime referred to in subsections (a) through (c) of this Section; or (e) unlawful manufacture, distribution, prescription, or dispensing of a controlled substance. Neither Borrower, Property Manager, nor any Employee has been required to pay any civil money penalty under applicable laws regarding false, fraudulent or impermissible claims or payments to induce a reduction or limitation of health care services to beneficiaries of any state or federal health care program, nor, to Borrower’s knowledge (after due inquiry and investigation), is Borrower, Property Manager, nor any Employee currently the subject of any investigation or proceeding that may result in such payment. Neither Borrower, Property Manager, nor any Employee has been excluded from participation in Medicare or TRICARE.

(v) HIPAA Compliance. If applicable, Borrower has complied in all material respects and at all times will comply in all material respects (and shall cause Property Manager to comply in all material respects) with the provisions of HIPAA and will be HIPAA Compliant.

(vi) Resident Agreements. The Resident Agreements comply in all material respects with all applicable Laws, including Healthcare Laws. Borrower shall provide notice to Lender of any proposed material modifications to the form of Resident Agreement previously approved by Lender. Borrower shall not, and shall not permit Property Manager to: (i) accept any payment under any Resident Agreement more than one month in advance of its due date; or (ii) enter into any Resident Agreement upon a form that fails to comply with applicable Laws.

(vii) Cash Management. Borrower will maintain or cause to be maintained all deposits, including, without limitation, deposits relating to patients or Resident Agreements if such deposits are in cash such deposits are to be deposited and held by Borrower (or Property Manager under the Management Agreement), as the case may be, at such commercial or savings bank or banks as may be reasonably satisfactory to Lender. Any bond or other instrument which Borrower (or Property Manager under the Management Agreement), as the case may be, is permitted to hold in lieu of cash deposits under any applicable legal requirements shall be maintained in full force and effect unless replaced by cash deposits as hereinabove described, shall be issued by an institution reasonably satisfactory to Lender, shall, if permitted pursuant to any legal requirements, name Lender as payee or mortgagee thereunder and shall, in all respects, comply with any applicable laws and legal requirements and otherwise be reasonably satisfactory to Lender. Following the occurrence and during the continuance of any Event of Default, Borrower shall, upon Lender’s request, if permitted by any applicable legal requirements, turn over to Lender the deposits (and any interest theretofore earned thereon and remaining therewith in the ordinary course of business) with respect to Borrower’s Individual Property, to be held by Lender subject to the terms of their related agreements.

Section 11.02 Covenants of Borrowers.

(a) Licensure and Authority. Borrower shall not, and shall not permit Property Manager to, without the prior written consent of Lender (which consent shall not be unreasonably withheld or

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delayed) in each instance, (i) cease to operate its Individual Property solely as a Senior Living Facility; (ii) cease to provide other facilities and services normally associated with Senior Living Facilities; (iii) provide or contract for healthcare services outside the scope of the Healthcare Permits (other than therapy services or other healthcare services provided by other duly licensed service providers and for which service tenants and/or residents pay separately), unless Borrower and/or Property Manager have obtained all necessary licenses, certificates, and permits required under applicable law for the provision of such services, copies of which shall be provided to Lender prior to the commencement of such new service(s); (iv) cause non-residential space leased or held available for lease to commercial tenants (i.e., space other than the units, dining areas, activity rooms, lobby, parlors, kitchen, mailroom, marketing/management offices) to exceed ten percent (10%) of the net rental area of Borrower’s Individual Property; (v) cease to hold and maintain in full force and effect the Healthcare Permits, or apply for any new license, registration, permit or participating provider status, other than renewals or as required under the Healthcare Permits, or (vi) cause or permit Borrower’s Individual Property to no longer be classified as housing for older persons pursuant to the Fair Housing Amendments Act of 1988, as it may be amended from time to time hereafter. Each Borrower will maintain in full force and effect, and free from restrictions, probations, conditions or known conflicts which would materially impair the use or operation of its Individual Property for its current use, all Healthcare Permits necessary under Healthcare Laws to carry on the business of Borrower as it is conducted on the date hereof. In addition, each Borrower will not suffer or permit to occur any of the following:

(i) any transfer of a Healthcare Permit or rights thereunder to any person (other than Lender) or to any location, except as otherwise permitted under this Agreement;

(ii) any pledge or hypothecation of any Healthcare Permit as collateral security for any indebtedness other than indebtedness to Lender; or

(iii) any rescission, withdrawal, revocation, amendment or modification of or other alteration to the nature, tenor or scope of any Healthcare Permit without Lender’s prior written consent, including, without limitation, (A) any change to the authorized units, services, beds and persons served capacity of Borrower and/or the units, services, number of beds and persons served approved by the applicable Governmental Authority, and (B) any transfer of all or any part of Borrower’s authorized unit or beds to another site or location.

(b) Health Care Notices.

(i) Each Borrower shall provide Lender annually with evidence, satisfactory to Lender, of such Borrower’s or Property Manager’s (if applicable), compliance, in all material respects, with all applicable local, state and federal laws, rules and regulations regarding the operation of Borrower’s Individual Property, including, but not limited to:

(A) a copy of the current Healthcare Permits authorizing Borrower’s Individual Property to be operated as a Senior Living Facility, and a copy of any other Healthcare Permits applicable to such Individual Property’s operation as a Senior Living Facility;

(B) copies of all state surveys, where applicable, dated within the immediately preceding twelve (12) month period and produced in connection with the performance and/or compliance of Borrower’s Individual Property, Borrower, Property Manager and any other licensee, as applicable, with standards regulating the use of such Individual Property as a Senior Living Facility and as may be applicable to any of the aforementioned parties;

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(C) the form Resident Agreements utilized at Borrower’s Individual Property;

(D) any notices, complaints, claims or waivers which Borrower has received, or was provided notice of, within the immediately preceding twelve (12) month period, from any federal and state governmental authority (such as the CMS) or other governmental, quasi-governmental or regulatory agency or agencies having jurisdiction over Borrower’s Individual Property, Borrower, Property Manager and any other licensee, including, without limitation, any deficiency notices, notices of investigations or notices of audit that have had, or can reasonably be expected to have, a material adverse effect on the business of operating Borrower’s Individual Property as a Senior Living Facility (in addition to such annual reporting obligations, Borrower shall also deliver to Lender any of the foregoing within ten (10) Business Days after Borrower, Property Manager or any other licensee first receives notice of or otherwise becomes aware of the same);

(E) descriptions of any litigation with respect to residents or former residents that is pending, ongoing or otherwise unresolved and was initiated within the last three (3) years of which Borrower has actual knowledge, which shall include copies of the pleadings with respect thereto, if requested by Lender;

(F) descriptions of any known criminal charges filed against any employees, agents, independent contractors or others performing services at Borrower’s Individual Property, if requested by Lender (in addition to such annual reporting obligations, Borrower shall also deliver to Lender any of the foregoing within ten (10) Business Days after Borrower, Property Manager or any other licensee first receives notice of or otherwise becomes aware of the same);

(G) a copy of any new CON (if applicable); and

(H) a copy of any additions or amendments to the administrative policy manual for Borrower’s Individual Property.

In addition, following the occurrence of an Event of Default, Lender reserves the right to increase the frequency of any of the foregoing reporting requirements to quarterly.

(ii) Each Borrower agrees to furnish, pursuant to the notice provisions of Section 9.02 herein, each of the following with respect to its Individual Property:

(A) (1) within ten (10) Business Days of receipt a copy of any healthcare related licensure and annual or biannual certification survey report and any statement of deficiencies and any survey (other than the annual or biannual survey) indicating a violation or deficiency, and (2) within the time period required by the particular agency for submission, a copy of the plan of correction with respect thereof if such plan of correction is required by such agency issuing the statement of deficiency or notice of violation, and correct or cause to be corrected any deficiency or violation within the time period required for cure by such agency, subject to such agency’s normal appeal process, if such deficiency or violation could adversely affect either the right to continue participation in Medicare or other Third Party Payor Programs for existing patients or the right to admit new Medicare patients or other Third Party Payor Program patients or result in the loss or suspension of Borrower’s licenses and permits to operate Borrower’s business;

(B) within ten (10) Business Days of the receipt by Borrower, any and all notices disclosing an adverse finding from any licensing, certifying and/or reimbursement agencies that

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Borrower’s license, Medicare certification or entitlement to payments pursuant to any Third Party Payor Program of Borrower is being downgraded to a substandard category, revoked, or suspended, or that action is pending or being considered to downgrade to a substandard category, revoke, or suspend any rights pursuant to Borrower’s license, certification or Third Party Payor Program; and

(C) within ten (10) Business Days of the date of the required filing of cost reports of Borrower with Medicare or other applicable agency or pursuant to any reimbursement contract or program, or the date of actual filing of such cost report of Borrower, whichever is earlier, a complete and accurate copy of the annual Medicare and other cost reports for Borrower, which will be prepared by an independent certified public accountant or by an experienced cost report preparer reasonably acceptable to Lender, and promptly furnish to Lender any amendments filed with respect to such reports and all responses, audit reports or inquiries with respect to such reports.

(iii) Any expiration, termination, suspension or revocation (any provisional Healthcare Permit shall be deemed an acceptable Healthcare Permit for purposes of this provision as long as the operations of Borrower’s Individual Property are not impacted in any material manner) of any of the Healthcare Permits described in Sections 11.02(b)(i)(A) and 11.02(b)(i)(C) above or any other Healthcare Permits that are necessary for the operation of any Borrower’s Individual Property as a Senior Living Facility, shall be, without any notice or cure period (except where such cure can be obtained on or before the date on which the failure to cure causes any material adverse impact with respect to such Borrower, the operation of Borrower’s Individual Property or Lender and except where the applicable State agency specifies a cure period to reinstate, in which event such cure period shall be the cure period specified by such State agency), an Event of Default under the Documents, unless all of the following are true: (i) no payment default occurs under the Documents, (ii) such Borrower has procured a replacement licensed operator satisfactory to Lender within one hundred twenty (120) days after any such de-licensure, provided that, if the applicable authority requires or recommends a replacement of the licensed operator at any time, then Borrower shall be required to promptly procure a replacement licensed operator, (iii) the replacement operator executes and delivers a subordination agreement in favor of Lender in form and content satisfactory to Lender, in Lender’s reasonable discretion, (iv) all such Healthcare Permits described in Sections 11.02(b)(i)(A) and 11.02(b)(i)(C) above have been reinstated or reissued in favor of such Borrower and/or the replacement operator, or Borrower or replacement operator is actively pursuing the reinstatement or reissuance of such Healthcare Permits, Lender has received satisfactory evidence that such reinstatement or reissuance efforts are reasonably likely to succeed, such reinstatement or reissuance shall have occurred not later than one hundred twenty (120) days after any such de-licensure and the operations of such Borrower’s Individual Property are not impacted in any material manner during the pendency of such efforts, provided, however, said one hundred twenty (120) day period may be extended for up to an additional sixty (60) days if (A) there is no material adverse effect on the business of operating such Borrower’s Individual Property as a Senior Living Facility as a result of applicable expiration, termination, suspension or revocation of any Healthcare Permit and (B) Lender has received evidence demonstrating, to Lender’s satisfaction, exercised in good faith, that the reinstatement or reissuance efforts have been proceeding with all due diligence and that such efforts are likely to be successful within said period of up to sixty (60) days, and (v) such Borrower’s Individual Property has not been required to cease operations as a Senior Living Facility.

(iv) Each Borrower shall (i) provide full and prompt disclosure to Lender of any violation of Healthcare Laws that can be reasonably expected to have a material adverse effect on the business of operating Borrower’s Individual Property as a Senior Living Facility, and (ii) conduct all appropriate (1) investigation of any violations or alleged violations of applicable Healthcare Laws and (2) correction of any violations of applicable Healthcare Laws, all at Borrower’s sole cost and expense; and (iii) indemnify Lender from all costs and risks relating to violations or alleged violations of Healthcare

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Laws; provided, however, that this indemnity shall not apply if Borrower can conclusively prove that (A) the violation of Healthcare Laws was caused solely by actions, conditions, or events that occurred after the date that Lender (or any purchaser at a foreclosure sale) actually acquired title to Borrower’s Individual Property, and (B) the violation of Healthcare Laws was not caused by, or attributable to, the direct or indirect actions or inaction of any of the Exculpated Parties or any general partner or managing member of any Borrower, any general partner or managing member of any general partner of any Borrower, any guarantor of the Loan, or any indemnitor under the Documents. In addition, Borrower shall grant licenses enabling Lender and its healthcare consultants to (A) make appropriate inquiries with respect to any alleged violations of applicable Healthcare Laws and (B) if required by written notice from Lender to Borrower, negotiate in cooperation with Borrower with any licensing authorities with respect to such alleged violations of applicable Healthcare Laws and to the extent permitted by applicable law, in cooperation with Borrower, to take other ameliorative steps with respect to the Healthcare Permits (whether before or after Lender or any other party succeeds to the interest of Borrower as owner of the applicable Individual Property in any manner, including but not limited to foreclosure, exercise of any power of sale, succession by deed in lieu or other conveyance), all at Borrower’s sole cost and expense; provided, however, Lender shall only have the right to exercise such licenses following an Event of Default These provisions shall survive any termination, satisfaction or foreclosure of the Instrument and Cross Collateral Mortgage signed by Borrower and shall be personal and full recourse obligations.

(c) Additional Health Care Related Matters. Each Borrower shall comply at all times with all accreditation standards that may be identified by Lender in writing (with reasonable advance notice), except to the extent that such failure to comply would not cause any material adverse effect on Borrower, Property Manager, or Borrower’s Individual Property. No Borrower shall do (or suffer to be done by Borrower, Property Manager or any Affiliate of Borrower or Property Manager) any of the following:

(i) Replace or transfer all or any part of Borrower’s units or beds to another site or location;

(ii) Transfer or demise any CON or other Healthcare Permit or rights thereunder to any person (other than Lender) or to any location other than Borrower’s Individual Property to which such CON or Healthcare Permit pertains, except as otherwise permitted under this Agreement; or

(iii) Pledge or hypothecate any CON or other Healthcare Permit as collateral security for any indebtedness other than indebtedness to Lender.

(d) Management Agreement. No Borrower shall amend, modify or supplement the Management Agreement in any material respect without Lender’s prior written consent (which consent shall not be unreasonably withheld or delayed).

(e) Filing Requirements. Each Borrower will (or will cause Property Manager to) (i) timely file all notifications, reports, submissions, Healthcare Permit renewals and reports of every kind whatsoever required by Healthcare Laws (which reports will be materially accurate and complete in all respects and not misleading in any respect); and (ii) timely file all cost reports required by Healthcare Laws, which reports shall be materially accurate and complete in all respects and not misleading in any material respect and which shall not remain open or unsettled, except in accordance with applicable settlement appeals procedures that are timely and diligently pursued and except for any processing delays of any Governmental Authority.

(f) Corporate Compliance Plan. Each Borrower will maintain (or will cause Property Manager to maintain) a corporate health care regulatory compliance program (“CCP”) which includes at

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least the following components: (i) standards of conduct and procedures that describe compliance policies regarding laws with an emphasis on prevention of fraud and abuse; (ii) specific officer within high-level personnel identified as having overall responsibility for compliance with such standards and procedures; (iii) policies with respect to fraud and abuse and billing practices; (iv) training and education programs which effectively communicate the compliance standards and procedures to employees and agents, including, without limitation, fraud and abuse laws and illegal billing practices; (v) auditing and monitoring systems and reasonable steps for achieving compliance with such standards and procedures including, without limitation, publicizing a report system to allow employees and other agents to anonymously report criminal or suspect conduct and potential compliance problems; (vi) disciplinary guidelines and consistent enforcement of compliance policies including, without limitation, discipline of individuals responsible for the failure to detect violations of the CCP; and (vii) mechanisms to immediately respond to detected violations of the CCP.

(g) Sub-Acute Units. No Borrower shall create or convert any portion of its existing facilities or units to Sub-Acute Units (defined below) without the prior written consent of Lender. A “Sub-Acute Unit” shall mean a dedicated specialty unit for individuals who require significantly more nursing hours (an average of four [4] or more hours per day) or therapy than required for individuals in the other units at the Individual Property. Any default under the provisions of this Section 10.02(g) shall be, without further notice or cure period, an Event of Default under the Documents.

(h) Leases of Capital Goods. Except for (i) vehicle leases, and (ii) leases for capital goods and/or equipment the value of which, if purchased, would not exceed Two Hundred Fifty Thousand and No/100 Dollars ($250,000.00) (on an aggregate basis per Individual Property and per calendar year) (“Permitted Capital Leases”), no Borrower shall, at any time during the term of the Loan, enter into any leases of capital goods and/or equipment without Lender’s prior written approval.

ARTICLE XII - CHTSUN PROVISIONS

Section 12.01 Compliance with Property as Single Asset. Except as provided below with respect to the Operators, CHTSun hereby covenants and agrees that during the term of the Loan, (a) it shall not own any assets in addition to its indirect or direct ownership interest in the Owners, other than any cash, investment accounts (provided that the liability associated with any such investment account shall be limited to the assets contained in such account) or personal property used in connection with such ownership, as applicable, and (b) the Property shall generate substantially all of the gross income of CHTSun and there shall be no substantial business being conducted by CHTSun, either directly or indirectly, other than the business of owning, operating and maintaining indirectly the Owners and the Property and the activities incidental thereto. Notwithstanding the foregoing, each Operator may own its leasehold interest in its Individual Property and any personal property associated therewith.

Section 12.02 Separateness Covenants/Covenants with Respect to Indebtedness, Operations and Fundamental Changes of CHTSun. CHTSun hereby represents, warrants and covenants, as of the date hereof and until such time as the Pool Obligations are paid in full, that CHTSun:

(a) shall not (i) liquidate or dissolve (or suffer any liquidation or dissolution), terminate, or otherwise dispose of, directly, indirectly or by operation of law, all or substantially all of its assets; (ii) reorganize or change its legal structure without Lender’s prior written consent (not to be unreasonably withheld), except as otherwise expressly permitted under the Documents; (iii) change its name, address, or the name under which it conducts its business without promptly notifying Lender; (iv) enter into or consummate any merger, consolidation, sale, transfer, assignment, liquidation, or dissolution involving any or all of the assets of CHTSun or any general partner or managing member of CHTSun; or (v) enter

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

into or consummate any transaction or acquisition, merger or consolidation or otherwise acquire by purchase or otherwise all or any portion of the business or assets of, or any stock or other evidence of beneficial ownership of, any person or entity;

(b) has not incurred and shall not incur any secured or unsecured debt except for (i) the Loan, (ii) Permitted Capital Leases, (iii) customary and reasonable short term trade payables obtained and repaid in the ordinary course of its business, and (iv) unsecured loans whose proceeds shall be used solely for the benefit of the Property and the Owners and which do not exceed, in the aggregate at any given time, the amount of Ten Million and No/100 Dollars ($10,000,000.00).

(c) shall not amend, modify or otherwise change its partnership certificate, partnership agreement, articles of incorporation, by-laws, operating agreement, articles of organization, or other formation agreement or document, as applicable, or governing agreement or document, in any material term or manner, or in a manner which adversely affects CHTSun’s existence as a single purpose entity or CHTSun’s compliance with this Agreement, nor shall any managing member, general partner, shareholder or non-member manager of CHTSun, as applicable, amend, modify or otherwise change its partnership certificate, partnership agreement, articles of incorporation, by-laws, operating agreement, articles of organization, or other formation agreement or document, as applicable, or governing agreement or document, in any manner which adversely affects CHTSun’s existence as a single purpose entity or CHTSun’s compliance with this Agreement;

(d) to the extent that CHTSun requires an office, shall maintain its principal executive office and telephone and facsimile numbers separate from that of any Affiliate of same (other than the Pool Subsidiaries [defined below]) and shall conspicuously identify such office and numbers as its own or shall allocate by written agreement fairly and reasonably any rent, overhead and expenses for shared office space. Additionally, to the extent that it uses stationery, invoices and checks, CHTSun shall use its own separate stationery, invoices and checks. As used herein, the term “Pool Subsidiaries” shall mean Borrowers, Sun IV, LLC, CHT SL IV TRS Corp., CHTSun Two Pool Two, LLC, CHTSun Three Pool One, LLC, Santa Monica AL, LLC and any other CHTSun subsidiaries expressly permitted under the Documents;

(e) shall maintain correct and complete financial statements, accounts, books and records and other entity documents separate from those of any Affiliate of same or any other person or entity (other than the Pool Subsidiaries), except that CHTSun’s financial position, assets, liabilities, net worth and operating results may be included in the consolidated financial statements of an Affiliate, provided that CHTSun is properly reflected and treated as a separate legal entity;

(f) to the extent it has bank accounts, shall maintain its own separate bank accounts, and shall maintain correct, complete and separate books of account;

(g) shall file or cause to be filed its own separate tax returns, or if applicable, consolidated tax returns;

(h) shall hold itself out to the public (including any of its Affiliates’ creditors) under its own name and as a separate and distinct entity and not as a department, division or otherwise of any Affiliate of same;

(i) shall observe all customary formalities regarding its existence, including holding meetings and maintaining current and accurate minute books separate from those of any Affiliate of same;

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

(j) shall hold title to its assets in its own name and act solely in its own name and through its own duly authorized officers and agents. No Affiliate of same shall be appointed or act as agent of CHTSun, other than, if applicable, any of the Operators as operator or the Property Manager as property manager with respect to the Property;

(k) shall make investments in the name of CHTSun directly by CHTSun or on its behalf by brokers engaged and paid by Borrower or its agents;

(l) except (i) as expressly required by Lender in connection with the Loan and in writing and (ii) for that certain Guaranty dated of even date herewith made by CHTSun in favor of Property Manager with respect to the Management Agreements and the Manager Pooling Agreement, shall not guarantee or otherwise agree to be liable for (whether conditionally or unconditionally), pledge or assume or hold itself out or permit itself to be held out as having guaranteed, pledged or assumed any liabilities or obligations of any partner (whether limited or general), member, shareholder or any Affiliate of CHTSun, as applicable, or any other party (other than of the Pool Subsidiaries, to the extent of indebtedness permitted under the Documents), except in connection with the Permitted Member Loans and Permitted Capital Leases; nor shall it make any loan (other than to (i) Pool Subsidiaries that are not Borrowers and (ii) any Borrowers to the extent that such loans qualify as Permitted Member Loans under Section 5.01(h));

(m) is and intends to remain solvent, and has paid and will pay its own debts and liabilities out of its own funds and assets (to the extent of such funds and assets) as the same shall become due, and will give prompt written notice to Lender of the insolvency or bankruptcy filing of CHTSun or any general partner, managing member or controlling shareholder of CHTSun;

(n) shall separately identify, maintain and segregate its assets. CHTSun’s assets shall at all times be held by or on behalf of CHTSun and, if held on behalf of CHTSun by another entity, shall at all times be kept identifiable (in accordance with customary usages) as assets owned by CHTSun. This restriction requires, among other things, that (i) CHTSun funds shall be deposited or invested in CHTSun’s name, (ii) CHTSun funds shall not be commingled with the funds of any Affiliate of same or any other person or entity except as may be required in connection with the Manager Pooling Agreement, (iii) CHTSun shall maintain any accounts it uses in its own name and with its own tax identification number, separate from those of any Affiliate of same or any other person or entity (other than the Pool Subsidiaries), and (iv) CHTSun funds shall be used only for the business of CHTSun (including distributions of available funds);

(o) shall maintain its assets in such a manner that it is not costly or difficult to segregate, ascertain or identify its individual assets from those of any Affiliate of same or other person or entity;

(p) shall pay or cause to be paid its own liabilities and expenses of any kind, including but not limited to salaries of its employees, if any, only out of its own separate funds and assets;

(q) [INTENTIONALLY DELETED];

(r) [INTENTIONALLY DELETED];

(s) shall reflect CHTSun’s ownership interest in all data and records (including computer records) used by Borrower or any Affiliate of same;

(t) shall not invest any of CHTSun’s funds in securities issued by, nor shall CHTSun acquire the indebtedness or obligation of, any Affiliate of same (other than the Pool Subsidiaries);

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

(u) shall maintain an arm’s length relationship with each of its Affiliates and may enter into contracts or transact business with its Affiliates only on commercially reasonable terms that are no less favorable to CHTSun than is obtainable in the market from a person or entity that is not an Affiliate of same (other than the Pool Subsidiaries); provided, however, that CHTSun shall be permitted to enter into the Management Agreements and the Manager Pooling Agreement;

(v) CHTSun shall be a Delaware limited liability company.

Section 12.03 Additional Covenants.

CHTSun further covenants and agrees that until such time as the Pool Obligations are paid in full, it will (a) cause Borrowers to comply with the provisions of Section 3.21 and Section 3.22 of this Agreement, and (b) not modify or amend the Manager Pooling Agreement in any manner which would (i) add any additional properties to such Manager Pooling Agreement, (ii) have a material adverse effect on the Loan, the Documents, the value of the Property, the utility of the Property, the operations of the Property, the financial condition of any Borrower or any guarantor of the Loan or the ability of any Borrower to perform its obligations under the Documents, or (iii) have a material adverse effect on the operations of CHTSun, the financial condition of CHTSun or the ability of CHTSun to perform its obligations under this Agreement or the Manager Pooling Agreement.

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Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

IN WITNESS WHEREOF, the undersigned have executed this Agreement as a sealed instrument as of the day first set forth above.

BORROWERS:

GILBERT AZ SENIOR LIVING OWNER, LLC, a Delaware limited liability company

By:	/s/ Joshua J. Taube	[SEAL]

Name:	Joshua J. Taube
Title:	Vice President

CHTSUN TWO GILBERT AZ SENIOR LIVING, LLC, a Delaware limited liability company

By:	/s/ Joshua J. Taube	[SEAL]

Name:	Joshua J. Taube
Title:	Vice President

METAIRIE LA SENIOR LIVING OWNER, LLC, a Delaware limited liability company

By:	/s/ Joshua J. Taube	[SEAL]

Name:	Joshua J. Taube
Title:	Vice President

CHTSUN TWO METAIRIE LA SENIOR LIVING, LLC, a Delaware limited liability company

By:	/s/ Joshua J. Taube	[SEAL]

Name:	Joshua J. Taube
Title:	Vice President

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

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[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

[SIGNATURE PAGE TO AMENDED AND RESTATED LOAN AGREEMENT]

BATON ROUGE LA SENIOR LIVING OWNER, LLC, a Delaware limited liability company

By:	/s/ Joshua J. Taube	[SEAL]

Name:	Joshua J. Taube
Title:	Vice President

CHTSUN TWO BATON ROUGE LA SENIOR LIVING, LLC, a Delaware limited liability company

By:	/s/ Joshua J. Taube	[SEAL]

Name:	Joshua J. Taube
Title:	Vice President

LOMBARD IL SENIOR LIVING OWNER, LLC, a Delaware limited liability company

By:	/s/ Joshua J. Taube	[SEAL]

Name:	Joshua J. Taube
Title:	Vice President

CHTSUN THREE LOMBARD IL SENIOR LIVING, LLC, a Delaware limited liability company

By:	/s/ Joshua J. Taube	[SEAL]

Name:	Joshua J. Taube
Title:	Vice President

LOUISVILLE KY SENIOR LIVING OWNER, LLC, a Delaware limited liability company

By:	/s/ Joshua J. Taube	[SEAL]

Name:	Joshua J. Taube
Title:	Vice President

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

[SIGNATURE PAGE TO AMENDED AND RESTATED LOAN AGREEMENT]

SUNRISE LOUISVILLE KY SENIOR LIVING, LLC, a Kentucky limited liability company

By:	/s/ Joshua J. Taube			[SEAL]

Name:	Joshua J. Taube
Title:	Vice President

SANTA MONICA ASSISTED LIVING OWNER, LLC, a Delaware limited liability company

By:	/s/ Joshua J. Taube			[SEAL]

Name:	Joshua J. Taube
Title:	Vice President

AL SANTA MONICA SENIOR HOUSING, LP, a Delaware limited partnership

By:	Santa Monica GP, LLC, a Delaware limited liability company, its general partner

	By:	/s/Joshua J. Taube		[SEAL]

		Name:	Joshua J. Taube
		Title:	Vice President

SUNRISE CONNECTICUT AVENUE ASSISTED LIVING OWNER L.L.C., a Virginia limited liability company, formerly known as Sunrise Connecticut Avenue Assisted Living, L.L.C.

By:	/s/ Joshua J. Taube			[SEAL]

Name:	Joshua J. Taube
Title:	Vice President

[ACKNOWLEDGMENT ON FOLLOWING PAGE]

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

[ACKNOWLEDGMENT PAGE TO AMENDED AND RESTATED LOAN AGREEMENT]

STATE OF GEORGIA	)

COUNTY OF FULTON	)

On this 28th day of June, 2012, personally appeared before me Joshua J. Taube, who being by me duly sworn (or affirmed), did say that he is the Vice President of each of the Borrowers listed above with the exception of AL Santa Monica Senior Housing, LP, a Delaware limited partnership, as to which he is the Vice President of Santa Monica GP, LLC, a Delaware limited liability company and the general partner of AL Santa Monica Senior Housing, LP, and that on behalf of said limited liability companies, by authority of its board of managers, and said Vice President, acknowledged to me that said limited liability companies executed the same.

/s/ Sally Thornton
Notary Public

Sally Thornton
Printed Name

4/10/2014
My Commission expires

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

[SIGNATURE PAGE TO AMENDED AND RESTATED LOAN AGREEMENT]

CHTSUN PARTNERS IV, LLC, a Delaware limited liability company

By:	CHT SL IV Holding, LLC, a Delaware limited liability company, Managing Member

	By:	/s/ Joshua J. Taube	[SEAL]

	Name:	Joshua J. Taube
	Title:	Vice President

STATE OF GEORGIA	)

COUNTY OF FULTON	)

On this 28th day of July, 2012, personally appeared before me Joshua J. Taube, who being by me duly sworn (or affirmed), did say that he is the Vice President of CHT SL IV Holding, LLC, a Delaware limited liability company, Managing Member of CHTSun Partners IV, LLC, a Delaware limited liability company, and that on behalf of said limited liability company by authority of its board of managers, and said Vice President, acknowledged to me that said limited liability company executed the same.

/s/ Sally Thornton
Notary Public

Sally Thornton
Printed Name

4/10/2014
My Commission expires

AFFIX NOTARY SEAL

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

[SIGNATURE PAGE TO AMENDED AND RESTATED LOAN AGREEMENT]

LENDER:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation

By:	/s/ Thomas P. Goodsite
Name:	Thomas P. Goodsite
Title:	Vice President

[CORPORATE SEAL]

STATE OF GEORGIA	)

COUNTY OF FULTON	)

On this 27th day of July, 2012, personally appeared before me Thomas P. Goodsite, who being by me duly sworn (or affirmed), did say that he is the Vice President of The Prudential Insurance Company of America, a New Jersey corporation, and that on behalf of said corporation by authority of its bylaws (or of a resolution of its board of directors, as the case may be) and said Vice President, acknowledged to me that said corporation executed the same.

/s/ Kelly C. Bailey
Notary Public

Kelly C. Bailey
Printed Name

2/25/2014
My Commission expires

AFFIX NOTARY SEAL

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

Exhibit A

LEGAL DESCRIPTION OF LAND

See Exhibits A-1 through A-7 attached hereto.

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

A-1

Exhibit B

DESCRIPTION OF PERSONAL PROPERTY SECURITY

All of Borrower’s right, title and interest in, to and under the following as it pertains to each Borrower’s Individual Property:

1. All machinery, apparatus, goods, equipment, materials, fittings, fixtures, chattels, and tangible personal property, and all appurtenances and additions thereto and betterments, renewals, substitutions, and replacements thereof, owned by Borrower, wherever situate, and now or hereafter located on, attached to, contained in, or used or usable in connection with the real property described in Exhibit A attached to this Agreement and incorporated herein (the “Land”), and all improvements located thereon (the “Improvements”) or placed on any part thereof, though not attached thereto, including all screens, awnings, shades, blinds, curtains, draperies, carpets, rugs, furniture and furnishings, heating, electrical, lighting, plumbing, ventilating, air-conditioning, refrigerating, incinerating and/or compacting plants, systems, fixtures and equipment, elevators, hoists, stoves, ranges, vacuum and other cleaning systems, call systems, sprinkler systems and other fire prevention and extinguishing apparatus and materials, motors, machinery, pipes, ducts, conduits, dynamos, engines, compressors, generators, boilers, stokers, furnaces, pumps, tanks, appliances, equipment, fittings, and fixtures, including all personal property currently owned or acquired by Borrower after the date hereof used in connection with the ownership and operation of Borrower’s Individual Property as a Senior Living Facility (defined below), all kitchen or restaurant supplies, dining room facilities, medical facilities, or related furniture and equipment, and any other equipment, supplies or furniture owned by Borrower and leased to any third party service provider or facility operator under any use, occupancy, or lease agreements.

2. All funds, accounts, deposits, instruments, documents, contract rights, general intangibles, notes, and chattel paper arising from or by virtue of any transaction related to the Land, the Improvements, or any of the personal property described in this Exhibit B (including, without limitation, any payments due under any occupancy and admission agreements pertaining to occupants of Borrower’s Individual Property, including both residential and commercial agreements, and any management agreement or operating agreement under which control of the use or operation of Borrower’s Individual Property has been granted to any other entity, together with (i) all proceeds from any private insurance for tenants to cover rental charges and charges for services at or in connection with Borrower’s Individual Property, and the right to payments from Medicare or Medicaid programs, or similar federal, state or local programs, boards, bureaus or agencies and rights to payment from tenants, residents, occupants, private insurers or others, arising from the operation of Borrower’s Individual Property as a Senior Living Facility or otherwise due for tenants, residents or occupants or for services at Borrower’s Individual Property, (ii) all payments due, or received, from occupants, second party charges added to base rental income, base and/or additional meal sales, commercial operations located on Borrower’s Individual Property or provided as a service to the occupants of Borrower’s Individual Property, rental from guest suites, seasonal lease charges, furniture leases, and laundry services, and any and all other services provided to third parties in connection with Borrower’s Individual Property, and (iii) any and all other personal property on the real property site, excluding personal property belonging to occupants of the real property).

3. All permits, licenses, franchises, certificates, and other rights and privileges now held or hereafter acquired by Borrower in connection with the Land, the Improvements, or any of the personal property described in this Exhibit B, including all licenses, permits, certificates, and approvals required

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

for the operation of Borrower’s Individual Property as a Senior Living Facility, to the extent permitted by applicable law and regulations. For purposes of this Agreement, “Senior Living Facility” shall mean (i) with respect to the Sunrise of Connecticut Avenue Individual Property, a residential housing facility which qualifies as “housing for older persons” under the Fair Housing Amendments Act of 1988 and includes congregate living units and assisted living units, but which does not include any nursing care units, and which is licensed as an “Assisted Living Residence” under District of Columbia law, (ii) with respect to the Sunrise of Santa Monica Individual Property, a residential housing facility which qualifies as “housing for older persons” under the Fair Housing Amendments Act of 1988 and includes congregate living units and assisted living units, but which does not include any nursing care units, and which is licensed as a “Residential Care Facility For The Elderly” under California law, (iii) with respect to the Sunrise of Gilbert Individual Property, a residential housing facility which qualifies as “housing for older persons” under the Fair Housing Amendments Act of 1988 and includes congregate living units and assisted living units, but which does not include any nursing care units, and which is licensed as an “Assisted Living Facility” under Arizona law, (iv) with respect to the Sunrise of Metairie Individual Property and the Sunrise at Siegen Individual Property, a residential housing facility which qualifies as “housing for older persons” under the Fair Housing Amendments Act of 1988 and includes congregate living units and assisted living units, but which does not include any nursing care units, and which is licensed as a “Shelter Care” facility under Louisiana law, (v) with respect to the Sunrise at Fountain Square Individual Property, a residential housing facility which qualifies as “housing for older persons” under the Fair Housing Amendments Act of 1988 and includes congregate living units and assisted living units, but which does not include any nursing care units, and which is licensed as an “Assisted Living” facility under Illinois law, and (vi) with respect to the Sunrise of Louisville Individual Property, a residential housing facility which qualifies as “housing for older persons” under the Fair Housing Amendments Act of 1988 and includes congregate living units and assisted living units, but which does not include any nursing care units, and which is licensed as a “Personal Care Home” under Kentucky law.

4. All right, title, and interest of Borrower in and to the name and style by which the Land and/or the Improvements is known, including trademarks and trade names relating thereto (but specifically excluding the tradename “Sunrise” and any intellectual property related to such tradename).

5. All right, title, and interest of Borrower in, to, and under all plans, specifications, maps, surveys, reports, permits, licenses, architectural, engineering and construction contracts, books of account, insurance policies, and other documents of whatever kind or character, relating to the use, construction upon, occupancy, leasing, sale, or operation of the Land and/or the Improvements; provided, however, that any such plans and specifications transferred hereunder are transferred for use in connection with Borrower’s Individual Property only and not for any other purpose.

6. All interests, estates, or other claims or demands, in law and in equity, which Borrower now has or may hereafter acquire in the Land, the Improvements, or the personal property described in this Exhibit B.

7. All right, title, and interest owned by Borrower in and to all options to purchase or lease the Land, the Improvements, or any other personal property described in this Exhibit B, or any portion thereof or interest therein, and in and to any greater estate in the Land, the Improvements, or any of the personal property described in this Exhibit B.

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

8. All of the estate, interest, right, title, other claim or demand, both in law and in equity, including claims or demands with respect to the proceeds of insurance relating thereto, which Borrower now has or may hereafter acquire in the Land, the Improvements, or any of the personal property described in this Exhibit B, or any portion thereof or interest therein, and any and all awards made for the taking by eminent domain, or by any proceeding or purchase in lieu thereof, of the whole or any part of such property, including without limitation, any award resulting from a change of any streets (whether as to grade, access, or otherwise) and any award for severance damages.

9. All right, title, and interest of Borrower in and to all contracts, permits, certificates, licenses, approvals, utility deposits, utility capacity, and utility rights issued, granted, agreed upon, or otherwise provided by any governmental or private authority, person or entity relating to the ownership, development, construction, operation, maintenance, marketing, sale, or use of the Land and/or the Improvements, including all of Borrower’s rights and privileges hereto or hereafter otherwise arising in connection with or pertaining to the Land and/or the Improvements, including, without limiting the generality of the foregoing, all water and/or sewer capacity, all water, sewer and/or other utility deposits or prepaid fees, and/or all water and/or sewer and/or other utility tap rights or other utility rights, any right or privilege of Borrower under any loan commitment, lease, contract, declaration of covenants, restrictions and easements or like instrument, developer’s agreement, or other agreement with any third party pertaining to the ownership, development, construction, operation, maintenance, marketing, sale, or use of the Land and/or the Improvements.

10. All of Borrower’s inventory, accounts, accounts receivable, contract rights, general intangibles, and all proceeds thereof.

AND ALL PROCEEDS AND PRODUCTS OF THE FOREGOING PERSONAL PROPERTY DESCRIBED IN THIS EXHIBIT B.

A PORTION OF THE ABOVE DESCRIBED GOODS ARE OR ARE TO BE AFFIXED TO THE REAL PROPERTY DESCRIBED IN EXHIBIT A.

OWNER IS THE RECORD TITLE HOLDER AND OWNER OF THE REAL PROPERTY DESCRIBED IN EXHIBIT A.

ALL TERMS USED IN THIS EXHIBIT B (AND NOT OTHERWISE DEFINED IN THIS EXHIBIT B) SHALL HAVE THE MEANING, IF ANY, ASCRIBED TO SUCH TERM UNDER THE UNIFORM COMMERCIAL CODE AS ADOPTED AND IN FORCE IN THE JURISDICTION IN WHICH THIS FINANCING STATEMENT HAS BEEN FILED/RECORDED (THE “U.C.C.”).

WITH RESPECT TO ANY FINANCING STATEMENT TO WHICH THIS EXHIBIT B IS ATTACHED, THE TERM “BORROWER” SHALL MEAN “DEBTOR” AS SUCH TERM IS DEFINED IN THE U.C.C.

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

Exhibit C

PERMITTED ENCUMBRANCES

See Exhibits C-1 through C-7 attached hereto.

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

C-1

Exhibit C-1

PERMITTED ENCUMBRANCES

(Property Address)

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

C-2

Exhibit D

INDIVIDUAL PROPERTIES AND ALLOCATED LOAN AMOUNTS

Borrower	Individual Property Name/Address	Property State	County	Loan Number	Allocated Loan Amount
Gilbert AZ Senior Living Owner, LLC	Sunrise of Gilbert 580 South Gilbert Road Gilbert, Arizona 85296	Arizona	Maricopa	706108866	$17,061,000.00
CHTSun Two Gilbert AZ Senior Living, LLC
Metairie LA Senior Living Owner, LLC	Sunrise of Metairie 3732 W. Esplanade Avenue, South Metairie, Louisiana 70002	Louisiana	Jefferson	706108867	$13,839,000.00
CHTSun Two Metairie LA Senior Living, LLC
Baton Rouge LA Senior Living Owner, LLC	Sunrise at Siegen 9351 Siegen Lane Baton Rouge, Louisiana 70810	Louisiana	East Baton Rouge	706108868	$9,769,000.00
CHTSun Two Baton Rouge LA Senior Living, LLC
Lombard IL Senior Living Owner, LLC	Sunrise at Fountain Square 2210 Fountain Square Drive Lombard, Illinois 60418	Illinois	Kane	706108869	$17,657,000.00
CHTSun Three Lombard IL Senior Living, LLC
Louisville KY Senior Living Owner, LLC	Sunrise of Louisville 6800 Overlook Drive Louisville, Kentucky 40241	Kentucky	Jefferson	706108870	$11,674,000.00
Sunrise Louisville KY Senior Living, LLC
Sunrise Connecticut Avenue Assisted Living Owner, L.L.C.	Sunrise of Connecticut Avenue 5111 Connecticut Avenue Washington, DC 20008	DC	District of Columbia	706108716	$33,932,000.00
Santa Monica Assisted Living Owner, LLC	Sunrise of Santa Monica 1312 15th Street Santa Monica, California 90404	California	Los Angeles	706108717	$21,068,000.00
AL Santa Monica Senior Housing, LP

AGGREGATE LOAN AMOUNT					$125,000,000.00

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

D-1

Exhibit E

LIST OF BORROWERS, BORROWERS’ ADDRESSES

AND BORROWERS’ TAX IDENTIFICATION NUMBERS

Borrower	Borrower Address	Federal Tax Identification Number

Gilbert AZ Senior Living Owner, LLC	c/o CNL Healthcare Trust, Inc. CNL Center at City Commons 450 South Orange Avenue Orlando, Florida 32801	61-1686403

CHTSun Two Gilbert AZ Senior Living, LLC	c/o CNL Healthcare Trust, Inc. CNL Center at City Commons 450 South Orange Avenue Orlando, Florida 32801	26-1149428

Metairie LA Senior Living Owner, LLC	c/o CNL Healthcare Trust, Inc. CNL Center at City Commons 450 South Orange Avenue Orlando, Florida 32801	36-4735750

CHTSun Two Metairie LA Senior Living, LLC	c/o CNL Healthcare Trust, Inc. CNL Center at City Commons 450 South Orange Avenue Orlando, Florida 32801	26-1149470

Baton Rouge LA Senior Living Owner, LLC	c/o CNL Healthcare Trust, Inc. CNL Center at City Commons 450 South Orange Avenue Orlando, Florida 32801	36-4735736

CHTSun Two Baton Rouge LA Senior Living, LLC	c/o CNL Healthcare Trust, Inc. CNL Center at City Commons 450 South Orange Avenue Orlando, Florida 32801	26-1149396

Lombard IL Senior Living Owner, LLC	c/o CNL Healthcare Trust, Inc. CNL Center at City Commons 450 South Orange Avenue Orlando, Florida 32801	90-0860102

CHTSun Three Lombard IL Senior Living, LLC	c/o CNL Healthcare Trust, Inc. CNL Center at City Commons 450 South Orange Avenue Orlando, Florida 32801	26-1429678

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

E-1

Louisville KY Senior Living Owner, LLC	c/o CNL Healthcare Trust, Inc. CNL Center at City Commons 450 South Orange Avenue Orlando, Florida 32801

Sunrise Louisville KY Senior Living, LLC	c/o CNL Healthcare Trust, Inc. CNL Center at City Commons 450 South Orange Avenue Orlando, Florida 32801	35-2276015

Santa Monica Assisted Living Owner, LLC	c/o CNL Healthcare Trust, Inc. CNL Center at City Commons 450 South Orange Avenue Orlando, Florida 32801	37-1695936

AL Santa Monica Senior Housing, LP	c/o CNL Healthcare Trust, Inc. CNL Center at City Commons 450 South Orange Avenue Orlando, Florida 32801	56-2492278

Sunrise Connecticut Avenue Assisted Living Owner, L.L.C.	c/o CNL Healthcare Trust, Inc. CNL Center at City Commons 450 South Orange Avenue Orlando, Florida 32801	52-2255136

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

E-2

Exhibit F

PRINCIPAL AND INTEREST PAYMENTS

AND DAILY CHARGES DUE UNDER EACH NOTE

Individual Loan	Monthly Interest Only Payment	Monthly Principal and Interest Payment	Daily Charge

Gilbert Note	$74,641.88	$94,211.47	$275.00
Metairie Note	$60,545.63	$76,419.47	$275.00
Siegen Note	$42,739.38	$53,944.78	$275.00
Fountain Square Note	$77,249.38	$97,502.61	$275.00
Louisville Note	$51,073.75	$64,464.26	$275.00
Connecticut Avenue Note	$131,769.26	$175,169.31	$250.00
Santa Monica Note	$81,814.07	$108,760.67	$250.00

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

F-1

Exhibit G

LIST OF POST-CLOSING OBLIGATIONS

1. Borrowers covenant and agree to use commercially reasonable efforts to (a) complete the items with respect to the Property as set forth below within the timeframes specified for each item, and (b) provide Lender within the time period allowed for such items with evidence reasonably satisfactory to Lender that such items have been completed.

Property	Description	Total Costs	Time Allowance

Sunrise of Gilbert	Registration of four drywells with ADEQ	$100 filing fee per drywell	30 days from date of Agreement

Sunrise of Connecticut Avenue	Minor brick veneer repairs	$1,000.00	90 days from date of Agreement

Prudential Loan Nos. 706108716-706108717

and 706108866-706108870

CHT REIT Portfolio

Amended and Restated Loan Agreement

G-1